EXHIBIT 10.1

CONFIDENTIAL

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

COLLABORATION, OPTION AND LICENSE AGREEMENT

by and between

Novartis Pharma AG

and

Monte Rosa Therapeutics AG

September 13, 2025

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Table of Contents

Page

Article 1 DEFINITIONS; INTERPRETATION		1
Article 2 RESEARCH PROGRAMS; OTHER IMMUNOLOGY TARGETS		30
2.1.	[***] Research Program.	30
2.2.	Immunology Research Programs.	33
2.3.	Subcontracting.	36
2.4.	Quality Matters.	37
2.5.	Regulatory Materials.	40
2.6.	Other Targets in the Immunology Field.	40
Article 3 Option; LICENSES; EXCLUSIVITY		40
3.1.	Option.	40
3.2.	License Grant to Novartis Upon License Effective Date.	43
3.3.	No Implied Licenses.	44
3.4.	Addition of Upstream Licenses.	44
3.5.	Exclusivity.	45
3.6.	Technology Transfer and Cooperation.	47
Article 4 GOVERNANCE		49
4.1.	Alliance Managers.	49
4.2.	Joint Research Committee.	49
4.3.	JRC Membership and Meetings.	52
Article 5 DEVELOPMENT		52
5.1.	General.	52
5.2.	Phase 1 Clinical Trials.	52
5.3.	Development Diligence.	53
5.4.	Development Updates.	53
Article 6 REGULATORY		53
6.1.	General.	53
6.2.	Right of Reference.	53
6.3.	Clinical Trial Disclosures.	54
6.4.	Safety and Pharmacovigilance Matters.	54
Article 7 MANUFACTURING		54

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7.1.	Manufacturing.	54
Article 8 COMMERCIALIZATION		55
8.1.	[***].	55
8.2.	[***]	55
8.3.	Pricing Approvals.	55
8.4.	Recalls, Suspensions, and Withdrawals.	55
8.5.	Trademarks; INN, USAN and Other Applications.	55
Article 9 FINANCIAL PROVISIONS		56
9.1.	Upfront Payment.	56
9.2.	Early R&D Payments.	56
9.3.	Option Exercise Payments.	57
9.4.	Milestone Payments.	57
9.5.	Royalty Payments.	63
9.6.	Reports and Payment Terms.	66
9.7.	Existing Upstream License Payments and Reports.	67
9.8.	Licensor Assistance.	67
9.9.	Currency; Exchange Rate.	67
9.10.	Tax.	67
9.11.	Interest Payments.	69
9.12.	Records and Audit Rights.	69
9.13.	No Projections.	70
Article 10 INTELLECTUAL PROPERTY		70
10.1.	Ownership of Inventions.	70
10.2.	Patent Prosecution and Maintenance.	72
10.3.	Patent Enforcement.	74
10.4.	Third Party Infringement Claims.	75
10.5.	Patent Term Extension and Supplementary Protection Certification.	76
10.6.	Patent Listings.	76
10.7.	Unitary Patent System.	76
10.8.	Patents Licensed from Third Parties.	76
10.9.	Patent Challenge.	77
Article 11 CONFIDENTIALITY; PUBLICATION		77

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11.1.	Confidential Information Prior to the License Effective Date.	77
11.2.	Product Information.	77
11.3.	Duty of Confidence.	78
11.4.	Exceptions.	78
11.5.	Authorized Disclosures.	79
11.6.	SEC Filings and Other Disclosures.	80
11.7.	Publications.	81
11.8.	Publicity.	82
Article 12 TERM AND TERMINATION		83
12.1.	Term.	83
12.2.	Termination.	83
12.3.	Effects of Termination.	85
12.4.	Rights in Insolvency.	88
12.5.	[***].	89
12.6.	Survival.	89
12.7.	Termination Not Sole Remedy.	89
Article 13 REPRESENTATIONS AND WARRANTIES; COVENANTS		90
13.1.	Mutual Representations and Warranties.	90
13.2.	Additional Representations and Warranties by Licensor.	90
13.3.	Compliance Covenants.	93
13.4.	Additional Covenants of Licensor.	94
13.5.	Novartis Standards and Policies.	95
13.6.	Bring Down Limitations.	97
13.7.	No Other Warranties.	98
Article 14 INDEMNIFICATION; LIABILITY; INSURANCE		98
14.1.	Indemnification by Licensor.	98
14.2.	Indemnification by Novartis.	98
14.3.	Indemnification Procedure.	99
14.4.	Insurance.	100
Article 15 GENERAL PROVISIONS		101
15.1.	Limitation of Liability.	101
15.2.	Force Majeure.	101

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15.3.	Assignment.	101
15.4.	Change of Control.	102
15.5.	Severability.	103
15.6.	Notices.	103
15.7.	Dispute Resolution.	104
15.8.	Governing Law; Waiver of Jury Trial.	105
15.9.	Compliance with Law.	105
15.10.	Export Control.	105
15.11.	Entire Agreement; Amendments.	105
15.12.	Independent Contractors.	106
15.13.	Waiver.	106
15.14.	Cumulative Remedies.	106
15.15.	Further Actions.	106
15.16.	No Third Party Beneficiary Rights.	106
15.17.	Extension to Affiliates.	106
15.18.	Expenses.	106
15.19.	English Language.	106
15.20.	Counterparts.	107

EXHIBITS

EXHIBIT 1.96 – Immunology DC Criteria

EXHIBIT 1.98– IMMUNOLOGY IND DATA PACKAGE

EXHIBIT 1.119 – SAMPLE INVOICE

EXHIBIT 1.124 – [***] DC Data Package

EXHIBIT 1.126 – INITIAL [***] RESEARCH PLAN

Exhibit 1.137 – [***]

EXHIBIT 1.199 – [***]

EXHIBIT 2.3(a) – PERMITTED LICENSOR SUBCONTRACTORS

EXHIBIT 3.6(d)(ii) – FORM OF CONSENT LETTER

EXHIBIT 9.9 – LICENSOR BANK ACCOUNT INFORMATION

EXHIBIT 11.8(a) – FORM OF PRESS RELEASE

EXHIBIT 13.2 – DISCLOSURES TO ADDITIONAL REPRESENTATIONS and Warranties by Licensor

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EXHIBIT 13.5(d) – ANNUAL COMPLIANCE CONFIRMATION FORM

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COLLABORATION, OPTION AND LICENSE AGREEMENT

This Collaboration, Option and License Agreement (this “Agreement”) is made as of September 13, 2025 (the “Effective Date”), by and between Novartis Pharma AG, a company organized under the laws of Switzerland located at Lichtstrasse 35, CH-4056 Basel, Switzerland (“Novartis”) and Monte Rosa Therapeutics AG, a company organized under the laws of Switzerland located at WKL-136.3, Klybeckstrasse 191, 4057 Basel, Switzerland (“Licensor”). Novartis and Licensor are referred to in this Agreement individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Licensor owns or otherwise Controls certain Patent Rights and Know-How, including with respect to the Licensor Platform; and

WHEREAS, subject to the terms and conditions of this Agreement, the Parties desire to enter into a collaboration for Licensor to use the Licensor Platform to identify, generate and otherwise Research Candidate Compounds, and Novartis wishes to obtain, and Licensor wishes to grant, certain exclusive licenses and certain options to obtain exclusive licenses, under the Licensed Technology, to Exploit Licensed Compounds and Licensed Products in the Field in the Territory, in each case, under the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt, sufficiency and adequacy of which are hereby acknowledged, Novartis and Licensor hereby agree as follows:

Article 1
DEFINITIONS; INTERPRETATION

Unless the context otherwise requires, the terms in this Agreement with initial letters capitalized shall have the meanings set forth below:

1.1. “Accounting Standards” means: (a) with respect to Novartis, International Financial Reporting Standards (“IFRS”); and (b) with respect to Licensor, generally accepted accounting principles in the United States of America (“GAAP”), as in effect from time to time, in each case, consistently applied throughout the applicable Party’s organization. Each Party shall [***] notify the other Party in the event that it changes the Accounting Standards pursuant to which its records are maintained; provided that each Party may only use internationally recognized accounting principles (e.g., IFRS, GAAP, etc.) as its Accounting Standards.

1.2. “Acquired Product” shall have the meaning set forth in Section 3.5(b)(ii) (Acquired Products).

1.3. “Acquirer” shall have the meaning set forth in Section 3.5(b)(i) (Change of Control).

1.4. “Acquisition” shall have the meaning set forth in Section 3.5(b)(ii) (Acquired Products).

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1.5. “Act” means the United States Federal Food, Drug, and Cosmetic Act (21 U.S.C. 335a), as amended, and the rules and regulations promulgated thereunder.

1.6. “Adverse Event” means any untoward medical occurrence in a patient or clinical investigation subject administered a pharmaceutical product and that does not necessarily have a causal relationship with the relevant treatment, including any unfavorable and unintended sign (including an abnormal laboratory finding), symptom, or disease temporally associated with the use of the applicable pharmaceutical product, whether or not related to such pharmaceutical product.

1.7. “Affiliate” means, with respect to any Person, any other Person that now or hereinafter controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” shall mean direct or indirect ownership of at least fifty percent (50%) of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interest, in the case of any other type of legal entity, status as a general partner in any partnership or any other arrangement whereby the Person controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity, or the ability to direct the management and policies of a corporation or other entity. The Parties acknowledge that, in the case of entities organized under the laws of certain countries where the maximum percentage ownership permitted by law for a foreign investor is less than fifty percent (50%), such lower percentage shall be substituted in the preceding sentence; provided that such foreign investor has the power to direct the management and policies of such entity.

1.8. “Agreement” shall have the meaning set forth in the Preamble.

1.9. “Alliance Manager” shall have the meaning set forth in Section 4.1 (Alliance Managers).

1.10. “Annual Compliance Confirmation” shall have the meaning set forth in Section 13.5(d) (Novartis Standards and Policies).

1.11. “Applicable Laws” means any national, international, supra-national, federal, state or local laws, treaties, statutes, ordinances, rulings, rules and regulations, including any rules, regulations, guidance or guidelines, or requirements of any regulatory authorities, national securities exchanges or securities listing organizations, governmental authorities, courts, tribunals, agencies, legislative bodies and commissions that are in effect from time to time during the Term and applicable to any particular activity hereunder, including GCP, GMP, GLP, GVP and Data Protection Laws, as applicable.

1.12. “Assumed [***] Research Activities” has the meaning set forth in Section 2.1(c)(ii) (Novartis Step-In Right).

1.13. “Auditor” shall have the meaning set forth in Section 9.12(b)(i) (Audit Rights).

1.14. [***]

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1.15. “Bayh-Dole Act” means the Patent and Trademark Law Amendments Act of 1980, codified at 35 U.S.C. §§ 200-212, as well as any regulations promulgated pursuant thereto, including in 37 C.F.R. Part 401.

1.16. “Business Day” means any day on which banks are not required or authorized by law to close in Basel, Switzerland, Zurich, Switzerland, New York, N.Y. or Luxembourg, Luxembourg.

1.17. “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31 during the Term or the applicable part thereof during the first or last calendar quarter of the Term.

1.18. “Calendar Year” means any calendar year ending on December 31 or the applicable part thereof during the first or last calendar year of the Term.

1.19. “Candidate Compound” means, (a) with respect to the [***] Research Program, any Degrader that is [***] or (b) with respect to an Immunology Research Program, any Degrader that is: [***]. Notwithstanding the foregoing, all Candidate Compounds under a given Immunology Research Program will cease being Candidate Compounds following the License Effective Date for such Immunology Research Program whereupon they will become Licensed Compounds for the purposes of this Agreement. [***]

1.20. “Change of Control” means, with respect to a Party: (a) a merger, reorganization, combination or consolidation of such Party (or, if applicable, a parent company of such Party) with a Third Party that results in the holders of beneficial ownership of the voting securities or other voting interests of such Party (or, if applicable, a parent company of such Party) immediately prior to such merger, reorganization, combination or consolidation ceasing to hold beneficial ownership of at least fifty percent (50%) of the combined voting power of the surviving entity or the applicable parent of the surviving entity immediately after such merger, reorganization, combination or consolidation; (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities or other voting interest of such Party or a parent company of such Party; or (c) the sale or other transfer (in one (1) transaction or a series of related transactions) to a Third Party of all or substantially all of such Party’s or its parent company’s assets. For the purposes of this definition, “parent company” of a Party means an entity that has direct or indirect ownership of more than fifty percent (50%) of the shares of stock entitled to vote for the election of directors of such Party, where the Party is a corporation, or more than fifty percent (50%) of the equity interest, in the case of any other type of legal entity, status as a general partner in any partnership or any other arrangement whereby the entity controls or has the right to control the board of directors or equivalent governing body of the Party, or the ability to direct the management and policies of the Party.

1.21. “Claim” means any demand, claim, action, litigation, arbitration or other proceeding brought by a Third Party.

1.22. “Clinical Trial” means a Phase 1 Clinical Trial, Phase 2 Clinical Trial, Phase 3 Clinical Trial or such other study in humans that is conducted in accordance with GCP and is

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designed to generate data in support or maintenance of an NDA, MAA or other similar marketing application.

1.23. “CMC” means chemistry, manufacturing and controls.

1.24. “CMO” means a contract manufacturing organization.

1.25. “Code” means the United States Bankruptcy Code, 11 U.S.C. § 101 et seq.

1.26. “Combination Product” shall have the meaning set forth in Section 1.170(g)(iv) (Net Sales).

1.27. “Commercialize” or “Commercialization” means any and all activities directed to branding, marketing, promoting, pricing, distributing, importing, exporting, offering to sell or selling a product or conducting other commercialization (or handling any such action taken on one’s behalf), including any and all activities directed to obtaining Pricing Approvals and any and all Pre-Marketing Activities. For clarity, Commercialization shall not include Development or Manufacturing.

1.28. “Commercially Reasonable Efforts” means, [***].

1.29. “Competing Product” means [***].

1.30. “Compulsory License” means, with respect to a given Licensed Product in a country, a license or sublicense or other rights granted to a Third Party (a “Compulsory Licensee”) through the order, decree, or grant of a Governmental Authority in such country, authorizing such Compulsory Licensee to Manufacture, Commercialize, or otherwise Exploit such Licensed Product in such country.

1.31. “Compulsory Licensee” shall have the meaning set forth in Section 1.30 (Compulsory License).

1.32. “Confidential Information” means, with respect to a Party, all Know-How and other proprietary information and data of a financial, commercial or technical nature that is disclosed by or on behalf of such Party or any of its Affiliates or otherwise made available to the other Party or any of its Affiliates, whether made available orally, in writing or in electronic form, in connection with this Agreement on or after the Effective Date or before the Effective Date under the Confidentiality Agreement as provided in Section 15.11 (Entire Agreement; Amendments), including any such Know-How, proprietary information or data comprising or relating to concepts, discoveries, inventions, data, designs, information or formulae. For clarity: (a) all Data arising from preclinical and clinical Development activities related to a Licensed Compound (which, for clarity, will include any Candidate Compound Directed To [***]) or Licensed Product, whether arising prior to or after the applicable License Effective Date, shall constitute the Confidential Information of Novartis; (b) all Licensed Know-How other than the Data set forth in the foregoing clause (a) shall constitute the Confidential Information of Licensor; (c) the existence of, and the terms and conditions of, this Agreement (including, for clarity, the [***] Research Plan, the [***] DC Criteria and the Immunology DC Criteria) shall be deemed to constitute the Confidential

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Information of each Party; (d) Know-How within the Novartis Background Technology and Novartis’ Manufacturing Know-How shall be deemed to constitute the Confidential Information of Novartis; and (e) all Development, Commercialization, financial and other reports provided by or on behalf of Novartis to Licensor pursuant to this Agreement shall be deemed to constitute the Confidential Information of Novartis.

1.33. “Confidentiality Agreement” shall have the meaning set forth in Section 15.11 (Entire Agreement; Amendments).

1.34. “Consent Letter” shall have the meaning set forth in Section 3.6(d)(ii) (Access to Other Existing Third Party Contractors).

1.35. “Control” or “Controlled” means, with respect to any Know-How, Patent Rights, other Intellectual Property Rights, or any proprietary or trade secret information, the legal authority or right (whether by ownership, license or otherwise) of a Party or any of its Affiliates to grant a license or a sublicense of or under, or access to or right to use, such Know-How, Patent Rights, or Intellectual Property Rights to another Person, or to otherwise disclose such proprietary or trade secret information to another Person, without: (a) breaching the terms of any agreement with a Third Party in existence as of the time such Party or any of its Affiliates would first be required hereunder to grant the other Party such license or sublicense, or access to or right to use, or incurring any additional payment obligations to a Third Party as a result of such access, right to use, license, or sublicense; or (b) misappropriating the proprietary or trade secret information of a Third Party. Notwithstanding the foregoing, a Party and its Affiliates shall not be deemed to “Control” any of the foregoing that is owned or in-licensed by a Third Party that becomes an Affiliate of such Party as a result of such Change of Control of such Party occurring after the Effective Date, unless: (i) immediately prior to the consummation of such Change of Control, such Party or any of its Affiliates also Controlled such Know-How, Patent Rights, other Intellectual Property Rights, or any proprietary or trade secret information; or (ii) after the consummation of such Change of Control, such Party or any of its Affiliates determines to use or uses any such Know-How, Patent Rights, other Intellectual Property Rights, or any proprietary or trade secret information in the performance of its obligations or exercise of its rights under this Agreement, in each of which cases (clauses (i) and (ii)) such Know-How, Patent Rights, other Intellectual Property Rights, or any proprietary or trade secret information shall be “Controlled” by such Party for purposes of this Agreement.

1.36. “Cover” means, with respect to given product (or component thereof) and Patent Right, that a claim of such Patent Right would, absent a license thereunder or ownership thereof, be infringed by the making, having made, use, sale, offer for sale or importation of such product or component, and, for purposes of determining such infringement, considering claims of pending patent applications as if they have already been issued.

1.37. “CTA” means clinical trial application.

1.38. “Data” means any and all data and results that has arisen or arises from the Exploitation of a Candidate Compound, Licensed Compound, or Licensed Product, including metadata, pharmacology data, preclinical data, clinical data, biomarker data, investigator reports (both preliminary and final), statistical analysis, expert opinions and reports, and safety and other

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electronic databases, in each case, in any and all forms, including files, reports, raw data, source data (including patient medical records and original patient report forms, but excluding patient-specific data to the extent required by Applicable Laws) and the like.

1.39. “Data Integrity” means the procedures and controls in place to ensure that all data (including electronic records) are Attributable, Legible, Contemporaneous, Original, Accurate, Complete, Available, Consistent and Enduring (ALCOA+) through from their creation, processing, review, reporting and retention (over the data lifecycle).

1.40. “Data Protection Laws” means any laws, regulations and orders of any jurisdiction relating to the privacy, security, confidentiality or integrity of Personal Data applicable to the Processing of Personal Data, including the EU General Data Protection Regulation (2016/679).

1.41. “Debarred Person” shall have the meaning set forth in Section 13.1(f) (Mutual Representations and Warranties).

1.42. “Degrader” means [***].

1.43. “Develop” or “Development” means any and all Research and clinical drug development activities in connection with obtaining Regulatory Approval in the applicable country or regulatory jurisdiction for any compound or product, in each case, whether alone or for use together, or in combination, with another active agent or pharmaceutical or other compound or product, including test method development and stability testing, assay development and toxicology (including GLP toxicology studies), formulation, quality assurance/quality control development, technical development, process development, manufacturing scale-up, development-stage manufacturing, analytical method validation, manufacturing process validation, cleaning validation, statistical analysis, report writing, non-clinical and clinical studies, packaging development, regulatory affairs, and the preparation, filing and prosecution of NDAs, MAAs and other applications for Regulatory Approval for such pharmaceutical or other product, as well as any and all regulatory activities related to any of the foregoing and activities that are otherwise reasonably necessary or useful in anticipation of or in preparation of Commercialization of a product. For clarity, Development shall not include Manufacturing or Commercialization. “Developing” shall be construed accordingly.

1.44. “Development and Regulatory Milestone Event” shall have the meaning set forth in Section 9.4(a) (Development and Regulatory Milestone Payments).

1.45. “Development and Regulatory Milestone Payment” shall have the meaning set forth in Section 9.4(a) (Development and Regulatory Milestone Payments).

1.46. “Development Candidate” means, with respect to the [***] Research Program, the Candidate Compound designated as a “Development Candidate” therefor in accordance with Section 2.1(i) (Development Candidate Designation).

1.47. “Development Candidate Designation” means the first to occur of [***], pursuant to Section 2.1(i) (Development Candidate Designation).

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1.48. “Development Update” shall have the meaning set forth in Section 5.4 (Development Updates).

1.49. “Directed To” means, [***].

1.50. “Disclosing Party” shall have the meaning set forth in Section 11.3(a) (Duty of Confidence).

1.51. “Disclosure Letter” means, with respect to each Immunology Research Program, a letter to be delivered by Licensor to Novartis on or before the License Effective Date that sets forth any updated disclosures with respect to the Immunology Research Program for which the letter is being delivered against Licensor’s representations and warranties contained in Exhibit 13.2 (Disclosures to Additional Representations and Warranties by Licensor).

1.52. “Dispute” shall have the meaning set forth in Section 15.7(b) (Arbitration).

1.53. “DOJ” shall have the meaning set forth in Section 3.1(c)(i) (Antitrust Clearances and Foreign Investment Consents).

1.54. “Dollar” means the U.S. dollar, and “$” shall be interpreted accordingly.

1.55. “Early R&D Milestone Event” shall have the meaning set forth in Section 9.2(b) ([***] Development Candidate and IND Milestone Payments).

1.56. “Early R&D Milestone Payment” shall have the meaning set forth in Section 9.2(b) ([***] Development Candidate and IND Milestone Payments).

1.57. “Effective Date” shall have the meaning set forth in the Preamble.

1.58. “EMA” means the European Medicines Agency or any successor entity thereto.

1.59. “Enforcing Party” shall have the meaning set forth in Section 10.3(b)(i)(C) (Step-In Right).

1.60. “EU” means the European Union, as its membership may be constituted from time to time, [***].

1.61. “European Regulatory Approval” means, with respect to a Licensed Product, receipt of Regulatory Approval of such Licensed Product from either the European Commission or the relevant Regulatory Authority in [***] of the Major European Markets, and Pricing Approval of such Licensed Product in [***] of the Major European Markets.

1.62. “Ex-U.S. Clearance” means any consents, approvals, authorizations or waivers from competition authorities in the EU or other countries or territories outside of the United States in the Territory.

1.63. “Executive Officers” means, [***].

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1.64. “Existing Materials” shall have the meaning set forth in Section 3.6(c) (Licensed Compound and Licensed Product Transfer).

1.65. “Existing Upstream License” means any agreement between Licensor or any of its Affiliates, on the one hand, and a Third Party licensor, on the other hand, entered into prior to the Effective Date under which Licensor or any of its Affiliates Controls any Patent Rights or Know-How constituting Licensed Patents, Licensed Know-How, or Potential Licensed Technology.

1.66. “Exploit” means, with respect to a compound or product, to Develop, have Developed, make, have made, use, have used, import, have imported, Manufacture, have Manufactured, Commercialize, have Commercialized or otherwise exploit or have exploited such compound or product. “Exploitation” and “Exploiting” will be construed accordingly.

1.67. “Extensions” shall have the meaning set forth in Section 10.5 (Patent Term Extension and Supplementary Protection Certification).

1.68. “FDA” means the United States Food and Drug Administration or any successor entity thereto.

1.69. “Field” means all uses in humans and animals.

1.70. “Final Immunology IND Data Package” shall have the meaning set forth in Section 2.2(f) (Final Immunology IND Data Package).

1.71. “Final [***] DC Data Package” shall have the meaning set forth in Section 2.1(g) (Final [***] DC Data Package).

1.72. “First Commercial Sale” means the first sale of a Licensed Product by Novartis, its Affiliate, or a Sublicensee to a Third Party in an arms’ length transaction in a country following Regulatory Approval (excluding, solely for the purposes of the Royalty Term, Pricing Approval) for sale of such Licensed Product in such country. [***].

1.73. “Force Majeure” shall have the meaning set forth in Section 15.2 (Force Majeure).

1.74. “Foreground Know-How” means all Know-How relating to Inventions.

1.75. “Foreground Patents” means all Patent Rights disclosing or claiming patentable Inventions.

1.76. “Foreign Investment Consent” means any required consent, approval, authorization or waiver from Governmental Authorities pursuant to applicable Foreign Investment Laws.

1.77. “Foreign Investment Law” means any public interest, foreign investment or national security laws, rules or regulations in any country or jurisdiction enacted or amended prior to or any time after the Effective Date.

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1.78. “FTC” shall have the meaning set forth in Section 3.1(c)(i) (Antitrust Clearances and Foreign Investment Consents).

1.79. “FTE” means a full-time, dedicated, non-executive officer, non-administrative person year or, in the case of less than a full-time, dedicated, non-executive officer, non-administrative person year, a full-time equivalent person year, in each case, based upon a total of [***].

1.80. “FTE Rate” means [***].

1.81. “GAAP” shall have the meaning set forth in the definition of Accounting Standards.

1.82. “GCP” means the then-current good clinical practice standards for Clinical Trials for pharmaceutical products, as set forth in the Act or other Applicable Laws, and such standards of good clinical practice as are required by the applicable Regulatory Authority(ies) (e.g., FDA, EMA, MHRA) and guidance (ICH) for which the applicable pharmaceutical product is intended to be developed, to the extent such standards are not less stringent than United States GCP.

1.83. “Generic Competition” means, on a country-by-country or other jurisdiction-by-other jurisdiction basis and Licensed Product-by-Licensed Product basis, the first sale for monetary value for use or consumption by an end user of a Generic Product in such country or other jurisdiction by one (1) or more Third Party(ies).

1.84. “Generic Product” means, with respect to a Licensed Product in a country, another pharmaceutical product that: (a) is sold by a Third Party, other than a Sublicensee, that does not receive its supply of such product from Novartis or is not otherwise authorized by Novartis to sell such pharmaceutical product; (b) is authorized for use in such country in one (1) or more of the indications for which such Licensed Product has Regulatory Approval in such country; and (c) either (i) contains the same active pharmaceutical ingredient(s) as such Licensed Product or (ii) is a product approved by way of an abbreviated regulatory mechanism by the Regulatory Authority in such country that, in each case, relies, in whole or in part, on the prior approval (or on the data submitted in support of the prior approval) of such Licensed Product as determined by the applicable Regulatory Authority in such country and meets the equivalency determination by the applicable Regulatory Authority.

1.85. “GLP” means the then-current good laboratory practice standards as promulgated or endorsed by FDA as defined in 21 C.F.R. Part 58 or the successor thereto, or comparable regulatory standards in jurisdictions outside the United States.

1.86. “GMP” means the then-current good manufacturing practices as specified in 21 C.F.R. Parts 11, 210 and 211, Eudralex Volume 4, ICH Guideline Q7, or equivalent laws, rules, or regulations of an applicable Regulatory Authority at the time of manufacture.

1.87. “Governmental Authority” means any national, international, federal, state, provincial or local government, or political subdivision thereof, any multinational organization or any authority, agency or commission entitled to exercise any administrative, executive, judicial,

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legislative, police, regulatory or taxing authority or power, any court or any tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body).

1.88. “GVP” means the then-current set of measures for: (a) the performance of pharmacovigilance in the EU; and (b) monitoring and reporting the safety of medicines on sale to the public in the U.S. and other countries.

1.89. “GxP” means GMP, GCP, GLP or GVP.

1.90. “GxP Audit” means an audit that is comprised of an evaluation of the state of compliance of the processes, requirements, systems and sub-systems applicable to a manufacturing site, non-manufacturing site, testing/research site, investigator site or service provider site or a GxP system or process, in accordance with EU and U.S. standards and ICH Guidelines, and the applicable regulations in the countries where a Licensed Compound or Licensed Product or any component thereof is Manufactured or Commercialized or where a study is underway.

1.91. “HSR Act” means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules promulgated thereunder.

1.92. “ICC” shall have the meaning set forth in Section 15.7(b) (Arbitration).

1.93. “ICC Rules” shall have the meaning set forth in Section 15.7(b) (Arbitration).

1.94. “ICH Guidelines” means the guidelines recommended by the International Conference on Harmonization, including those referencing the Technical Requirements for Registration of Pharmaceuticals for Human Use.

1.95. “IFRS” shall have the meaning set forth in the definition of Accounting Standards.

1.96. “Immunology DC Criteria” means, with respect to each Immunology Research Program, the criteria that Licensor will use to evaluate whether to designate a Candidate Compound as a development candidate under such Immunology Research Program, which criteria is attached hereto as Exhibit 1.96 (Immunology DC Criteria), as such criteria may be amended by the JRC in accordance with this Agreement.

1.97. “Immunology Field” means [***].

1.98. “Immunology IND Data Package” means, [***].

1.99. “Immunology Research Activities” means the Research Activities performed by or on behalf of Licensor during the Immunology Research Term [***].

1.100. “Immunology Research Program” means, with respect to each Immunology Target, Licensor’s conduct of Immunology Research Activities during the Immunology Research Term [***].

1.101. “Immunology Research Term” means [***].

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1.102. “Immunology Target” means [***].

1.103. “IND” means an Investigational New Drug application in the U.S. filed with the FDA or the corresponding application for the investigation of pharmaceutical products, including in Clinical Trials, in any other country or group of countries (including CTAs), as defined in the Applicable Laws and filed with the Regulatory Authority of such country or group of countries.

1.104. [***].

1.105. “IND-Enabling Studies” means studies that are required to meet the requirements for filing an IND with a Regulatory Authority, including ADME (absorption, distribution, metabolism, and excretion) and GLP toxicology studies, or studies required for the preparation of the CMC section of such IND, including studies relating to analytical methods and impurity analysis, and formulation and manufacturing development studies, all as necessary to obtain the permission of the Regulatory Authority to begin human clinical testing.

1.106. “Indemnification Claim Notice” shall have the meaning set forth in Section 14.3(a) (Notification).

1.107. “Indemnified Party” shall have the meaning set forth in Section 14.3(a) (Notification).

1.108. “Indemnifying Party” shall have the meaning set forth in Section 14.3(a) (Notification).

1.109. “Indication” means [***].:

1.110. “Indirect Taxes” shall have the meaning set forth in Section 9.10(b) (Indirect Taxes).

1.111. “Inflation Reduction Act” means 42 U.S.C. § 1320f et seq.

1.112. “Infringement Claim” shall have the meaning set forth in Section 10.4 (Third Party Infringement Claims).

1.113. “Initiate” or “Initiation” means, with respect to (a) any Phase 1 Clinical Trial, the first dosing of the [***] human subject in such Phase 1 Clinical Trial and (b) any other Clinical Trial, the first visit of the [***] human subject in such Clinical Trial.

1.114. “INN” shall have the meaning set forth in Section 8.5 (Trademarks; INN, USAN and Other Applications).

1.115. “Insolvency Event” shall have the meaning set forth in Section 12.2(d) (Termination for Insolvency).

1.116. “Integration Plan” shall have the meaning set forth in Section 3.6(a) (Integration Plan).

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1.117. “Intellectual Property Rights” or “IP” means any Know-How, Patent Rights, trademarks, service marks, registered designs, copyrights, database rights, design rights, inventions, confidential information, applications for any of the above, and any similar right recognized from time to time in any jurisdiction including any applications for registration of the foregoing, together with all rights of action in relation to the infringement of any of the above as exist anywhere in the world.

1.118. “Invention” means any invention, discovery or other Know-How (including any Data) that is discovered, generated, conceived or reduced to practice by or on behalf of a Party or its Affiliates or sublicensees through activities conducted under this Agreement, including all right, title and interest in and to the Intellectual Property Rights, including Patent Rights, therein and thereto.

1.119. “Invoice” means an invoice from Licensor substantially in the form of Exhibit 1.119 (Sample Invoice).

1.120. [***].

1.121. [***].

1.122. “[***] Assumption Notice” has the meaning set forth in Section 2.1(c)(ii) (Novartis Step-In Right).

1.123. “[***] DC Criteria” means the criteria for a Candidate Compound to be deemed a “Development Candidate” under the [***]Research Program, which requirements are included in Exhibit 1.126 (Initial [***]Research Plan), as such criteria may be amended by the JRC in accordance with this Agreement.

1.124. “[***] DC Data Package” means [***]

1.125. “[***] Research Activities” means all Research activities performed by or on behalf of Licensor or, if any, by or on behalf of Novartis under the [***]Research Plan.

1.126. “[***] Research Plan” shall have the meaning set forth in Section 2.1(a) (Overview).

1.127. “[***] Research Plan Breach” shall have the meaning set forth in Section 2.1(c)(ii) (Novartis Step-In Right).

1.128. “[***] Research Plan Duration” shall have the meaning set forth in Section 2.1(a) (Overview).

1.129. “[***] Research Program” means Licensor’s and (if any) Novartis’ conduct of [***]Research Activities [***].

1.130. “JRC” shall have the meaning set forth in Section 4.2(a) (Formation).

1.131. “JRC Expiration Date” shall have the meaning set forth in Section 4.2(d) (Term).

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1.132. “Know-How” means any and all commercial, technical, scientific and other types of (a) data (including datasets), documents, information, conclusions, inventions (whether patentable or not), discoveries, know-how, technology, protocols, assays, methods, processes, formulae, instructions, techniques, designs, drawings or specifications (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical, analytical, preclinical, clinical, safety, manufacturing and quality control data and information); and (b) Materials.

1.133. “Knowledge of Licensor” means the [***].

1.134. “License Effective Date” means, with respect to: (a) the [***]Research Program, the Effective Date; and (b) with respect to a given Immunology Research Program, the later to occur of: (i) the Option Exercise Date; and (ii) if Novartis determines that U.S. Clearance, any Ex-U.S. Clearance, or any Foreign Investment Consent is required in connection with the exercise of the Option, the [***] immediately following the date of receipt of any and all required U.S. Clearance, Ex-U.S. Clearance(s), and Foreign Investment Consent(s).

1.135. “Licensed Compound” means, with respect to a given Licensed Target: [***].

1.136. “Licensed Know-How” means, on a Licensed Program-by-Licensed Program basis, Know-How (but excluding Licensor Platform Know-How) owned or otherwise Controlled, including pursuant to any Upstream License, by Licensor or any of its Affiliates as of the License Effective Date for such Licensed Program or at any time thereafter during the Term, [***].

1.137. “Licensed Patents” means [***].

1.138. “Licensed Product” means any product containing or comprising a Licensed Compound as an active pharmaceutical ingredient (including all dosage forms, presentations, formulations and dosage strengths). [***].

1.139. “Licensed Program” means any Research Program for which the License Effective Date has occurred.

1.140. “Licensed Target” means, as applicable: (a) [***]; and (b) from and after the applicable License Effective Date, any Immunology Target that is deemed a “Licensed Target” in accordance with Section 3.1(b) (Option Exercise).

1.141. “Licensed Technology” means, collectively, the Licensed Know-How and the Licensed Patents.

1.142. “Licensor” shall have the meaning set forth in the Preamble.

1.143. “Licensor Background Technology” means [***].

1.144. “Licensor Foreground Research Patents” has the meaning set forth in Section 10.1(a)(ii) (Foreground IP Owned by Licensor).

1.145. “Licensor Indemnitees” shall have the meaning set forth in Section 14.2 (Indemnification by Novartis).

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1.146. “Licensor [***] Research Activities” means [***].

1.147. “Licensor Parties” shall have the meaning set forth in Section 13.5(a) (Novartis Standards and Policies).

1.148. “Licensor Platform” means Licensor’s proprietary molecular glue degrader platform generally referred to by Licensor as “QuEEN” (Quantitative and Engineered Elimination of Neosubstrates), including its proprietary proximity screening platforms, its artificial intelligence and machine learning tools and engines broadly referred to by Licensor as “Rhapsody” and “fAIceit” their “glueomics toolbox,” its proprietary library of molecular glue degraders, its methods of designing molecular glue degraders, and all Intellectual Property Rights in and to the foregoing.

1.149. “Licensor Platform Know-How” means all Know-How that is Controlled by Licensor or any of its Affiliates as of the Effective Date or anytime thereafter during the Term that specifically relates to the Licensor Platform.

1.150. “Licensor Platform Patents” means all Patent Rights that are Controlled by Licensor or any of its Affiliates as of the Effective Date or anytime thereafter during the Term that Cover Licensor Platform Know-How.

1.151. “Licensor Platform Technology” means, collectively, the Licensor Platform Know-How and the Licensor Platform Patents.

1.152. “Licensor Research Activities” means, collectively: (a) the Licensor [***]Research Activities; and (b) the Immunology Research Activities.

1.153. “Losses” means any and all losses, liabilities, costs, damages and expenses, including reasonable attorneys’ fees and costs.

1.154. “MAA” means an application for the authorization to market a pharmaceutical product in any country or group of countries outside the United States, as defined in the Applicable Laws and filed with the Regulatory Authority of such country or group of countries.

1.155. “Maintenance Fee” shall have the meaning set forth in Section 9.2(a)(i) (In General).

1.156. “Major European Markets” means [***].

1.157. “Major Markets” means [***].

1.158. “Manufacture” or “Manufacturing” means, with respect to a product (or any components or process steps involving any such product), any and all activities related to or undertaken in connection with the planning, sourcing and purchasing of materials, producing, manufacturing (including CMC), processing, compounding, filling, finishing, packing, packaging (including, primary packaging, secondary packaging and serialization), labeling, leafleting, assembly, serialization, quality assurance, quality control testing and release, shipping, storage, waste disposal, stability testing and sample retention of such product (or any components or

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process steps involving any such product) and such other matters as may be prescribed for the manufacture and supply of the Licensed Compounds or Licensed Products. For clarity, Manufacturing shall not include Development or Commercialization.

1.159. “Manufacturing Know-How” means, with respect to a Party, any and all Know-How (excluding the Licensor Platform Know-How) owned or otherwise Controlled by such Party or any of its Affiliates as of the Effective Date or at any time thereafter during the Term that is used in or reasonably useful for or otherwise related to Manufacturing of the Candidate Compounds, the Licensed Compounds, or the Licensed Products (or any components or process steps involving any such Candidate Compound, Licensed Compound, or Licensed Product).

1.160. “Material Term” means [***].

1.161. “Materials” means any tangible compositions of matter, articles of manufacture, assays, chemical, biological or physical materials, and other similar materials, including raw ingredients, intermediates, excipients, processing aids, active pharmaceutical ingredients, packaging and labelling materials and components (including printed and non-printed components, where applicable).

1.162. “Medicare Price” means, with respect to a Licensed Product, the average negotiated price (as defined in Section 1860D-2(d) of the Social Security Act) under prescription drug plans or Medicare Part D (including MA-PD plans) for such Licensed Product minus the average rebate or other post-point of sale direct or indirect remuneration as described in 42 CFR 423.308 during the plan year immediately prior to the price applicability period.

1.163. “MHLW” means the Ministry of Health, Labor and Welfare of Japan, or any successor Governmental Authority that is responsible for approving the sale of pharmaceuticals in Japan.

1.164. “MHRA” means the Medicines and Healthcare Products Regulatory Agency of the United Kingdom (or any successor Governmental Authority that is the regulator of medicines, medical devices and blood components for blood transfusion in the United Kingdom).

1.165. “Milestone Events” means the Early R&D Milestone Events, the Development and Regulatory Milestone Events, and the Sales Milestone Events.

1.166. “Milestone Payments” means the Early R&D Milestone Payments, the Development and Regulatory Milestone Payments, and the Sales Milestone Payments.

1.167. “Monetization Transaction” shall have the meaning set forth in Section 15.3(b) (Monetization).

1.168. “NDA” means a New Drug Application in the United States for authorization to market a pharmaceutical product, as defined in the Applicable Laws and filed with the FDA.

1.169. [***].

1.170. “Net Sales” means [***].

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1.171. “Non-Prosecuting Party” shall have the meaning set forth in Section 10.2(a)(iii) (Review and Comment Rights).

1.172. “Novartis” shall have the meaning set forth in the Preamble.

1.173. “Novartis Background Technology” means [***].

1.174. [***]

1.175. “Novartis Indemnitees” shall have the meaning set forth in Section 14.1 (Indemnification by Licensor).

1.176. “Novartis Manufacturing Technology” means [***].

1.177. “Novartis Research Activities” means the [***] Research Activities (if any) expressly allocated to Novartis under the [***] Research Plan.

1.178. “Novartis Reversion Technology” means, [***].

1.179. “Novartis Technology” means any Know-How and Patent Rights that are owned or otherwise Controlled by Novartis or any of its Affiliates as of the Effective Date or during the Term, including: (a) all Novartis Background Technology; and (b) Novartis Foreground Patents. For clarity, Novartis’ Manufacturing Know-How constitutes Novartis Technology.

1.180. “Novartis Trademarks” shall have the meaning set forth in Section 8.5 (Trademarks; INN, USAN and Other Applications).

1.181. “Option” shall have the meaning set forth in Section 3.1(a) (Option Grant).

1.182. “Option Exercise Date” means, [***].

1.183. “Option Exercise Notice” shall have the meaning set forth in Section 3.1(b) (Option Exercise).

1.184. “Option Exercise Payment” shall have the meaning set forth in Section 9.3 (Option Exercise Payments).

1.185. “Option Expiration Date” means, [***].

1.186. “Option Information” has the meaning set forth in Section 11.1(a) (Confidential Information Prior to the License Effective Date).

1.187. “Option Period” means, with respect to a given Immunology Research Program, the period commencing on the Effective Date and ending on the Option Expiration Date for such Immunology Research Program.

1.188. “Other Immunology Target” means [***].

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1.189. “Other Third Party Agreements” shall have the meaning set forth in Section 3.6(d)(ii) (Access to Other Existing Third Party Contractors).

1.190. “Out-of-Pocket Costs” means, [***].

1.191. “Party” or “Parties” shall have the meaning set forth in the Preamble.

1.192. “Patent Rights” means all patents and patent applications, including all divisionals, continuations, substitutions, continuations-in-part, re-examinations, reissues, additions, renewals, extensions, registrations, supplemental protection certificates, utility models, design patents and the like of any of the foregoing.

1.193. “Person” means any individual, partnership, limited liability company, firm, corporation, association, trust, unincorporated organization, Governmental Authority or other entity.

1.194. “Personal Data” means all information in connection with this Agreement that relates to a person where that person can be identified, whether directly or indirectly (e.g., a medical insurance number, position in a company or by means of a study code assigned in a Clinical Trial). For the avoidance of doubt, biological samples and pseudonymized (coded) study subject’s data which can be attributed to a person shall constitute Personal Data.

1.195. “Pharmacovigilance Agreement” shall have the meaning set forth in Section 6.4 (Safety and Pharmacovigilance Matters).

1.196. “Phase 1 Clinical Trial” means, with respect to a Licensed Product, a clinical study in human subjects with the principal purpose to make a preliminary determination of safety in human subjects as described in 21 C.F.R. § 312.21(a)(1) or a comparable clinical study requested by the relevant Regulatory Authority in a country other than the United States.

1.197. “Phase 2 Clinical Trial” means, with respect to a Licensed Product, a clinical study in human subjects with the principal purpose to make a preliminary determination that the Licensed Product is safe for its intended use and to obtain sufficient information about the Licensed Product’s efficacy to permit the design of Phase 3 Clinical Trials, and which is consistent with 21 C.F.R. § 312.21(b) or a comparable clinical study requested by the relevant Regulatory Authority in a country other than the United States.

1.198. “Phase 3 Clinical Trial” means, with respect to a Licensed Product, a clinical study in human subjects that incorporates accepted endpoints for confirmation of efficacy and safety with the aim to obtain Regulatory Approval in any country, as described in 21 C.F.R. § 312.21(c) or a comparable clinical study requested by the relevant Regulatory Authority in a country other than the United States.

1.199. “Potential Licensed Know-How” means, with respect to a given Immunology Research Program, the Know-How that constitutes Potential Licensed Technology for such Immunology Research Program.

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1.200. “Potential Licensed Patents” means, with respect to a given Immunology Research Program, the Patent Rights that constitute Potential Licensed Technology for such Immunology Research Program.

1.201. “Potential Licensed Technology” means, with respect to a given Immunology Research Program, any Patent Rights or Know-How owned or otherwise Controlled, including pursuant to any Upstream License, by Licensor or any of its Affiliates during the Option Period that would Cover or otherwise be necessary or reasonably useful for the Exploitation of any compound or product that, if the License Effective Date were to occur with respect to such Immunology Research Program, would constitute a Licensed Compound or Licensed Product Directed To the applicable Immunology Target.

1.202. “Potential Patent Challenge” shall have the meaning set forth in Section 10.9 (Patent Challenge).

1.203. “Pre-Marketing Activities” means any and all marketing activities undertaken prior to and in preparation for the launch of a product, including activities relating to market research, key opinion leader development, advisory boards, medical education, disease-related public relations, health care economic studies, sales force training and other pre-launch activities prior to such launch.

1.204. “Pricing Approval” means, in any country where a Governmental Authority, in parallel with or subsequent to the granting of Regulatory Approval, authorizes reimbursement for, or approves or determines pricing for, pharmaceutical products, receipt (or, if required to make such authorization, approval or determination effective, publication) of such reimbursement authorization or pricing approval or determination (as the case may be).

1.205. “Processing” means any operation or set of operations which is performed on Personal Data or on sets of Personal Data, whether or not by automated means, such as collection, recording, organization, structuring, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, restriction, erasure or destruction.

1.206. “Product Information” shall have the meaning set forth in Section 11.2 (Product Information).

1.207. “Product Infringement” shall have the meaning set forth in Section 10.3(a) (Notification).

1.208. “Program Agreements” shall have the meaning set forth in Section 3.6(d)(i) (Assignment of Program-Specific Third Party Agreements).

1.209. “Prosecuting Party” shall have the meaning set forth in Section 10.2(a)(iii) (Review and Comment Rights).

1.210. “Prosecution and Maintenance” means, [***].

1.211. [***].

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1.212. “Publications” shall have the meaning set forth in Section 11.7(a) (General).

1.213. “Questionnaire for Third Parties” means [***].

1.214. “Receiving Party” shall have the meaning set forth in Section 11.3(a) (Duty of Confidence).

1.215. “Records” means all data, information, text, drawings, books, records (including training records), documents or other materials of Licensor or any of its Affiliates recorded in any form (including those created for and on behalf of Licensor by its or its Affiliates’ employees, directors, officers, subcontractors and agents) arising from or in connection with activities under this Agreement (including in connection with the Licensor’s Research Activities).

1.216. “Records Retention Period” means the period for which each of the Records must be maintained, i.e., until the date which is the latest of: (a) the date, if any, which is the earliest date specified by Applicable Laws or any Regulatory Authority in respect of each Record; (b) the [***] of expiration or termination of this Agreement (or any applicable related agreement entered into in connection herewith); or (c) the date that the Parties agree that all matters arising from or in connection with this Agreement or the Records have been finally concluded.

1.217. “Regulatory Approval” means all licenses, registrations, authorizations and approvals (including approvals of NDAs and MAAs, supplements and amendments, pre- and post- approvals and labeling approvals) necessary for the Commercialization of a Licensed Product in a given country or regulatory jurisdiction, including, in each case, Pricing Approvals in such country or regulatory jurisdiction if required in such country or regulatory jurisdiction.

1.218. “Regulatory Authority” means with respect to a country in the Territory, any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other Governmental Authority involved in assessing or granting Regulatory Approvals (including Pricing Approvals) for pharmaceutical products in such country, including the FDA in the United States, the EMA or European Commission (and any successor entity thereto), as applicable, in the EU, the MHLW in Japan, and the MHRA in the United Kingdom and any corresponding national or regional regulatory authorities in any country that is a counterpart to the foregoing agencies.

1.219. “Regulatory Exclusivity” means, with respect to a Licensed Product in any country or jurisdiction in the Territory, the period of time during which Novartis or its Affiliate or Sublicensee has been granted any exclusive legal rights (other than Patent Rights) conferred by any Regulatory Authority, including orphan drug exclusivity, pediatric exclusivity, rights conferred in the U.S. under the Act, rights in the EU under Directive 2001/83/EC, or rights similar thereto in other countries or regulatory jurisdictions in the Territory, or other exclusive legal right by operation of the Applicable Laws in such country or jurisdiction, in each case, to market and sell such Licensed Product in such country or jurisdiction, which right precludes the receipt of Regulatory Approval of any Third Party product that is deemed to be the same or a similar drug, in each case, under Applicable Laws.

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1.220. “Regulatory Materials” means all regulatory applications, submissions, notifications, communications, correspondences, registrations, approvals and other filings submitted to, received from or otherwise conducted with a Regulatory Authority in order to Develop, Manufacture, Commercialize or otherwise Exploit a Licensed Compound or Licensed Product in a particular country or jurisdiction, and all supporting Data, including INDs, NDAs, MAAs, and other Regulatory Approvals.

1.221. “Related Compounds” [***].

1.222. “Representatives” shall have the meaning set forth in Section 13.5(a) (Novartis Standards and Policies).

1.223. “Research” means any and all research and discovery activities, including molecular biology, biochemistry, and pre-clinical pharmacology, in vitro assays, in vivo assays, the identification of new biological agents, and activities related to the design, discovery, generation, identification, profiling, characterization, production, process development, cell line development, pre-clinical development or pre-clinical studies of drug candidates and products. For clarity, Research shall not include other Development activities, Manufacturing, or Commercialization.

1.224. “Research Activities” means the [***] Research Activities or the Immunology Research Activities, as applicable.

1.225. “Research Program” means the [***] Research Program or an Immunology Research Program, as applicable.

1.226. “Reversion Product” means [***].

1.227. “Right of Reference” shall have the meaning set forth in Section 6.2 (Right of Reference).

1.228. [***].

1.229. “Royalty Term” shall have the meaning set forth in Section 9.5(b) (Royalty Term).

1.230. [***].

1.231. “Sales Milestone Event” shall have the meaning set forth in Section 9.4(b) (Sales Milestone Payments).

1.232. “Sales Milestone Payment” shall have the meaning set forth in Section 9.4(b) (Sales Milestone Payments).

1.233. “Selected IRA Drug” means a drug selected under the Drug Price Negotiation Program, as described in Section 1192 of the Social Security Act.

1.234. [***].

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1.235. “Sublicensee” means any Third Party (excluding distributors and wholesalers) to whom Novartis or any of its Affiliates or Sublicensees has granted a sublicense under any of the rights licensed to Novartis or any of its Affiliates hereunder.

1.236. “Target” means [***].

1.237. “Tax” means any and all taxes, imposts, duties, withholdings, assessments, levies, fees, duties or other charges imposed, collected or withheld by a Governmental Authority, in each case in the nature of a tax, whether direct or indirect, and together with any interest, penalties, additional amounts and additions related thereto.

1.238. “Term” shall have the meaning set forth in Section 12.1 (Term).

1.239. “Terminated Products” shall have the meaning set forth in Section 12.3(a)(i) (Terminated Products and Regions).

1.240. “Terminated Region” shall have the meaning set forth in Section 12.3(a)(i) (Terminated Products and Regions).

1.241. “Territory” means worldwide.

1.242. “Third Party” means any Person other than a Party or an Affiliate of a Party.

1.243. “Third Party Acquiror Product” shall have the meaning set forth in Section 3.5(b)(i) (Change of Control).

1.244. “Third Party Code” shall have the meaning set forth in Section 13.5(a) (Novartis Standards and Policies).

1.245. “Trademarks” means all trademarks, service marks, trade names, service names, internet domain names, brand names, logos, protectable slogans, and trade dress rights, whether registered or unregistered, and all applications, registrations, and renewals thereof.

1.246. “U.S. Clearance” means the expiration or earlier termination of any and all applicable waiting periods required by the HSR Act, including any extensions thereof and including any voluntary agreements with a Governmental Authority not to consummate the relevant transaction for any period of time.

1.247. “U.S. Regulatory Approval” means, with respect to a Licensed Product, Regulatory Approval by the FDA of such Licensed Product.

1.248. “United States” or “U.S.” means the United States of America, including its territories and possessions.

1.249. “Upstream License” means any Existing Upstream License or any agreement deemed an “Upstream License” pursuant to Section 3.4(b) (Addition of Upstream Licenses).

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1.250. “Upstream Licensor” means any licensor pursuant to an Existing Upstream License or any Third Party licensor deemed an “Upstream Licensor” pursuant to Section 3.4(b) (Addition of Upstream Licenses).

1.251. “USAN” shall have the meaning set forth in Section 8.5 (Trademarks; INN, USAN and Other Applications).

1.252. “Valid Claim” means, with respect to a particular Licensed Product in a given country in the Territory, a claim of any issued and unexpired Patent Right, or a pending claim filed in good faith in a patent application, that: (a) Covers such Licensed Product in the Field in such country; and (b) that has not expired or been revoked, held invalid or unenforceable by a patent office, court or other governmental agency of competent jurisdiction in a final and non-appealable judgment (or judgment from which no appeal was taken within the allowable time period); provided that a pending claim of a patent application shall cease to be a Valid Claim [***].

1.253. Interpretation. The Parties agree that the terms and conditions of this Agreement are the result of negotiations between the Parties and that this Agreement shall not be construed in favor of or against any Party by reason of the extent to which any Party participated in the preparation of this Agreement. Except where the context expressly requires otherwise:

(a) the use of any gender herein shall be deemed to encompass references to either or both genders, and the use of the singular shall be deemed to include the plural (and vice versa);

(b) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”;

(c) the word “will” will be construed to have the same meaning and effect as the word “shall”;

(d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein);

(e) any reference herein to any Person shall be construed to include the Person’s successors and assigns;

(f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

(g) the word “or” is used in the inclusive sense (“and/or”);

(h) all references herein to Sections, Schedules or Exhibits shall be construed to refer to Sections, Schedules or Exhibits of this Agreement, and references to this Agreement include all Schedules and Exhibits hereto;

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(i) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement;

(j) when an item “is comprised of” or “comprises” one or more elements, it means that such item includes such elements, but it is not limited to only those elements;

(k) for provisions that require request made in writing, email will suffice unless expressly stated otherwise;

(l) provisions that require that a Party, the Parties or the JRC “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding instant messaging);

(m) any data, information or documentation required to be transmitted by Licensor to Novartis under this Agreement shall be in a format and method reasonably acceptable to Novartis (e.g., Securevault);

(n) the headings in this Agreement are for information only and shall not be considered in the interpretation of this Agreement; and

(o) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof.

Article 2
RESEARCH PROGRAMS; OTHER IMMUNOLOGY TARGETS

2.1. [***]Research Program.

(a) Overview. The [***]Research Program will be carried out in accordance with a mutually agreed high-level written research plan, which will cover the Research activities to be conducted by the Parties designed to generate [***]Candidate Compound that meets the [***] DC Criteria (the “[***]Research Plan”). The [***] Research Plan will include at all times, at a minimum: (i) a description of the [***] Research Activities; (ii) the estimated duration of the [***] Research Plan (the “[***] Research Plan Duration”); (iii) a description of any milestones and deliverables; and (iv) the [***] DC Criteria. Notwithstanding the possibility of Novartis performing [***] Research Activities, the Parties acknowledge and agree that the Parties’ mutual expectation is that Licensor will carry out all or substantially all of the [***] Research Activities under the [***] Research Plan.

(b) [***] Research Plan; Amendments. The initial [***] Research Plan is set forth in Exhibit 1.126 (Initial [***] Research Plan). Either Party may propose modifications to the [***] Research Plan at any time by submitting such proposed modifications to the JRC for the JRC’s review, discussion, and approval. Upon the JRC’s written approval of such modifications, such [***] Research Plan shall be deemed to be amended to incorporate such modifications.

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(c) Conduct of [***] Research Activities.

(i) Overview. Except as otherwise expressly set forth in the [***] Research Plan or this Article 2 (Research Programs; Other Immunology Targets), each Party shall be responsible for such Party’s [***] Research Activities (including the Manufacturing and supply of Candidate Compounds and components therefor for the purposes of performing such activities, as referenced in Section 7.1 (Manufacturing)) solely in accordance with the [***] Research Plan, at its sole cost and expense. Each Party shall conduct all of such Party’s [***] Research Activities set forth in the [***] Research Plan and, in the case of Licensor, Licensor will use [***] to deliver to Novartis, prior to the end of the [***] Research Plan Duration, [***] Candidate Compound under the [***] Research Plan that meets the [***] DC Criteria. Each Party shall perform all of its [***] Research Activities in good scientific manner and in compliance with all Applicable Laws.

(ii) Novartis Step-In Right. If Licensor is in material breach of or has committed fraud, gross negligence or willful misconduct with respect to, its obligations to perform the Licensor [***] Research Activities in accordance with this Agreement (each, an “[***] Research Plan Breach”) and such [***] Research Plan Breach remains unremedied for [***] after Licensor’s receipt of a written notice from Novartis of such [***] Research Plan Breach, then Novartis shall have the right, at Novartis’ sole election upon written notice to Licensor (the “[***] Assumption Notice”) and without limitation to any other right or remedy available to Novartis, to elect to assume and complete some or all of the Licensor [***] Research Activities that are subject of such [***] Research Plan Breach and identified in such written notice from Novartis (the “Assumed [***] Research Activities”). Licensor will have no further obligations related to the Assumed [***] Research Activities from and following Licensor’s receipt of the [***] Assumption Notice for such Assumed [***] Research Activities except as set forth in this Section 2.1(c)(ii) (Novartis Step-In Right). If Novartis so elects and to the extent requested by Novartis in the [***] Assumption Notice, Licensor shall [***] transfer control to Novartis or its designee of such Assumed [***] Research Activities and cooperate with Novartis to ensure a smooth and orderly transition thereof, including, to the extent requested by Novartis in writing, by assigning to Novartis or its designee all Third Party agreements that solely relate to the Assumed [***] Research Activities and are in effect at the time Licensor receives the [***] Assumption Notice; provided that (A) in the event any such agreements are not assignable without the consent of the counterparty, at Novartis’ request, Licensor shall use [***] to facilitate an introduction for Novartis to the applicable counterparty(ies) in order for Novartis to directly engage such counterparty(ies) to conduct the Assumed [***] Research Activities, including, if requested, providing applicable letters of authorization, and (B) in no event will Licensor be required to provide Licensor Platform Technology or access to the Licensor Platform.

(d) [***] Research Program License.

(i) License to Licensor. Subject to the terms of this Agreement, Novartis will and hereby does grant to Licensor a non-exclusive, royalty-free, worldwide, sublicensable (in accordance with Section 2.1(d)(ii) (Sublicenses)), and non-transferable (except as set forth in Section 15.3 (Assignment)) license, under the Novartis Technology that is necessary to perform the Licensor [***] Research Activities in accordance with the [***] Research Plan, solely to the extent necessary to perform the Licensor [***] Research Activities in accordance with such [***] Research Plan.

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(ii) Sublicenses. Licensor shall not have the right to grant any sublicenses under the license granted to it under Section 2.1(d)(i) (License to Licensor) without the prior written consent of Novartis except to Affiliates and permitted subcontractors in accordance with Section 2.3 (Subcontracting), in each case, through one (1) tier; provided that: (A) each sublicense agreement shall be consistent with the terms and conditions of this Agreement; and (B) Licensor shall remain responsible for the performance of all of its sublicensees to the same extent as if such activities were conducted by Licensor and shall remain responsible for any payments due hereunder with respect to activities of any sublicensees.

(e) Information Sharing and Reports.

(i) JRC Reports. At least [***] in advance of each regular meeting of the JRC, Licensor shall provide to the JRC, for discussion at such meeting: (A) a reasonably detailed written report, in a format reasonably determined by Licensor taking into account comments from Novartis, summarizing the Licensor [***] Research Activities conducted during the period since the previous JRC meeting, including the Data and other Know-How [***] arising therefrom; and (B) access to or copies of any other written reports related to such Licensor [***] Research Activities (or results of analyses thereof) as may be prepared by or on behalf of Licensor or its Affiliates.

(ii) Licensor Support. Upon the reasonable request of Novartis from time to time, Licensor shall make appropriate personnel with knowledge of the applicable Licensor [***] Research Activities available to Novartis to discuss such activities. Novartis shall reimburse Licensor for such assistance in accordance with Section 9.8 (Licensor Assistance).

(f) [***] DC Data Package. Within [***] following the first to occur of (i) Licensor’s good faith determination that it has developed a Candidate Compound that meets the [***] DC Criteria and (ii) the expiration of the [***] Research Plan Duration, in each case ((i) or (ii)), Licensor shall deliver the [***] DC Data Package to Novartis; provided that if Licensor provides such [***] DC Data Package in accordance with the foregoing clause (ii), then Licensor will be required to include all information required to be included in the [***] DC Data Package [***].

(g) Final [***] DC Data Package. Within [***] after the receipt of an [***] DC Data Package, Novartis will notify Licensor (via the JRC) if Novartis: (i) believes in good faith that such [***] DC Data Package is missing any required information; or (ii) has any reasonable questions or comments with respect to any applicable Candidate Compound or [***] Research Activities, which notice will specifically identify such information, questions or comments. Licensor will provide the JRC with any such missing information in the possession of Licensor or any of its Affiliates or responses to such questions and comments as [***], but in any event no later than [***] after the date of Novartis’ request therefor (the [***] DC Data Package, including any information subsequently provided by Licensor as contemplated by this Section 2.1(g) (Final [***] DC Data Package), the “Final [***] DC Data Package”). If such missing required information does not exist at the time of Novartis’ request or Licensor is otherwise unable to provide responses to Novartis’ questions or comments, Licensor will generate or obtain such missing information or responses as [***] following Novartis’ request and provide Novartis with an estimate of the time required to generate or obtain such information or responses. The [***]

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DC Data Package shall only be considered the Final [***] DC Data Package after such information or responses are provided by Licensor as contemplated by this Section 2.1(g) (Final [***] DC Data Package). For clarity, if Novartis does not provide such notification to Licensor within such [***] period, then the [***] DC Data Package provided in accordance with Section 2.1(f) ([***] DC Data Package) will be deemed the Final [***] DC Data Package upon the end of such [***] period.

(h) Access. Upon the reasonable request of Novartis for a period of [***] following delivery of the [***] DC Data Package or Final [***] DC Data Package, as applicable, Licensor shall make appropriate personnel with knowledge of the applicable Licensor [***] Research Activities available to Novartis to discuss such activities. Novartis shall reimburse Licensor for such assistance in accordance with Section 9.8 (Licensor Assistance).

(i) Development Candidate Designation.

(i) Selection of a Development Candidate. If, after delivery of the [***] DC Data Package or Final [***] DC Data Package, as applicable, Novartis reasonably believes that Licensor has developed a Candidate Compound Directed To [***] that satisfies the IRF5 DC Criteria, Novartis will notify Licensor in writing thereof, and, [***] following receipt of such notice, the Parties will hold a special meeting of the JRC to discuss and determine whether the applicable Candidate Compound satisfies the IRF5 DC Criteria. If [***], then Development Candidate Designation shall have occurred with respect to the [***] Research Program.

(ii) Failure to Select a Development Candidate. If Development Candidate Designation does not occur prior to the end of the [***] Research Plan Duration, then the Parties will discuss in good faith the additional Research activities necessary to progress a Licensed Compound to IND-Enabling Studies and agree upon a work plan for such activities, which Research activities would be added to the [***] Research Plan as an amendment thereto. If Licensor elects, in its sole discretion, to conduct such Research activities in such work plan, then Licensor will conduct such activities (which, for clarity, shall be deemed [***] Research Activities) in accordance with such work plan at its sole cost and expense in accordance with this Section 2.1 ([***] Research Program). If Licensor does not elect to conduct such Research activities, then Novartis may elect, in its sole discretion, to conduct such Research activities to achieve the [***] DC Criteria and, in such case, [***].

2.2. Immunology Research Programs.

(a) Overview. Except as otherwise expressly set forth in Article 2 (Research Programs; Other Immunology Targets), during the Immunology Research Term, Licensor shall be responsible for the Immunology Research Activities (including the Manufacturing and supply of Candidate Compounds and components therefore for the purposes of performing such activities, as referenced in Section 7.1 (Manufacturing)), in its discretion and at its sole cost and expense.

(b) Conduct of Immunology Research Activities.

(i) Licensor shall perform the Immunology Research Activities in good scientific manner and in compliance with all Applicable Laws.

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(ii) Licensor shall use Commercially Reasonable Efforts to:

(A) conduct Research with respect to Candidate Compounds Directed To [***] Immunology Targets during the Immunology Research Term;

(B) [***]

(c) Immunology DC Criteria.

(i) The initial Immunology DC Criteria for the Immunology Targets is set forth in Exhibit 1.96 (Immunology DC Criteria). Either Party may propose modifications to the Immunology DC Criteria that apply specifically to a given Immunology Target at any time during the Immunology Research Term by submitting such proposed modifications to the JRC for the JRC’s review, discussion and approval. For the avoidance of doubt, subject to Section 2.2(b) (Conduct of Immunology Research Activities), the Immunology DC Criteria are provided for guidance purposes only and no designation of a development candidate will be required or occur with respect to any Immunology Research Program.

(ii) On an Immunology Target-by-Immunology Target basis, [***], then, in each case, Licensor shall notify Novartis in writing (by email between Alliance Managers) thereof. [***] following receipt of such notice, the Parties will hold an ad hoc meeting of the JRC to discuss whether to designate such Candidate Compound Directed To an Immunology Target as a development candidate and advance such Candidate Compound to IND-Enabling Studies, and Licensor will reasonably consider in good faith any comments from Novartis with respect thereto. In addition, where such Candidate Compound does not meet such Immunology DC Criteria but Licensor decides to designate such Candidate Compound as a development candidate and advance such Candidate Compound to IND-Enabling Studies, Licensor will, prior to such JRC meeting, [***] provide Novartis with a written explanation setting forth its reasons for such decision in reasonable detail for discussion at such JRC meeting, which outcome of such discussions will be reflected in the minutes of such meeting.

(d) Information Sharing and Reports.

(i) JRC Reports. At least [***] in advance of each regular meeting of the JRC, Licensor shall provide to the JRC, for discussion at such meeting, a reasonably detailed written report, in a format reasonably determined by Licensor taking into account comments from Novartis, summarizing the material Immunology Research Activities [***] conducted during the period since the previous JRC meeting with respect to a given Immunology Research Program, including if Licensor has initiated any Immunology Research Activities with respect to a new Immunology Target or ceased any such activities with respect to an Immunology Target (and, if so, the identity thereof).

(ii) Licensor Support. Upon the reasonable request of Novartis from time to time, Licensor shall make appropriate personnel with knowledge of the applicable Immunology Research Activities available to Novartis to discuss such activities. Novartis shall reimburse Licensor for such assistance in accordance with Section 9.8 (Licensor Assistance).

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(e) Immunology IND Data Package. On an Immunology Target-by-Immunology Target basis, within [***] following the first to occur of (i) Licensor’s receipt of the draft report for the last IND-Enabling Study for the first Candidate Compound Directed To such Immunology Target and (ii) the expiration of the Immunology Research Term, in each case ((i) or (ii)), Licensor shall deliver the Immunology IND Data Package for such Immunology Target to the JRC; provided that if Licensor provides such Immunology IND Data Package in accordance with the foregoing clause (ii), then Licensor will include all information required to be included in the Immunology IND Data Package in the possession of Licensor or any of its Affiliates.

(f) Final Immunology IND Data Package. Within [***] after the receipt of an Immunology IND Data Package:

(i) Novartis will notify Licensor (via the JRC) if Novartis: (i) believes in good faith that such Immunology IND Data Package is missing any required information; or (ii) has any reasonable questions or comments with respect to any applicable Candidate Compound or Immunology Research Activities, which notice will specifically identify such information, questions, or comments. Licensor will provide the JRC with any such missing information in the possession of Licensor or any of its Affiliates or responses to such questions and comments as [***], but in any event no later than [***] after the date of Novartis’ request therefor (each Immunology IND Data Package, including any information subsequently provided by Licensor as contemplated by this Section 2.2(f) (Final Immunology IND Data Package), a “Final Immunology IND Data Package”). If such missing required information does not exist at the time of Novartis’ request or Licensor is otherwise unable to provide responses to Novartis’ questions or comments, Licensor will generate or obtain such missing information or responses as [***] following Novartis’ request and provide Novartis with an estimate of the time required to generate or obtain such information or responses. The Immunology IND Data Package shall only be considered a Final Immunology IND Data Package after such information or responses are provided by Licensor as contemplated by this Section 2.2(f) (Final Immunology IND Data Package). For clarity, if Novartis does not provide such notification to Licensor within such [***] period, then the Immunology IND Data Package provided in accordance with Section 2.2(e) (Immunology IND Data Package) will be deemed the Final Immunology IND Data Package; and

(ii) Without limiting the foregoing, within [***] after the receipt of an Immunology IND Data Package, Novartis will notify Licensor if Novartis has any reasonable questions or comments with respect to the draft Disclosure Letter updating Exhibit 13.2 (Disclosures to Additional Representations and Warranties by Licensor) provided by Licensor in such Immunology IND Data Package, which notice shall describe such questions and comments. The Parties shall [***] review and discuss such questions and comments in good faith and Novartis shall have the right to approve the final version of such Disclosure Letter (such approval not to be unreasonably withheld). Upon Novartis’ approval, such final version will be deemed the then-current version of the Disclosure Letter. For clarity, if Novartis does not provide such notification to Licensor within such [***] period, then the draft Disclosure Letter updating Exhibit 13.2 (Disclosures to Additional Representations and Warranties by Licensor) provided by Licensor in such Immunology IND Data Package will be deemed approved by Novartis upon the exercise of such Option. Notwithstanding anything to the contrary in this Agreement, in no event will Novartis’ exercise of the Option with respect to which a draft Disclosure Letter relates be effective

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until the Parties have agreed upon the form of such Disclosure Letter or such Disclosure Letter has been deemed approved by Novartis; provided that, if, as of the Option Expiration Date, the Parties are engaged in good faith discussions regarding the form of such Disclosure Letter, the Option Expiration Date shall be tolled and extended for so long as the Parties remain in good faith discussions until the date such discussions have concluded and the Parties have agreed in writing on the Disclosure Letter.

(g) Access. Upon the reasonable request of Novartis for a period of [***] following delivery of the Immunology IND Data Package or Final Immunology IND Data Package, as applicable, Licensor shall make appropriate personnel with knowledge of the applicable Immunology Research Activities available to Novartis to discuss such activities. Novartis shall reimburse Licensor for such assistance in accordance with Section 9.8 (Licensor Assistance).

2.3. Subcontracting.

(a) Licensor Subcontracting. Subject to Section 2.3(c) (Additional Subcontracting Terms), Licensor shall not, without Novartis’ prior written consent [***], subcontract or otherwise delegate any (i) Licensor [***] Research Activities or (ii) Immunology Research Activities that relate [***], in each case ((i) and (ii)), to any Third Parties, other than to Third Parties engaged by Licensor as of the Effective Date set forth in Exhibit 2.3(a) (Permitted Licensor Subcontractors) to perform the same type of activities as such Third Party has performed in the past for the benefit of other Licensor research programs. Subject to Section 2.3(c) (Additional Subcontracting Terms), Licensor may subcontract or otherwise delegate any Immunology Research Activities other than the Immunology Research Activities set forth in the preceding sentence of this Section 2.3(a) (Licensor Subcontracting) as Licensor deems appropriate and, to the extent not previously disclosed to Novartis, Licensor will provide written notice to Novartis (which, for clarity, may be delivered at a meeting of the JRC) identifying the subcontractors to which it has delegated any such Immunology Research Activities.

(b) Novartis Subcontracting. Subject to Section 2.3(c) (Additional Subcontracting Terms), Novartis may subcontract or otherwise delegate any Novartis Research Activities to any Third Parties as Novartis deems appropriate.

(c) Additional Subcontracting Terms. Each Party shall oversee (at its cost) the performance by its subcontractors of the subcontracted activities in a manner that would be reasonably expected to result in such Third Party’s completion of the applicable subcontracted Research Activities in accordance with this Agreement. Any agreement pursuant to which a Party engages a subcontractor to perform the Licensor Research Activities, with respect to Licensor, or the Novartis Research Activities, with respect to Novartis, in each case, shall: (i) be consistent with this Agreement; and (ii) contain terms obligating such subcontractor to (A) comply with confidentiality provisions that are at least as protective of the other Party’s Confidential Information as those set forth in this Agreement, including those set forth in Article 11 (Confidentiality; Publication), (B) provide the other Party with equivalent rights with respect to any Know-How that is not generally known, Patent Rights or other Intellectual Property Rights arising from performance of the subcontracted activities as such other Party would have under this Agreement if such Know-How, Patent Rights and other Intellectual Property Rights had arisen

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from the performance of such activities by the subcontracting Party, and (C) (I) with respect to subcontracts pursuant to which the subcontractor will perform CMC activities or animal related studies, permit the other Party the right of audit and inspection of such subcontractor that is at least equivalent to those provided to the other Party with respect to the subcontracting Party under this Agreement and (II) with respect to all other subcontracts, use commercially reasonable efforts to permit the other Party the right of such audit and inspection of such subcontractor. No such permitted subcontracting shall relieve the subcontracting Party of any obligation hereunder. Each Party shall remain responsible and liable for the acts and omissions of its subcontractors, and any act or omission of its subcontractors shall constitute the act or omission of such party for all purposes hereunder.

2.4. Quality Matters.

(a) Records Retention. Licensor will, and will ensure that its Affiliates, employees, directors, officers, subcontractors and agents will, keep and maintain in good scientific manner complete, appropriate and accurate Records with respect to the Research Programs in accordance with the Records Retention Period, in sufficient detail to verify compliance with its obligations under this Agreement. Without limiting Licensor’s information security obligations under this Agreement, Licensor will maintain, at its own expense, all Records in secure and suitable facilities and ensure that such facilities (and the Records stored at such facilities) are (in the context of an audit) are readily accessible to Novartis (or its appointed auditor) during the Records Retention Period.

(b) Regulatory Authority Inspections. If a Regulatory Authority desires to conduct an inspection or GxP Audit of Licensor, its Affiliates, or its or their subcontractors relating to the Candidate Compounds, Licensed Compounds, Licensed Products or Licensed Technology, then Licensor shall [***] notify Novartis thereof. Licensor shall permit Regulatory Authorities to conduct inspections or audits of Licensor, its Affiliates, or its or their subcontractors relating to the Candidate Compounds, Licensed Compounds, Licensed Products or Licensed Technology, and shall ensure that such Affiliates and subcontractors permit such inspections and audits. Unless prohibited by Applicable Laws and to the extent permitted pursuant to the agreement between Licensor and the applicable subcontractor, Licensor shall permit Novartis to attend and observe the aforementioned inspections or audits with respect to the Licensed Compounds, Licensed Products or Licensed Technology. Licensor shall provide Novartis with a copy (or detailed written report) of any findings of a Regulatory Authority following a regulatory audit or inspection that are communicated to Licensor by such Regulatory Authority, as a result of the inspection or any submitted document(s) or in a correspondence with such Regulatory Authority and corresponding proposed responses, in each case, related to the Candidate Compounds, Licensed Compounds, Licensed Products or Licensed Technology. In addition, in the event any such inspection could reasonably be expected to have an impact on the patient safety, efficacy or conduct of Clinical Trials of the Licensed Products or Licensor’s Data Integrity, Licensor shall, no later than [***] after the date of such inspection, provide to Novartis copies of the relevant inspection report or correspondence. Licensor will reasonably cooperate with Novartis in the preparation of any response to Regulatory Authorities and any corrective action plans which could reasonably be expected to affect Licensor’s Data Integrity or be considered critical findings regarding any IND, NDA, MAA or other Regulatory Materials relevant to the Licensed Compounds, Licensed

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Products or Licensed Technology. In the event that any Regulatory Authority desires to conduct an inspection or audit of Novartis relating to the Licensed Compounds, Licensed Products or Licensed Technology, such as any pre-approval inspection, Licensor shall fully cooperate with Novartis upon request in responding to such audit or inspection, including attending such audit or inspection if so requested by Novartis.

(c) Novartis Audits.

(i) Audits. For the purpose of ensuring Licensor’s compliance with this Agreement, as it relates to (A) the Licensor [***] Research Activities and [***] Research Program or (B) an Immunology Research Program following the License Effective Date for such Immunology Research Program, in each case ((A) or (B)), Licensor agrees and will ensure that its Affiliates and its and their respective employees, directors, officers, and agents agree, and will use commercially reasonable efforts to ensure that its subcontractors agree (where necessary), that Novartis or [***] of its designated Affiliates or a Third Party acting on Novartis’ behalf shall have the right, at any time upon reasonable prior notice from Novartis, during [***] (except as otherwise specified in this Agreement) to audit and have access to: [***]. The audit and access rights referenced under this Section 2.4(c)(i) (Audits) include the right to conduct reasonable face-to-face or on-line interviews with Licensor’s and its Affiliates’ and their respective employees, directors, officers, subcontractors agents, and, where permissible, subcontractors the right to access and review any and all internal policies, internal audit reports, standard operating procedures, procedures, guidelines, or other internal documentation of Licensor, its Affiliates and, where permissible, its and their respective subcontractors, respective evidence and proof and all written explanations provided by Licensor to confirm its compliance with the provisions of this Agreement (other than Licensor’s payment obligations). Any audit (and related data collection activities) shall be carried out in compliance with Applicable Laws.

(ii) Costs. Each Party shall bear its own costs and expenses of any audit conducted pursuant to this Section 2.4(c) (Novartis Audits).

(iii) CAPA.

(A) Following any such audit, Novartis may provide Licensor with an audit report, which shall enable Licensor to, acting reasonably and without undue delay, prepare a corrective action plan (including a timetable to implement and complete the plan) to address any deviations or deficiencies identified in the audit for Novartis’ review. Novartis shall review and the Parties shall mutually approve (with neither Party having final decision-making authority) the corrective action plan, and Licensor shall, and shall cause its Affiliates and its and their respective subcontractors to, implement any reasonable corrections in accordance with such corrective action plan. Notwithstanding any recommendations provided by Novartis to Licensor, Licensor will remain responsible for the implementation of such corrective action plan and acknowledges and agrees that it places reliance on such recommendations at its own risk and any decision or consequences of such decisions relating to, or the implementation of, such recommendations are within the discretion and sole responsibility of Licensor. Licensor will comply with the steps to be taken in the corrective action plan and will take all other necessary steps to remedy its failure and subsequently comply with its obligations at no additional cost or expense to Novartis.

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(B) If the Parties do not agree on a corrective action plan within [***], then the Parties shall escalate such corrective action plan to the Alliance Managers for discussion and resolution. If the Alliance Managers agree to the corrective action plan, then the corrective action plan shall be approved. If the Alliance Managers do not agree on the corrective action plan within [***] of the corrective action plan being referred to them, either Party may require that the Parties forward the corrective action plan to the Executive Officers, who shall attempt in good faith to come to an agreement. If the Executive Officers do not agree on the corrective action plan, or the corrective action taken is not deemed reasonably satisfactory to Novartis in consultation with Licensor, then Novartis shall have the right, at its expense, to request a technology transfer, to an alternate subcontractor of Novartis’ choosing.

(iv) Limitation. Nothing in this Section 2.4(c) (Novartis Audits) shall require Licensor to provide information on profits, margins, overheads, or costs of capital (other than in relation to pass-through costs or any charges calculated on a cost-plus basis) for the purposes of an audit.

(v) Workarounds. To the extent that Licensor demonstrates that access to certain areas of its sites or facilities would constitute a breach of its confidentiality undertakings to its other collaborators, Licensor may (instead of providing access to such certain areas) put in place reasonable workarounds to enable Novartis or its designated auditor to have access to resources and information reasonably required in order to carry out the audit. Licensor shall not refuse to provide access to a Record based on its confidentiality status.

(vi) Qualification Audits. Without limiting the foregoing, Novartis or its designee will have the right to commence initial qualification audits of Licensor, its Affiliates and, where permissible, its and their respective subcontractors within [***] after the Effective Date.

2.5. Regulatory Materials. The Parties do not anticipate that any Regulatory Materials will be submitted to or received from any Regulatory Authority with respect to any Research Program prior to Novartis’ receipt of the Final [***] DC Data Package or expiration of the applicable Option Period, as applicable. Notwithstanding the foregoing, if Licensor believes that Regulatory Materials should be submitted to, or receives Regulatory Materials from, a Regulatory Authority, in each case, related to a Research Program prior to such period, Licensor shall provide Novartis, via the JRC, with the opportunity to review and comment on such Regulatory Materials at least [***] prior to its intended submission or response to the applicable Regulatory Authority, which Licensor shall consider in good faith.

2.6. Other Targets in the Immunology Field. [***].

Article 3
Option; LICENSES; EXCLUSIVITY

3.1. Option.

(a) Option Grant. On an Immunology Research Program-by-Immunology Research Program basis, Licensor hereby grants to Novartis the exclusive (including with regard to Licensor and its Affiliates) option to obtain the licenses set forth in Section 3.2 (License Grants

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to Novartis Upon License Effective Date) with respect to two (2) Immunology Research Programs (the “Option”).

(b) Option Exercise.

(i) In General. Novartis may exercise the Option for an Immunology Research Program by delivering written notice of such exercise to Licensor at any time during the Option Period (each such notice, an “Option Exercise Notice”). Following Novartis’ delivery to Licensor of an Option Exercise Notice for an Immunology Research Program within the Option Period and effective as of the License Effective Date for such Immunology Research Program, (A) Novartis will be granted the license set forth in Section 3.2 (License Grants to Novartis Upon License Effective Date) with respect to all Licensed Compounds and Licensed Products Directed To the applicable Immunology Target, (B) such Immunology Target will be deemed a Licensed Target, and (C) such Immunology Research Program will be deemed a Licensed Program.

(ii) Proposed Early Option Exercise.

(A) If, during the Option Period, Novartis proposes to exercise the Option with respect to an Immunology Research Program prior to [***], Novartis will notify Licensor in writing thereof and, [***] following receipt of such notice: (I) Licensor will provide to Novartis all information generated during the Option Period thus far that is required to be included in the Immunology IND Data Package in the possession of Licensor or any of its Affiliates relating to the given Immunology Research Program; and (II) Licensor will provide to Novartis a draft Disclosure Letter updating Exhibit 13.2 (Disclosures to Additional Representations and Warranties by Licensor) that, subject to Section 13.6 (Bring Down Limitations), sets forth exceptions or other information solely to the extent necessary to make Licensor’s representations and warranties set forth in Section 13.2 (Additional Representations and Warranties by Licensor) true and correct with respect to the applicable Licensed Compounds and Licensed Products as of the date on which the final version of such Disclosure Letter is approved in accordance with this Section 3.1(b)(ii) (Proposed Early Option Exercise).

(B) Within [***] after receipt of such draft Disclosure Letter, Novartis will notify Licensor if Novartis has any reasonable questions or comments with respect to such draft Disclosure Letter, which notice shall describe such questions and comments. [***] thereafter, the Parties shall review such questions and comments in good faith and Novartis shall have the right to approve the final version of such Disclosure Letter (such approval not to be unreasonably withheld). Upon Novartis’ approval, such final version will be deemed the then-current version of the Disclosure Letter. For clarity, if Novartis does not provide such notification to Licensor within such [***] period, then the draft Disclosure Letter updating Exhibit 13.2 (Disclosures to Additional Representations and Warranties by Licensor) provided by Licensor pursuant to this Section 3.1(b)(ii) (Proposed Early Option Exercise) will be deemed approved by Novartis upon the exercise of such Option. Notwithstanding anything to the contrary in this Agreement, in no event will Novartis’ exercise of the Option with respect to which a draft Disclosure Letter relates be effective until the Parties have agreed upon the form of such Disclosure Letter or such Disclosure Letter has been deemed approved by Novartis; provided that, if, as of the Option Expiration Date, the Parties are engaged in good faith discussions regarding the form of such Disclosure Letter, the Option Expiration Date shall be tolled and extended for so long as

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the Parties remain in good faith discussions until the date such discussions have concluded and the Parties have agreed in writing on the Disclosure Letter.

(c) Antitrust Clearances and Foreign Investment Consents.

(i) In the event that Novartis determines that U.S. Clearance, any Ex-U.S. Clearance, or any Foreign Investment Consent is required in connection with the exercise of the Option with respect to an Immunology Research Program, it shall include a statement to that effect in the applicable Option Exercise Notice. In the event that Novartis determines that U.S. Clearance is required, as [***] as reasonably practicable (but no later than [***] after the Option Exercise Date, unless the Parties mutually agree to delay the filing), each Party shall (at such Party’s own expense) prepare and file with the United States Federal Trade Commission (the “FTC”) and the Antitrust Division of the United States Department of Justice (the “DOJ”) the notification and report form required under the HSR Act with respect to the exercise of the Option. Each Party shall reasonably cooperate and consult with the other Party to the extent necessary to enable the other Party to prepare its HSR Act filings. In addition, the Parties will cooperate (each using commercially reasonable efforts) to make any other registrations, filings, applications or notifications as [***] as reasonably practicable and advisable to (A) competition authorities, as necessary to obtain any Ex-U.S. Clearance, and (B) Governmental Authorities, as necessary to obtain any Foreign Investment Consent, in each case, as required in any country or territory within the Territory and as identified in good faith by Novartis in the applicable Option Exercise Notice. Each Party shall reasonably cooperate and consult with the other Party to the extent necessary to proceed to obtain U.S. Clearance, any Ex-U.S. Clearance, and any Foreign Investment Consent.

(ii) Each Party shall keep the other apprised on a current basis of the status of matters relating to obtaining U.S. Clearance, any Ex-U.S. Clearance and any Foreign Investment Consent, including: (A) notifying the other Party as far in advance as practicable of any communications with or inquiries from a Governmental Authority; and (B) providing the other Party a reasonable opportunity to review, and considering in good faith the comments of the other Party, in connection with any such communication or inquiry. Each of Licensor and Novartis will consult with the other Party, to the extent practicable, in advance of participating in any substantive meeting or discussion with the FTC, DOJ or other Governmental Authority with respect to any filings, applications, investigation, or other inquiry in relation to obtaining U.S. Clearance, any Ex-U.S. Clearance and any Foreign Investment Consent, and, to the extent permitted by the Governmental Authority, give the other Party the opportunity to attend and participate in such meeting or discussion. Each Party will provide the other Party the opportunity to review in advance and will consider in good faith the other Party’s reasonable comments in connection with, the content of any presentations, white papers or other written materials to be submitted to the FTC, DOJ or Governmental Authority. Notwithstanding any of the foregoing, the final determination as to the appropriate course of action shall be made by Novartis. Consistent with the foregoing in this Section 3.1(c) (Antitrust Clearance and Foreign Investment Consents), each Party shall use commercially reasonable efforts to eliminate any concern on the part of any court or Governmental Authority regarding the legality of the exercise of the Option, including, if required by federal or state antitrust authorities, [***] taking all steps to secure government antitrust clearance, cooperating in good faith with any government investigation (including the prompt production of documents and information demanded, including by a second request for documents) and of

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witnesses if requested; provided, however, that nothing herein shall be construed as obligating either Party (or any of such Party’s Affiliates) to: (I) divest, out-license, sell, discontinue or otherwise dispose of any products, compounds, research and development programs, Patent Rights or other assets of any kind; (II) agree to behavioral limitations, conduct restrictions or commitments with respect to such assets, properties or business, or of any of the rights or obligations of a Party under exercise of the Option, or (III) undertake or otherwise engage in any litigation or other legal actions with the FTC, the Antitrust Division or any other Governmental Authority or agency in any country or territory, in each case ((I), (II), or (III)), in order to obtain U.S. Clearance, any Ex-U.S. Clearances or any Foreign Investment Consents.

(iii) In the event that any required U.S. Clearance, Ex-U.S. Clearances or Foreign Investment Consents for the applicable Immunology Research Program is not obtained within [***] after Novartis delivers the Option Exercise Notice for such Immunology Research Program, the Parties will, subject to Applicable Law, discuss in good faith the status of such required U.S. Clearance, Ex-U.S. Clearances or Foreign Investment Consents at least [***] thereafter or otherwise upon the reasonable request of either Party until such required U.S. Clearance, Ex-U.S. Clearances or Foreign Investment Consents are obtained. In the event that required U.S. Clearance, Ex-U.S. Clearances or Foreign Investment Consents for the Immunology Research Program is not obtained within [***] after Novartis delivers the Option Exercise Notice for such Immunology Research Program, or such other date as the Parties may agree in writing, the Option for such Immunology Research Program may be terminated by either Party upon written notice to the other Party.

(d) Termination of Option. On an Immunology Research Program-by-Immunology Research Program basis, if: (i) upon the expiration of the Option Period, Novartis has not delivered the Option Exercise Notice pursuant to Section 3.1(b) (Option Exercise); (ii) prior to the expiration of the Option Period, Novartis has delivered the Option Exercise Notice pursuant to Section 3.1(b) (Option Exercise), but any required U.S. Clearance, Ex-U.S. Clearance, or Foreign Investment Consent is not obtained and either Party terminates such Option as set forth in Section 3.1(c)(iii); or (iii) prior to the expiration of the Option Period, this Agreement is terminated with respect to such Immunology Research Program in accordance with Section 12.2 (Termination), then, in each case ((i)-(iii)), the Option shall automatically be deemed terminated with respect to such Immunology Research Program. Following termination of the Option with respect to an Immunology Research Program, Licensor shall have the sole right to Exploit compounds and products, including Candidate Compounds, Directed To the applicable Immunology Target and Licensor will have no further obligations with respect to such Immunology Research Program.

3.2. License Grant to Novartis Upon License Effective Date.

(a) License Grant. Subject to the terms and conditions of this Agreement, effective as of the License Effective Date, Licensor hereby grants, on behalf of itself and its Affiliates, to Novartis and its Affiliates an exclusive (even as to Licensor and its Affiliates, except as provided in Section 3.2(d) (Retained Rights)), royalty-bearing, sublicensable (subject to Section 3.2(b) (Sublicenses)) and transferable (subject to Section 15.3 (Assignment)) license, under the Licensed Technology, to Exploit Licensed Compounds and Licensed Products Directed To the applicable Licensed Target in the Field in the Territory. For the avoidance of doubt, Licensor’s

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grant of the foregoing license in this Section 3.2 (License Grant to Novartis Upon License Effective Date) with respect to Licensed Compounds and Licensed Products Directed To [***] shall be effective as of the Effective Date, including to conduct the Novartis Research Activities (if any) pursuant to this Agreement.

(b) Sublicenses. Subject to the terms and conditions of this Agreement, Novartis and its Affiliates shall have the right to grant sublicenses, under the licenses granted by Licensor to Novartis and its Affiliates under Section 3.2 (License Grant to Novartis Upon License Effective Date), to Sublicensees, in each case, through one (1) or more tiers; provided that: (i) each sublicense agreement shall be consistent with the terms and conditions of this Agreement; (ii) Novartis and its Affiliates shall remain responsible and liable for the performance of all of its Sublicensees to the same extent as if such activities were conducted by Novartis or its Affiliates and shall remain responsible for any payments due hereunder with respect to activities of any Sublicensees; and (iii) Novartis shall notify Licensor of each sublicense agreement [***], within [***] following the signing thereof.

(c) Subcontracting. Novartis and its Affiliates may subcontract to Third Parties the performance of tasks and obligations with respect to the Exploitation of any Licensed Compound or Licensed Product in the Territory as Novartis or its Affiliates deem appropriate. No such subcontracting shall relieve Novartis of any obligation hereunder. Novartis shall remain responsible and liable for the acts and omissions of its subcontractors, and any act or omission of its subcontractors shall constitute the act or omission of Novartis for all purposes hereunder.

(d) Retained Rights. Notwithstanding the exclusive licenses granted by Licensor to Novartis and its Affiliates under Section 3.2 (License Grant to Novartis Upon License Effective Date), Licensor retains the rights under the Licensed Technology to perform its obligations and to exercise its rights under this Agreement, including to perform the [***] Research Activities. Notwithstanding the exclusive rights granted to Novartis hereunder, Licensor reserves the non-exclusive right to conduct or have conducted Research on any Licensed Compound, [***].

3.3. No Implied Licenses. Except as expressly set forth herein, neither Party shall acquire any license or other interest, by implication or otherwise, under or to any Patent Rights, Know-How, or other Intellectual Property Rights owned or otherwise Controlled by the other Party.

3.4. Addition of Upstream Licenses.

(a) Notice of Potential Upstream Licenses. If, during the Term, Licensor or its Affiliate proposes to negotiate or enter into any agreement with a Third Party pursuant to which it would obtain Control of any Know-How or Patent Rights that would, but for the provisions of this Section 3.4 (Addition of Upstream Licenses), constitute Licensed Technology or, in Licensor’s reasonable judgment, Potential Licensed Technology, then Licensor shall [***] notify Novartis in writing, including a description of such Know-How or Patent Rights. Licensor shall keep Novartis reasonably informed regarding the negotiation of such agreement, including with respect to the negotiation of all payments that Licensor would be obligated to pay to such Third Party in connection with the grant, maintenance, or exercise of a license or sublicense to or by Novartis

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under such Know-How or Patent Rights and all material obligations with which Novartis would be required to comply as a licensee or sublicensee under such agreement. Without limiting the foregoing, Licensor shall: (i) provide Novartis with a summary of the terms and conditions of the proposed agreement under which such Know-How or Patent Rights would be acquired that would be relevant for Novartis to evaluate and elect, in its sole discretion, whether or not to include such Know-How or Patent Rights within the Licensed Technology (including any Potential Licensed Technology that would, in Licensor’s reasonable judgment, constitute Licensed Technology upon the relevant License Effective Date), including the specific obligations that would be applicable to sublicensees thereunder; and (ii) meet and discuss with Novartis in good faith the proposed agreement and any such terms and conditions and consider in good faith any comments provided by Novartis with respect thereto. In the event that, in the reasonable opinion of Novartis, such Know-How or Patent Rights may be necessary for the conduct of the Research Activities or the Exploitation of any Candidate Compound (if such Candidate Compound were to be a Licensed Compound or Licensed Product), Licensor: (A) shall ensure that the terms of the agreement are consistent with this Agreement in all material respects and do not limit Novartis’ rights or interests or increase Novartis’ obligations hereunder; and (B) shall not obtain a license or other rights with respect to such Know-How or Patent Rights in a manner that would prevent Novartis from obtaining a license or other right with respect to such Know-How or Patent Rights for such purposes. Neither Licensor nor any of its Affiliates may enter into any such agreement without first complying with the terms of this Section 3.4(a) (Notice of Potential Upstream Licenses).

(b) Addition of Upstream Licenses. If, following Licensor’s compliance with the terms of Section 3.4(a) (Notice of Potential Upstream Licenses), Licensor or any of its Affiliates enters into such agreement, then Licensor shall [***] provide Novartis with a copy of such agreement, which copy may be redacted to exclude immaterial terms not applicable to the rights or obligations that Novartis would receive or assume if it were to exercise its rights under this Section 3.4 (Addition of Upstream Licenses) to include such Know-How or Patent Rights in Licensed Technology. If, within [***] after receipt of such copy, Novartis provides Licensor with written notice in which: (i) Novartis consents to including the applicable Know-How or Patent Rights in the Licensed Technology; (ii) Novartis acknowledges and agrees in writing that its license or sublicense under such agreement is subject to the terms and conditions of such agreement that have been fully disclosed to Novartis under this Section 3.4 (Addition of Upstream Licenses); and (iii) Novartis agrees to be bound by and comply with such terms and conditions to the extent applicable to it in its capacity as a licensee or sublicensee under such Know-How or Patent Rights, then (A) such agreement shall be deemed an “Upstream License” and such Third Party licensor shall be deemed an “Upstream Licensor” and (B) any such Know-How or Patent Rights, to the extent falling within the definition of Licensed Technology, shall constitute Licensed Technology and be licensed or sublicensed to Novartis under this Agreement (or shall constitute Potential Licensed Technology, as applicable). If Novartis does not provide such a written notice to Licensor within such [***] period, then such Know-How and Patent Rights shall be excluded from Licensed Technology or Potential Licensed Technology under this Agreement.

3.5. Exclusivity.

(a) Exclusivity Obligations. Subject to Section 3.5(b) (Change of Control; Acquired Products), except for activities conducted pursuant to and in accordance with this

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Agreement, Licensor and its Affiliates shall not, directly or indirectly, by itself or for or with any Third Party, Develop, Manufacture or Commercialize nor collaborate with, enable or otherwise authorize, license or grant any right to any Third Party to, Develop, Manufacture or Commercialize, any Competing Product in the Field during the Term; provided that the foregoing will not apply to Research on any Licensed Compound conducted pursuant to Section 3.2(d) (Retained Rights). [***].

(b) Change of Control; Acquired Products.

(i) Change of Control. In the event that there is a Change of Control involving Licensor (where Licensor or its parent is the acquired entity), then, on a Licensed Program-by-Licensed Program basis, the obligations of Section 3.5(a) (Exclusivity Obligations) shall not apply to:

(A) any Competing Product that: (I) is controlled by the relevant acquirer or its Affiliates (collectively, the “Acquirer”) as of the closing of such Change of Control; and (II) is being Developed, Manufactured or Commercialized by or on behalf of the Acquirer as of the closing of such Change of Control; or

(B) [***];

(any such Competing Product specified in foregoing (A) and (B), a “Third Party Acquiror Product”); provided that: (1) Licensor and the Acquirer establish and enforce internal processes, policies, procedures and systems to segregate information relating to any such Third Party Acquiror Product from any Confidential Information related to the Candidate Compounds, Licensed Compounds, or Licensed Products under this Agreement; (2) the Acquirer does not use, directly or indirectly, any Licensed Technology or, as it relates to an Immunology Target prior to the License Effective Date for such Immunology Target, Potential Licensed Technology, or Confidential Information of Licensor or Novartis (including any Patent Rights, Know-How or Confidential Information licensed or acquired from Novartis under this Agreement), in each case, in the Exploitation of such Third Party Acquiror Product; and (3) Licensor and the Acquirer segregate all activities relating to the Exploitation of the Third Party Acquiror Product from the Exploitation of the Candidate Compounds, Licensed Compounds, and Licensed Products under this Agreement. Notwithstanding the foregoing, the Parties acknowledge that Licensor’s and the Acquirer’s management may have access to information, data, and documentation in respect of each Candidate Compound, Licensed Compound, Licensed Product, and Competing Product.

(ii) Acquired Products. In the event that (A) Licensor or any of its Affiliates acquires a Third Party (by merger, sale, consolidation, reorganization, or other change of control, so that such Third Party becomes an Affiliate over which Licensor or its Affiliate has control), or (B) Licensor or its Affiliate acquires or exclusively in-licenses product related assets of a Third Party (including any subsidiaries or divisions thereof) (each of (A) or (B), an “Acquisition”), then the obligations of Section 3.5(a) (Exclusivity Obligations) shall not apply to any Competing Product that: (I) is controlled by the relevant acquired Third Party or its Affiliates as of the effective date of such Acquisition; and (II) is being Developed, Manufactured or Commercialized as of or after the closing of such Acquisition (such product, a “Acquired Product”); provided that Licensor and its Affiliates, within [***] of the closing of such

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acquisition, (1) divests (whether by out-license, asset sale, or otherwise) such Acquired Product, or (2) terminates the Development, Manufacture, and Commercialization of such Acquired Product. In such event, up until such divestment or termination set forth in (1) or (2), (x) Licensor and the acquired Third Party will establish and enforce internal processes, policies, procedures and systems to segregate information relating to any such Acquired Product from any Confidential Information related to the Candidate Compounds, Licensed Compounds, or Licensed Products under this Agreement; (y) the acquired Third Party will not use, directly or indirectly, any Patent Rights, Know-How or Confidential Information of Novartis or Licensed Technology in the Exploitation of such Acquired Product; and (z) Licensor and such Third Party will segregate all material scientific, technical or Manufacturing activities relating to the Exploitation of the Acquired Product from the Exploitation of the Candidate Compounds, Licensed Compounds, and Licensed Products under this Agreement. Notwithstanding the foregoing, the Parties acknowledge that Licensor and the acquired Third Party’s management may have access to information, data and documentation in respect of each Candidate Compound, Licensed Compound, Licensed Product, and Acquired Product.

3.6. Technology Transfer and Cooperation.

(a) Integration Plan. On a Licensed Program-by-Licensed Program basis, within [***] following the License Effective Date for such Licensed Program (or such other date as mutually agreed by the Parties), the Parties will mutually agree on an integration plan (“Integration Plan”) intended to outline the processes and details (including the format, data structure, and timelines) for facilitating the conduct of activities under this Agreement and the transfers contemplated by this Section 3.6 (Technology Transfer and Cooperation) with respect to such Licensed Program. The Integration Plan will address the transfer of all preclinical, safety, regulatory and Manufacturing (including CMC) data, Data and information, IP, documents (including CMC documents), and Existing Materials, in each case, Controlled by Licensor or any of its Affiliates, in existence at the relevant time, and relating to the applicable Licensed Program that have not been delivered to Novartis pursuant to the [***] DC Data Package or the Immunology IND Data Package, as applicable.

(b) Licensed Know-How Transfer. On a Licensed Program-by-Licensed Program basis, within [***] following (i) delivery of the Final [***] DC Data Package in accordance with Section 2.1(g) (Final [***] DC Data Package) with respect to the [***] Research Program, and (ii) the applicable License Effective Date with respect to each Immunology Research Program, Licensor, without additional consideration, shall disclose and transfer to Novartis or its designated Affiliate or their respective Sublicensees in English, including, as applicable, by providing hard and electronic copies thereof, all Licensed Know-How not previously provided, including any such Licensed Know-How that is necessary or reasonably useful for regulatory purposes. On a Licensed Program-by-Licensed Program basis, following such [***] period, during the remainder of the Term, to the extent Licensor conducts Research on any Licensed Compound pursuant to Section 3.2(d) (Retained Rights), Licensor will [***] disclose to Novartis all Licensed Know-How arising from such Research.

(c) Licensed Compound and Licensed Product Transfer. On a Licensed Program-by-Licensed Program basis, within [***] following (i) delivery of the Final [***] DC Data Package in accordance with Section 2.1(g) (Final [***] DC Data Package) with respect to

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the [***] Research Program, and (ii) the applicable License Effective Date with respect to each Immunology Research Program, Licensor or its Affiliates shall provide to Novartis or its designated Affiliate, for use by Novartis and its Affiliates in connection with activities under this Agreement, the quantities of Licensed Compounds Directed To the applicable Licensed Target in Licensor’s possession that are selected by Novartis (“Existing Materials”). Notwithstanding the foregoing, unless otherwise agreed by Licensor, the Existing Materials shall exclude such quantities of compounds that (A) are not the lead Candidate Compound under the relevant Research Program and (B) are necessary for Licensor to retain for purposes of maintaining the proprietary library of molecular glue degraders constituting the Licensor Platform.

(d) Third Party Agreements; Consents.

(i) Assignment of Program-Specific Third Party Agreements. On a Licensed Program-by-Licensed Program basis, after (A) delivery of the Final [***] DC Data Package in accordance with Section 2.1(g) (Final [***] DC Data Package) with respect to the [***] Research Program, and (B) the applicable License Effective Date with respect to each Immunology Research Program, upon Novartis’ reasonable request and to the extent permitted in accordance with the applicable Program Agreement, Licensor shall [***] assign to Novartis or its designee all relevant Third Party agreements requested by Novartis in effect and related solely to the Exploitation of Licensed Compounds or Licensed Products Directed To the applicable Licensed Target (“Program Agreements”). In the event any such Program Agreements are not assignable without the consent of the counterparty, Licensor shall use Commercially Reasonable Efforts to obtain such consent [***] following Novartis’ request for such assignment. For any assigned Program Agreements: (I) Licensor shall be solely responsible for all Losses arising from, or relating to, any such agreement as a result of, or in connection with, events or occurrences prior to the date of such assignment; and (II) Novartis shall be solely responsible for any and all Losses arising from, or relating to, any such agreement as a result of, or in connection with, events or occurrences on or after the date of such assignment. If Novartis determines not to assume any such Program Agreement, at Novartis’ request, Licensor shall use Commercially Reasonable Efforts to facilitate an introduction for Novartis to the applicable counterparty(ies) in order for Novartis to directly engage such counterparty(ies) to Exploit the applicable Licensed Compounds or Licensed Products, including, if requested, providing applicable letters of authorization.

(ii) Access to Other Existing Third Party Contractors. On a Licensed Program-by-Licensed Program basis, upon Novartis’ reasonable request after (A) delivery of the Final [***] DC Data Package in accordance with Section 2.1(g) (Final [***] DC Data Package) with respect to the [***] Research Program, and (B) the applicable License Effective Date with respect to each Immunology Research Program, Licensor shall deliver to each Third Party with which Licensor or any of its Affiliates has a then-effective agreement whereby such Third Party provides services in connection with the Exploitation of Licensed Compounds and Licensed Products Directed To the applicable Licensed Target and whereby such agreement does not solely relate to the Exploitation of such Licensed Compounds and Licensed Products (“Other Third Party Agreements”), a consent letter substantially in the form set forth in Exhibit 3.6(d)(ii) (Form of Consent Letter) to be executed by Licensor or its Affiliate and the applicable Third Party (“Consent Letter”) in order for Novartis to acquire direct access to such services, and thereafter use Commercially Reasonable Efforts to facilitate execution of such Consent Letter by the

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applicable counterparty (which, for clarity, may include good faith negotiations between Licensor and applicable counterparty consistent with the use of Commercially Reasonable Efforts).

(e) Licensor Assistance. Upon Novartis’ reasonable written request following the applicable License Effective Date, Licensor shall provide reasonable assistance to Novartis, its Affiliates and Sublicensees in connection with understanding and using the Licensed Know-How and Existing Materials provided in accordance with Section 3.6(a) (Licensed Know-How Transfer) and Section 3.6(c) (Licensed Compound and Licensed Product Transfer) for purposes consistent with licenses and rights granted to Novartis and its Affiliates hereunder. Such cooperation and assistance shall include Licensor making appropriate personnel available to assist Novartis or its designee from time to time as reasonably requested by Novartis. At Novartis’ reasonable request, such assistance shall be furnished on-site at the facilities of Novartis or its designee. Licensor shall keep complete and accurate records of the number of FTE hours that Novartis or its designee has used and shall make such records available to Novartis upon Novartis’ written request. Novartis shall reimburse Licensor for such assistance in accordance with Section 9.8 (Licensor Assistance).

Article 4
GOVERNANCE

4.1. Alliance Managers. Within [***] after the Effective Date, each Party shall appoint a representative to act as its alliance manager under this Agreement (each, an “Alliance Manager”) by providing written notification to the other Party. The Alliance Managers shall be primarily responsible for: [***]. The Alliance Managers shall agree on a working process to facilitate communication, coordination and collaboration between the Parties. Unless otherwise agreed upon in writing by the Alliance Managers in such working process, all requests for information from one Party to the other Party shall be made through the Alliance Managers. The Alliance Managers shall have the right to attend all meetings of the JRC as non-voting members and shall bring matters to the attention of the JRC if the Alliance Manager reasonably believes that such matter warrants such attention. Each Party may replace its Alliance Manager at any time upon written notice to the other Party.

4.2. Joint Research Committee.

(a) Formation. Within [***] after the Effective Date, the Parties shall establish a joint research committee (the “JRC”) for purposes of communication and coordination regarding the conduct of the Research Programs under this Agreement. [***] The JRC shall meet periodically by telephone or video conference or in-person [***] unless the Parties or the JRC otherwise determine.

(b) Responsibilities. [***].

(c) Subcommittees. The JRC shall have authority to establish subcommittees as it deems necessary or advisable to further the purposes of this Agreement, including specific operational subcommittees (including to oversee the activities contemplated by the Integration Plan). [***].

(d) Term. The JRC shall continue to exist, [***].

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(e) Consensus; Escalation. All decisions within the decision-making authority of the JRC shall be made by [***]. If the JRC is unable to reach agreement as to a particular matter within its jurisdiction, within [***] (or a later date mutually agreed to by the Parties) after such matter has been brought to the JRC for resolution, then such matter shall be referred to the Alliance Managers for resolution. If the Alliance Managers are unable to reach agreement as to such matter within [***] (or a later date mutually agreed to by the Parties) after such matter has been escalated to the Alliance Managers for resolution, then such disagreement shall be referred to the Executive Officers of the Parties for resolution.

(f) Final Decision Making. If the Executive Officers do not fully resolve any matter within the JRC’s authority and referred to them under Section 4.2(e) (Consensus; Escalation) within [***] (or a later date mutually agreed to by the Parties) of the matter being referred to them, then, subject to Section 4.2(g) (Limitations of JRC Authority), such matter shall be resolved as follows:

(i) No Decision-Making Authority. Neither Party will have final decision-making authority and the status quo will be maintained with respect to:

(A) [***]

(ii) Novartis Final Decision-Making Authority. Novartis will have final decision-making authority with respect to any matter other than those matters specified in Section 4.2(f)(i) (No Decision-Making Authority), including whether a Licensed Product meets the IRF5 DC Criteria.

(g) Limitations of JRC Authority. [***].

4.3. JRC Membership and Meetings.

(a) Members. Within [***] after the Effective Date or the JRC’s formation, as applicable, each Party shall appoint its representatives on the JRC by providing written notification to the other Party. Each Party may replace its representatives on the JRC on written notice to the other Party, but each Party shall strive to maintain continuity in the representation of its JRC members. Novartis shall appoint [***] of its representatives on the JRC to act as a chairperson of the JRC. Licensor’s JRC representatives shall prepare and circulate agendas to the JRC’s members at least [***] before each JRC meeting and shall direct the preparation of reasonably detailed minutes for each JRC meeting.

(b) Meetings. All in-person meetings (to the extent applicable) shall alternate between locations designated by each Party, unless otherwise agreed by the JRC. Each Party shall be solely responsible for the costs and expenses incurred by its representatives in attending any JRC meeting.

(c) Non-Member Attendance. Each Party may from time to time invite a reasonable number of participants, in addition to its representatives, to attend JRC meetings; provided that, if either Party intends to have any Third Party attend such a meeting, then such Party shall provide at least [***]’ prior written notice to the other Party and obtain the other Party’s

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approval for such Third Party to attend such meeting, which approval shall not be unreasonably withheld, conditioned, or delayed. Such Party shall ensure that such Third Party is bound by confidentiality and non-use obligations consistent with the terms of this Agreement prior to attending such meeting.

Article 5
DEVELOPMENT

5.1. General. From and after the License Effective Date for a given Licensed Program, as between the Parties, other than with respect to the [***] Research Activities, Novartis shall be solely responsible for conducting, in its sole discretion (subject only to Section 5.3 (Development Diligence)), Development of Licensed Compounds and Licensed Products in the Field in the Territory.

5.2. Phase 1 Clinical Trials. Novartis may, in its sole discretion, request in writing for Licensor to conduct a Phase 1 Clinical Trial for a Licensed Product Directed To a Licensed Target. Upon such request, the Parties will discuss such request in good faith. If Licensor agrees to such request, then the Parties will negotiate and, if final terms are agreed, execute a written amendment to this Agreement pursuant to Section 15.11 (Entire Agreement; Amendments) setting forth the applicable terms for Licensor’s conduct of such Phase 1 Clinical Trial.

5.3. Development Diligence. [***].

5.4. Development Updates. From and after [***], until the [***], Novartis shall provide to Licensor a high-level written summary which describes material Development activities for the applicable Licensed Product(s) Directed To the applicable Licensed Target(s) conducted by or on behalf of Novartis since the last report with respect to such Licensed Product(s) (each, a “Development Update”). In addition, upon the reasonable written request by Licensor, Novartis will provide Licensor with further details related to the foregoing.

Article 6
REGULATORY

6.1. General. From and after the License Effective Date for a given Licensed Program, as between the Parties, Novartis shall be solely responsible for: (a) obtaining and maintaining Regulatory Approvals for the Licensed Products Directed To the applicable Licensed Target in the Field in the Territory, including submission of all Regulatory Materials, all communications with Regulatory Authorities and any other activities in connection with obtaining such Regulatory Approvals; and (b) owning and holding all Regulatory Materials for Licensed Compounds and Licensed Products Directed To the applicable Licensed Target in the Field in the Territory. Licensor shall fully cooperate with and provide assistance to Novartis from time to time as reasonably requested in connection with obtaining and maintaining such Regulatory Approvals, including with respect to the filing or submission of Regulatory Materials to any Regulatory Authority relating to Licensed Compounds or Licensed Products in the Territory or required or advisable in connection with any Clinical Trials or other Development activities conducted by or on behalf of Novartis, by executing any required documents, providing reasonable access to personnel and providing Novartis with copies of all reasonably required documentation.

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6.2. Right of Reference. From and after the License Effective Date for a given Licensed Program, if Licensor submits any Regulatory Materials for such Licensed Program pursuant to Section 2.5 (Regulatory Materials), then Licensor hereby grants, on behalf of itself and its Affiliates, to Novartis and its Affiliates and Sublicensees a right of reference with respect to such Regulatory Materials (including any drug master file) submitted by Licensor or its Affiliates to any Regulatory Authority with respect to Licensed Compounds or Licensed Products Directed To the applicable Licensed Target (each, a “Right of Reference”). If requested by Novartis, Licensor shall provide a signed statement that authorizes such Right of Reference granted to Novartis and its Affiliates and Sublicensees under this Section 6.2 (Right of Reference) if required by Applicable Laws or the Regulatory Authority in the applicable country or jurisdiction. In the event that any Affiliate, sublicensee or Third Party distributor of Licensor holds any Regulatory Materials to which Novartis and its Affiliates and Sublicensees is granted a Right of Reference under this Section 6.2 (Right of Reference), Licensor shall cause such Affiliate, sublicensee or Third Party distributor to grant a Right of Reference to Novartis and its Affiliates and Sublicensees to the same extent that Licensor is granting such Right of Reference under this Section 6.2 (Right of Reference). The Right of Reference granted pursuant to this Section 6.2 (Right of Reference) shall include the right to access all Know-How in connection with the performance of its obligations and exercise of its rights under this Agreement, including inclusion of such Data and Know-How in its own Regulatory Materials. [***] upon Novartis’ request, Licensor shall provide to Novartis such Data and Know-How (and any other Data or Know-How within the Licensed Technology) as is necessary or useful for such purposes (which shall be in electronic form to the extent the same exists in electronic form and otherwise shall be copies for all materials comprising such Know-How).

6.3. Clinical Trial Disclosures. As between the Parties, Novartis shall have the sole right to publicly disclose the existence of, and the results from, any Clinical Trials conducted under this Agreement in accordance with Applicable Laws and its standard policies.

6.4. Safety and Pharmacovigilance Matters. To the extent required by Applicable Laws or any Regulatory Authority, the Parties shall enter into a written agreement containing customary terms that will govern the exchange of Adverse Events and other safety information reporting obligations relating to the Licensed Products (the “Pharmacovigilance Agreement”) to ensure that such Adverse Events and other safety information is exchanged and reported to the relevant Regulatory Authorities in compliance with Applicable Laws and the requirements of Regulatory Authorities.

Article 7
MANUFACTURING

7.1. Manufacturing. Licensor shall be solely responsible for the Manufacture and supply of Candidate Compounds for purposes of conducting the Research Activities, at its cost and expense. From and after: (a) Development Candidate Designation with respect to the [***] Research Program; and (b) the applicable License Effective Date with respect to each Immunology Research Program, Novartis shall be solely responsible for all Manufacture and supply of Licensed Compounds and Licensed Products and components thereof for purposes of Exploitation in the Territory, with such Manufacture and supply to be conducted by Novartis, its Affiliates, Sublicensees or subcontractors as it determines appropriate in its sole discretion. Licensor shall

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fully cooperate with Novartis in complying with the Manufacturing requirements of the Bayh-Dole Act, if any, including requesting waivers where Novartis determines to do so, to the extent such requirements are applicable.

Article 8
COMMERCIALIZATION

8.1. [***].

8.2. [***].

8.3. Pricing Approvals.

From and after the License Effective Date for a given Licensed Program, Novartis will be responsible for and have the exclusive right to: (a) manage, determine and implement all material issues and decisions regarding price, price terms and other related contract terms with respect to Commercialization of Licensed Products Directed To the applicable Licensed Target, including discounts, rebates, other price concessions and service fees to payors and purchasers; and (b) seek and attempt to obtain Pricing Approvals for such Licensed Products in the Field in the Territory, at its own cost and expense.

8.4. Recalls, Suspensions, and Withdrawals. From and after the License Effective Date for a given Licensed Program, Novartis shall have the sole right to determine whether to conduct, and to conduct, and shall be fully responsible, for any recall, market suspension or market withdrawal of a Licensed Product Directed To the applicable Licensed Target in the Field in the Territory, including any costs or liabilities associated therewith.

8.5. Trademarks; INN, USAN and Other Applications. From and after the License Effective Date for a given Licensed Program, Novartis shall have the right to brand the Licensed Products Directed To the applicable Licensed Target using Trademarks and any other branding elements it determines appropriate, which may vary by country or within a country (the “Novartis Trademarks”). As between the Parties, Novartis shall exclusively own all rights in and goodwill associated with such Novartis Trademarks and shall select, file, register, maintain, enforce and defend such Novartis Trademarks in the countries and regions that it determines reasonably necessary, at Novartis’ expense. In the event that any Novartis Trademark used or intended for use for the Commercialization of the Licensed Products in the Territory is infringed by a Third Party, Novartis may request from Licensor, and Licensor shall provide, reasonable assistance to enforce its rights and defend against such infringement, and Novartis shall reimburse Licensor’s reasonable costs incurred for such assistance. Novartis shall be responsible for applying for an International Non-proprietary Name (“INN”) and United States Adopted Name (“USAN”) for the Licensed Products for Commercialization in the Territory, including by creating name candidates for the INN application. The costs for the INN and the USAN applications, including costs for external clearance searches, will be borne by Novartis. Novartis may request reasonable assistance from Licensor to prepare the INN, USAN and other major market applications (e.g., China National Intellectual Property Association), and Licensor agrees to provide such assistance, and Novartis shall reimburse Licensor’s reasonable costs incurred for such assistance.

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Article 9
FINANCIAL PROVISIONS

9.1. Upfront Payment. In consideration of the licenses and rights granted to Novartis hereunder, Novartis shall pay to Licensor a one (1)-time, non-refundable, non-creditable upfront payment of One Hundred and Twenty Million Dollars ($120,000,000) within [***] after receipt by Novartis of an Invoice therefor from Licensor, which Invoice shall be issued by Licensor no earlier than the Effective Date.

9.2. Early R&D Payments.

(a) Maintenance Fees.

(i) In General. In consideration of the licenses and rights related to the Immunology Research Programs granted to Novartis hereunder, Novartis shall pay to Licensor, subject to this Section 9.2(a) (Maintenance Fees), [***] non-refundable, non-creditable installment payments in the corresponding amount in the table set forth below (each such payment, an “Maintenance Fee”):

[***]

(ii) Timing. Licensor shall submit to Novartis an Invoice for the following Maintenance Fees no earlier than the following dates: (A) for [***], the [***] of the Effective Date; (B) for [***], the [***] of the Effective Date; and (C) for [***], the [***] of the Effective Date. Novartis shall pay the amount of the Maintenance Fees set forth in any such Invoice within [***] after the date of its receipt thereof. For clarity, Novartis shall have no obligation to pay any Maintenance Fee pursuant to this Section 9.2(a) (Maintenance Fees) for which it receives an Invoice prior to the applicable date set forth above unless and until a separate Invoice is received by Novartis from Licensor after such applicable date.

(iii) Acceleration upon Exercise of the Second Option. Notwithstanding the foregoing in Section 9.2(a) (Maintenance Fees), in the event that Novartis exercises its second Option with respect to an Immunology Research Program and, as of the corresponding Option Exercise Date, the amount of Maintenance Fee payments received by Licensor is less than [***], the amount of the corresponding Option Exercise Payment shall be increased by an amount equal to [***] and, upon payment of the Option Exercise Payment, Novartis’ obligations under Section 9.2(a) (Maintenance Fees) shall be deemed satisfied with respect to the applicable Maintenance Fee payments.

(b) [***] Development Candidate and IND Milestone Payments.

(i) In further consideration of the licenses and rights related to the [***] Research Program and corresponding Licensed Program granted to Novartis hereunder, upon the first achievement by Licensor of a milestone event in the table set forth below for the [***] Research Program (each, an “Early R&D Milestone Event”), the corresponding one (1)-time development and regulatory milestone payment (each, an “Early R&D Milestone Payment”) shall become payable by Novartis to Licensor:

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Early R&D Milestone Event	Early R&D Milestone Payments for [***]
[***]	[***]
[***]	[***]
[***]	[***]

(ii) Notwithstanding anything to the contrary in this Agreement, if Novartis elects to assume and complete Assumed [***] Research Activities pursuant to Section 2.1(c)(ii) (Novartis Step-In Right) and subsequently achieves an Early R&D Milestone Event, Novartis shall have the right to reduce the corresponding Early R&D Milestone Payment to Licensor by the [***].

9.3. Option Exercise Payments. In further consideration of the licenses and other rights related to the Immunology Research Programs granted to Novartis hereunder, on an Immunology Research Program-by-Immunology Research Program basis and subject to Section 9.2(a)(iii) (Acceleration upon Exercise of the Second Option), in the event that Novartis exercises the Option with respect to such Immunology Research Program in accordance with Section 3.1(b) (Option Exercise), Novartis shall pay [***].

9.4. Milestone Payments.

(a) Development and Regulatory Milestone Payments. In further consideration of the licenses and rights granted to Novartis hereunder, upon the first achievement by Novartis, its Affiliates, or its or their Sublicensees of a development and regulatory milestone event in the table set forth below for a Licensed Product with respect to a given Licensed Program (each, a “Development and Regulatory Milestone Event”), the corresponding one (1)-time development and regulatory milestone payment (each, a “Development and Regulatory Milestone Payment”) shall become payable by Novartis to Licensor:

[***]

Development and Regulatory Milestone Event	Development and Regulatory Milestone Payments
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

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[***]

Development and Regulatory Milestone Event	Development and Regulatory Milestone Payments
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

(b) Sales Milestone Payments. In further consideration of the licenses and rights granted to Novartis hereunder, on a Licensed Product-by-Licensed Product basis, upon the first achievement by Novartis, its Affiliates, or its or their Sublicensees of a sales milestone event in the table set forth below for such Licensed Product (each, a “Sales Milestone Event”), the corresponding sales milestone payment (each, a “Sales Milestone Payment”) shall become payable by Novartis to Licensor:

(i) For each Licensed Product Directed To [***]:

Sales Milestone Event	Sales Milestone Payment
	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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[***]

Sales Milestone Event	Sales Milestone Payment
	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(c) Limitations. [***].

(d) Other Milestone Terms.

(i) If a Licensed Product does not achieve a milestone event set forth in the first three (3) rows of Section 9.4(a) (Development and Regulatory Milestone Payments) but such Licensed Product later achieves a subsequent milestone event set forth in Section 9.4(a) (Development and Regulatory Milestone Payments), then any such skipped milestone event with respect to such Licensed Product shall be deemed to have been achieved upon the achievement of the next successive milestone event set forth in Section 9.4(a) (Development and Regulatory Milestone Payments) with respect to such Licensed Product and Novartis will make the applicable milestone payment for all such skipped milestone event(s).

(ii) For clarity, the Sales Milestone Payments shall be additive such that if multiple Sales Milestone Events are achieved in the same Calendar Year, then the Sales Milestone Payments for all such Sales Milestone Events shall be payable with respect to such Calendar Year.

(iii) If Novartis’ obligation to pay an Early R&D Milestone Event, a Development and Regulatory Milestone Event, or a Sales Milestone Event occurs, in each case, on or after the date of any written notice of termination pursuant to Section 12.2 (Termination), the corresponding Early R&D Milestone Payment, Development and Regulatory Milestone Payment, or Sales Milestone Payment shall not become payable by Novartis to Licensor, except in the case of a notice of termination by Novartis for Licensor’s material breach pursuant to Section 12.2(c) (Termination for Material Breach) whereby Licensor cures such breach within the relevant cure period pursuant to Section 12.2(c) (Termination for Material Breach) or this Agreement

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otherwise does not terminate in accordance with its terms, in which case the relevant milestone payment will remain payable in full.

(iv) If Novartis’ obligation to pay Maintenance Fee(s) arises on or after the date of any written notice of termination pursuant to Section 12.2 (Termination), the pro-rata portion of the Maintenance Fee(s) allocable to the relevant Calendar Year(s) shall become payable by Novartis to Licensor, except in the event that a notice of termination by Novartis for Licensor’s material breach pursuant to Section 12.2(c) (Termination for Material Breach) whereby Licensor cures such breach within the relevant cure period pursuant to Section 12.2(c) (Termination for Material Breach) or this Agreement otherwise does not terminate in accordance with its terms, in which case the Maintenance Fee will remain payable in full. For the purposes of this Section 9.4(d)(iv), the Maintenance Fees are allocable as follows: [***].

(e) Milestone Reductions. Novartis shall have the right to reduce Milestone Payments by the amount of [***] provided, that in no event shall any Milestone Payment by Novartis to Licensor be reduced by more than [***] of the Milestone Payment paid or payable as a result of the operation of reductions contemplated by this Section 9.4(e) (Milestone Reductions); provided, further, that any such reduction not fully taken as a result of this Section 9.4(e) (Milestone Reductions) may be carried forward and applied against future Milestone Payments otherwise owed until exhausted (subject to the same [***] reduction floor).

9.5. Royalty Payments.

(a) Royalty Rates. In further consideration of the licenses and rights granted to Novartis hereunder, on a Licensed Product-by-Licensed Product and country-by-country basis in the Territory, during the applicable Royalty Term for such Licensed Product in such country, Novartis will make royalty payments to Licensor on the aggregate Net Sales of such Licensed Product by Novartis, its Affiliates and its and their Sublicensees in such country in the Territory as calculated by multiplying the applicable royalty rate set forth in the tables below by: [***].

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

[***]	[***]
[***]	[***]

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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(b) Royalty Term. Novartis’ royalty payment obligations under Section 9.5(a) (Royalty Rates) shall begin, on a Licensed Product-by-Licensed Product and country-by-country basis, upon the First Commercial Sale of such Licensed Product in such country in the Territory and shall expire, on a Licensed Product-by-Licensed Product and country-by-country basis, upon the latest of: [***] (the “Royalty Term”). Following the expiration of the Royalty Term on a Licensed Product-by-Licensed Product and country-by-country basis, Novartis’ and its Affiliates’ licenses under Section 3.2(a) (License Grant) with respect to such Licensed Product in such country shall continue in effect, but become non-exclusive, fully paid-up, royalty-free, transferable, perpetual and irrevocable.

(c) [***].

(d) Royalty Reductions. Subject to Section 9.5(e) (Royalty Floor; Carry Forward):

(i) No Valid Claim Royalty. [***].

(ii) Generic Entry. [***].

(iii) Inflation Reduction Act. [***].

(iv) Third Party Intellectual Property. [***].

(v) Compulsory Licenses. [***].

(e) Royalty Floor; Carry Forward. [***].

9.6. Reports and Payment Terms.

(a) Milestones. The Parties acknowledge that notice of the Early R&D Milestone Event [***] will be provided through the JRC through provision of the Final [***] DC Data Package by Licensor or through notification by Novartis [***]. Novartis shall provide Licensor with written notice of the achievement of: (i) Early R&D Milestone Event [***] achieved by Novartis and each Development and Regulatory Milestone Event within [***] after such achievement; and (ii) each Sales Milestone Event as part of the Sales & Royalty Report [***] in which such Sales Milestone Event was achieved. After receipt of a notice of the achievement of an Early R&D Milestone Event, a Development and Regulatory Milestone Event, or a Sales Milestone Event, Licensor shall submit an Invoice to Novartis with respect to the corresponding Milestone Payment; provided that no such Invoice shall be submitted prior to Licensor’s receipt of notice of achievement of the applicable Milestone Event. Novartis shall make the applicable Milestone Payment within [***] after receipt of such Invoice.

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(b) Royalty Report. [***], Novartis shall provide Licensor with a Sales & Royalty Report. Licensor shall submit an Invoice to Novartis with respect to the royalty amount shown therein. Novartis shall pay such royalty amount within [***] after receipt of the Invoice.

(c) Other Payments. For any payment not described in Section 9.5(a) (Royalty Rates) and Section 9.5(b) (Royalty Term), each Party shall provide to the other Party an Invoice for all amounts due to it under this Agreement. Unless otherwise noted, payments on such Invoices shall be made within [***] of the other Party’s receipt of the applicable Invoice.

9.7. Existing Upstream License Payments and Reports. Licensor shall remain responsible for the payment of all royalty, milestone, and other payment obligations and related reporting obligations, if any, due to Third Parties under any Existing Upstream Licenses. All such payments and reports shall be made and delivered [***] by Licensor in accordance with the terms of the applicable Existing Upstream License.

9.8. Licensor Assistance. Notwithstanding anything to the contrary in this Agreement, Licensor shall provide Novartis with up to [***], in the aggregate, with respect to Licensed Products corresponding to the Immunology Research Programs, under Section 2.1(e)(ii) (Licensor Support), Section 2.1(h) (Access), Section 2.2(d)(ii) (Licensor Support), Section 2.2(g) (Access), Section 3.6(e) (Licensor Assistance), and Section 6.1 (General) at no additional cost to Novartis; provided that any such assistance requested by Novartis does not materially interfere with the material functions or daily operations of Licensor. Any additional assistance [***], shall be provided by Licensor at the [***] Rate, and Novartis shall [***]. If applicable, Licensor shall invoice Novartis for any assistance provided at the FTE Rate, and Novartis shall pay all such undisputed amounts within [***] after receipt of an applicable Invoice from Licensor. For clarity, Licensor’s participation in JRC meetings pursuant to Section 4.2 (Joint Research Committee) shall not count towards the [***] set forth herein for the applicable Licensed Products.

9.9. Currency; Exchange Rate. All amounts payable and calculations under this Agreement shall be in Dollars. All payments to be made by Novartis to Licensor under this Agreement shall be made in Dollars by bank wire transfer in immediately available funds to a bank account set forth in Exhibit 9.9 (Licensor Bank Account Information). Any payment which falls due on a date that is not a Business Day in the location from which the payment will be made may be made on the next succeeding Business Day in such location. The rate of exchange to be used in computing the amount of currency equivalent in Dollars for the payment due shall be made by using Novartis’ then-current standard exchange rate methodology as applied in its external reporting for the conversion of foreign currency sales into Dollars.

9.10. Tax.

(a) Income Taxes. Except as otherwise provided in this Section 9.10 (Tax), each Party shall be responsible for its own taxes (including taxes imposed on or measured by Net Sales, capital, franchise or similar taxes pursuant to Applicable Laws).

(b) Indirect Taxes. All amounts set forth in this Agreement shall be exclusive of any value added (VAT), goods and services (GST), sales, turnover, use, excise, consumption, and other similar indirect Taxes (“Indirect Taxes”). Licensor shall issue all Invoices and Novartis

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shall issue all invoices in full compliance with the Indirect Tax laws and regulations applicable at the invoicing Party’s place of business. If any Indirect Taxes are due based on local law (including any VAT for which Licensor is responsible), the invoicing Party shall be allowed to add the amount of Indirect Taxes to the amounts set forth in this Agreement and invoice the net amount plus the applicable Indirect Taxes. The Parties shall issue invoices for all amounts payable under this Agreement consistent with all Indirect Tax requirements and irrespective of whether the sums may be netted for settlement purposes.

(c) Withholding Taxes.

(i) In the event that any payments made by Novartis to Licensor pursuant to this Agreement shall become subject to withholding taxes under the Applicable Laws of any jurisdiction, or if it is unclear whether Applicable Laws require such withholding, including extra-territorial taxation, Novartis shall be authorized to deduct and withhold the amount of such taxes for the account of Licensor to the extent required by Applicable Laws and pay the withholding tax to the relevant tax authority, so that only the correspondingly reduced amount less withholding tax is paid out to Licensor. Novartis shall deliver to Licensor proof of the withholding tax payment. Any such amounts withheld and paid to any such tax authority shall be deemed to have been paid to Licensor for purposes of this Agreement, in full satisfaction of Novartis’ obligation with respect to such amounts.

(ii) Novartis and Licensor shall make all reasonable efforts to obtain relief or reduction of withholding tax under the applicable tax treaties, including the submission or issuance of requisite forms and information. If a special procedure is required for treaty relief by law, a treaty relief based on a tax treaty will only be taken into account if Licensor submits an exemption certificate to Novartis in accordance with legal requirements at the time of the payment to Licensor. If no withholding tax deduction has been made but tax authorities subsequently take the position that a withholding tax deduction should have been made, Licensor shall provide, at its expense, all reasonable support to Novartis to obtain relief or reduction of withholding under the Applicable Laws and tax treaties, including the submission or issuance of requisite forms and information. All refunds of withholding taxes granted by the competent tax authority and related interest shall be paid to Novartis. If a refund of withholding taxes is not possible, Licensor shall repay the corresponding amount to Novartis.

(iii) Notwithstanding any provision to the contrary set forth in this Agreement, if Novartis assigns, transfers, sublicenses, or otherwise disposes of or conveys some or all of its rights and obligations to any Person and if, as a result of such action, the withholding tax deduction required by Applicable Laws with respect to payments under this Agreement is increased, then any amount payable to Licensor under this Agreement shall be increased to take into account such withholding tax deduction as may be necessary so that, after making all required withholdings (including withholdings on the additional amounts payable hereunder), Licensor receives a net amount equal to the sum it would have received had no such increased withholding been made. If Licensor assigns, transfers or otherwise disposes of some or all of its rights and obligations under this Agreement to any Person, Licensor shall not be entitled to any additional payments with respect to taxes arising as a result of Licensor’s action and Novartis is authorized to deduct and withhold any increased withholding tax.

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9.11. Interest Payments. Any payments or portions thereof due hereunder that are not paid on the date such payments are due under this Agreement will bear interest at a per annum rate equal to the lesser of: [***]. In relation to payments disputed in good faith, interest under this Section 9.11 (Interest Payments) is payable only after the dispute is resolved, on sums found or agreed to be due, from the due date.

9.12. Records and Audit Rights.

(a) Records. Each Party shall keep complete, true and accurate financial books and records in accordance with its Accounting Standards in relation to this Agreement, including with respect to Novartis, in relation to Net Sales and royalties in the Territory and, with respect to Licensor, including in relation to costs incurred in connection with the Licensor Research Activities. Each Party will keep such books and records for at least [***].

(b) Audit Rights.

(i) Each Party may, upon written request, cause an internationally-recognized independent accounting firm which is reasonably acceptable to the other Party (the “Auditor”) to inspect the relevant records of the other Party [***].

(ii) The audited Party and its Affiliates shall make their records available for inspection by the Auditor during regular business hours, upon receipt of reasonable advance notice from the auditing Party. The records shall be reviewed solely to verify the accuracy of payments made by the audited Party. Such inspection right shall not be exercised more than [***] and not more frequently than [***] with respect to records covering any specific period of time. In addition, the auditing Party shall only be entitled to audit the books and records of the audited Party from [***]. The auditing Party agrees to hold in strict confidence all information received and all information learned in the course of any audit or inspection, which information shall constitute the Confidential Information of the audited Party, except to the extent necessary to enforce its rights under this Agreement or to the extent required to comply with any Applicable Laws.

(iii) The Auditor shall provide its audit report and basis for any determination to the audited Party at the time such report is provided to the auditing Party before it is considered final; provided that, at least [***] prior to the provision of such report, the Auditor shall provide its draft audit report and basis for any determination to the audited Party, for the audited Party to (A) request that any information that is not related to the Licensed Compounds or Licensed Products be excluded from such audit report, and (B) review such audit report and provide reasonable comments to clarify or explain information included in such audit report, and the Auditor will consider such comments in good faith. The audited Party shall have the right to request a further determination by such Auditor as to matters which the audited Party disputes within [***] following receipt of such report. The audited Party will provide the auditing Party and the Auditor with a reasonably detailed statement of the grounds upon which it disputes any findings in the audit report and the Auditor shall undertake to complete such further determination within [***] after the dispute notice is provided, which determination shall be limited to the disputed matters. Any matter that remains unresolved shall be resolved in accordance with the dispute resolution procedures contained in Section 15.7 (Dispute Resolution).

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(iv) In the event that the final result of the inspection reveals an undisputed underpayment or overpayment by Novartis, the underpaid or overpaid amount shall be settled [***], including, in the case of any overpayment, at Novartis’ election, by (A) submission of an invoice to Licensor, which shall be [***] paid by Licensor, or (B) offset by Novartis against future royalties or Milestone Payments hereunder. The purpose of the audit conducted by Novartis of Licensor pursuant to this Section 9.12 (Records and Audit Rights) is solely limited to determining the amount spent by Licensor in the conduct of the IRF5 Research Activities.

(v) The auditing Party shall pay for such audits, as well as its expenses associated with enforcing its rights with respect to any payments hereunder; provided that, if Licensor is the auditing Party and such audit reveals an underpayment of more than [***] of the total payments due for the applicable audit period is discovered, the fees and expenses charged by the Auditor shall be paid by Novartis.

9.13. No Projections. Licensor and Novartis acknowledge and agree that nothing in this Agreement shall be construed as representing an estimate or projection of whether any Milestone Event will be achieved or of anticipated sales of any Licensed Product, and that the Milestone Events and Net Sales levels set forth above or elsewhere in this Agreement or that have otherwise been discussed by the Parties are merely intended to define the Milestone Payments and royalty obligations to Licensor in the event the corresponding Milestone Events or such Net Sales levels are achieved. NEITHER LICENSOR NOR NOVARTIS MAKES ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT IT WILL BE ABLE TO SUCCESSFULLY DEVELOP OR COMMERCIALIZE ANY PRODUCT OR THAT ANY PARTICULAR MILESTONE EVENT OR, IF COMMERCIALIZED, NET SALES LEVEL OF SUCH PRODUCT WILL BE ACHIEVED.

Article 10
INTELLECTUAL PROPERTY

10.1. Ownership of Inventions.

(a) Ownership.

(i) Background IP. As between the Parties and subject to any rights or licenses expressly granted by one Party to the other Party under this Agreement: (A) Licensor shall own and retain all right, title, and interest in and to any and all Licensor Background Technology and Licensor Platform Technology; and (B) Novartis shall own and retain all right, title, and interest in and to any and all Novartis Background Technology.

(ii) Foreground IP Owned by Licensor. As between the Parties and subject to any rights or licenses expressly granted by one Party to the other Party under this Agreement, Licensor shall solely own all Inventions discovered, generated, conceived, or reduced to practice by or on behalf of either Party prior to (A) the Development Candidate Designation, with respect to the [***] Research Program or (B) the License Effective Date, with respect to each Immunology Research Program (Foreground Patents disclosing or claiming such patentable Inventions, the “Licensor Foreground Research Patents”).

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(iii) Foreground IP Owned by Novartis. All Inventions discovered, generated, conceived or reduced to practice from and after (A) the Development Candidate Designation, with respect to the [***] Research Program or (B) the License Effective Date, with respect to each Immunology Research Program, shall be solely owned by Novartis.

(iv) Disclosure. Each Party shall [***] disclose to the other Party all Inventions, including all invention disclosures or other similar documents submitted to such Party or its Affiliates’, licensees, or sublicensees’, together with employees, agents, or contractors of such Party or its Affiliates, licensees, or sublicensees relating to such Inventions, and shall also respond [***] to reasonable requests from the other Party for additional information relating to such Inventions; [***].

(v) Assignment; Further Actions. Each Party will, and does hereby, assign, and will cause its Affiliates to so assign, to the other Party, without additional compensation, such rights, title, and interests in and to any Inventions, Foreground Know-How, or Foreground Patents, as is necessary to fully effect, as applicable, the provisions of this Section 10.1(a) (Ownership) to the extent not already effected by operation of law. If such assignment is prohibited by Applicable Law or otherwise delayed, then pending the completion of such assignment, the assigning Party will grant, and hereby does grant, to the other Party, a perpetual, irrevocable, exclusive, worldwide, royalty-free, fully paid-up license, with the right to grant sublicenses through multiple tiers, under such Inventions, Foreground Know-How, and Foreground Patents. The assigning Party will take (and cause its Affiliates and Sublicensees, and their respective employees, agents, and contractors to take) such further actions reasonably requested by the other Party to evidence such assignment and to assist the other Party in obtaining Patent Rights and other intellectual property protection for such Inventions and all intellectual property rights therein, including executing further assignments, consents, releases, and other commercially reasonable documentation and providing good faith testimony by affidavit, declaration, in-person, or other proper means in support of any effort by the other Party to establish, perfect, defend, or enforce its rights in any such Inventions, Foreground Know-How, or Foreground Patents through prosecution of governmental filings, regulatory proceedings, litigation, and other means. The assigning Party will obligate its Affiliates, Sublicensees, and subcontractors to assign all Inventions, Foreground Know-How, and Foreground Patents to the assigning Party (or directly to the other Party) so that the assigning Party can comply with its obligations under this Section 10.1(a)(v) (Assignment; Further Actions).

(b) Personnel Obligations. Each employee, agent, or contractor of a Party or its respective Affiliates, licensees, or sublicensees performing work under this Agreement shall, prior to commencing such work, be bound by invention assignment obligations, including: (i) [***] reporting any invention, discovery, process, or other Intellectual Property Rights to the applicable Party, its Affiliate, licensee, or sublicensee; (ii) presently assigning to the applicable Party, its Affiliate, licensee, or sublicensee all of his or her right, title, and interest in and to any invention, discovery, process, or other Intellectual Property Rights; (iii) cooperating in the preparation, filing, prosecution, maintenance, and enforcement of any patent and patent application with respect to any invention, discovery, process, or other Intellectual Property Rights; and (iv) performing all acts and signing, executing, acknowledging, and delivering any and all documents

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required for effecting the obligations and purposes of this Agreement. It is understood and agreed that such invention assignment agreement need not reference or be specific to this Agreement.

10.2. Patent Prosecution and Maintenance.

(a) Licensor Foreground Research Patents and Other Licensed Patents.

(i) Licensor Foreground Research Patents. Prior to (A) the Development Candidate Designation, with respect to the [***] Research Program, or (B) the License Effective Date, with respect to each Immunology Research Program, as between the Parties, Licensor shall have the first right, but not the obligation, to Prosecute and Maintain, including related strategies, all Licensor Foreground Research Patents and all other Licensed Patents throughout the world, and Licensor shall be solely responsible for all costs and expenses incurred in connection with such Prosecution and Maintenance. Notwithstanding the foregoing, at any time during the Term (for the avoidance of doubt, even if after Development Candidate Designation, with respect to the [***] Research Program, or after the License Effective Date, with respect to each Immunology Research Program), Licensor will have the sole right to file, in its own name, all Licensor Foreground Research Patents.

(ii) Licensed Patents. Subject to Section 10.2(a)(i) (Licensor Foreground Research Patents), from (A) the Development Candidate Designation, with respect to the [***] Research Program or (B) the License Effective Date, with respect to each Immunology Research Program and, in each case ((A) and (B)), thereafter during the remainder of the Term, Novartis shall have the first right, but not the obligation, to Prosecute and Maintain, including related strategies, all Licensed Patents throughout the world, and Novartis shall be solely responsible for all costs and expenses incurred in connection with such Prosecution and Maintenance.

(iii) Review and Comment Rights. The Party with the right to Prosecute and Maintain a given Licensor Foreground Research Patent or other Licensed Patent in accordance with Section 10.2(a)(i) (Licensor Foreground Research Patents) or Section 10.2(a)(ii) (Licensed Patents) (the “Prosecuting Party”) shall reasonably advise the other Party (the “Non-Prosecuting Party”) of the filing information of such Licensed Patents so that the Non-Prosecuting Party may download prosecution correspondence from the relevant patent office. In addition, the Prosecuting Party shall [***] provide the Non-Prosecuting Party with drafts of all proposed material filings and correspondence to any patent authorities with respect to such Licensed Patents for the Non-Prosecuting Party’s review and comment prior to the submission of such proposed filings and correspondence. The Prosecuting Party shall confer with the Non-Prosecuting Party and take into consideration the Non-Prosecuting Party’s comments prior to submitting such filings and correspondence; provided that the Non-Prosecuting Party provides such comments within [***] of receiving the draft filings and correspondence from the Prosecuting Party. If the Non-Prosecuting Party does not provide comments within such period of time, then the Non-Prosecuting Party shall be deemed to have no comment to such proposed filings or correspondence. Subject to the Non-Prosecuting Party’s right to continue Prosecution and Maintenance of any such Licensed Patents pursuant to Section 10.2(a)(iv) (Step-In Right) below, in case of a disagreement between the Parties with respect to the Prosecution and Maintenance of such Licensed Patents, the final decision shall be made by the Prosecuting Party.

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(iv) Step-In Right. The Prosecuting Party shall notify the Non-Prosecuting Party of any decision to cease Prosecution and Maintenance of any Licensed Patent in any country (but for clarity, not including a decision to not prepare and file a new Patent Right). The Prosecuting Party shall provide such notice at least [***] prior to any filing or payment due date, or any other due date that requires action in order to avoid loss of rights, in connection with such Licensed Patent. In such event, the Non-Prosecuting Party may, at its discretion and expense, continue Prosecution and Maintenance of such Patent Rights in such country; provided that the Non-Prosecuting Party shall consider in good faith any reasonable comments of the former Prosecuting Party with respect to double patenting (including “obviousness type” double patenting) or other concerns that could reasonably adversely impact the Licensed Patents.

(b) Novartis Foreground Patents.

(i) Sole Right. As between the Parties, Novartis shall have the sole right, but not the obligation, to Prosecute and Maintain, including all related strategies, all Novartis Foreground Patents, and Novartis shall be solely responsible for all costs and expenses incurred in connection with such Prosecution and Maintenance.

(ii) Review and Comment Rights. Novartis shall [***] provide Licensor with drafts of all proposed material filings and correspondence to any patent authorities with respect to any Novartis Foreground Patent that Covers the composition of matter of a Licensed Compound in a Licensed Product for Licensor’s review and comment prior to the submission of such proposed filings and correspondence. Novartis shall confer with Licensor and take into consideration Licensor’s comments prior to submitting such filings and correspondence; provided that Licensor provides such comments within [***] of receiving the draft filings and correspondence from Novartis. If Licensor does not provide comments within such period of time, then Licensor shall be deemed to have no comment to such proposed filings or correspondence.

(c) Cooperation. Each Party shall provide the other Party, at the other Party’s request and expense, all reasonable assistance and cooperation in the Prosecution and Maintenance efforts under this Section 10.2 (Patent Prosecution and Maintenance), including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution.

10.3. Patent Enforcement.

(a) Notification. If either Party becomes aware of any infringement, misappropriation, administrative proceeding, or other violation anywhere in the world by a Third Party of any of the Licensor Foreground Research Patents or other Licensed Patents, including any “paragraph IV certification” for a 21 U.S.C. § 355(b)(2) New Drug Application (NDA) or 21 U.S.C. § 355(j)(2) Abbreviated New Drug Application (ANDA) or notification pursuant to 42 U.S.C. § 262(k) for a Section 351(k) Biosimilar Application in the United States, or similar provisions in other jurisdictions, or of any request for declaratory judgment, opposition, nullity action, interference, inter partes reexamination, inter partes review, post-grant review, derivation proceeding, or similar action alleging the invalidity, unenforceability, or non-infringement of any of such Licensed Patents (collectively, a “Product Infringement”), such Party shall [***] notify the other Party in writing to that effect.

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(b) Enforcement Rights.

(i) Licensor Foreground Research Patents and other Licensed Patents.

(A) Licensor Sole Right. Prior to (I) Development Candidate Designation, with respect to the [***] Research Program or (II) the License Effective Date, with respect to each Immunology Research Program, as between the Parties, Licensor shall have the sole right, but not the obligation, to bring and control any legal action or proceeding against any Person engaged in any Product Infringement of a Licensor Foreground Research Patent or other Licensed Patent at its cost and expense.

(B) Novartis First Right. From (1I) Development Candidate Designation, with respect to the [***] Research Program or (II) the License Effective Date, with respect to each Immunology Research Program and, in each case ((I) and (II)), thereafter during the remainder of the Term, as between the Parties, Novartis shall have the first right, but not the obligation, to bring and control any legal action or proceeding against any Person engaged in any Product Infringement of a Licensed Patent, at its own cost and expense as it reasonably determines appropriate and determine all litigation strategy and actions, including (1) naming Licensor as a party in suit where necessary, (2) deciding what Licensed Patents will be enforced or defended in such a legal action or proceeding and how such enforcement or defenses shall be pursued, and (3) settling any such action or proceeding under terms that may include the right to authorize the Third Party infringer to be non-exclusively licensed under any Licensed Patents or to agree not to further enforce the Licensed Patents against the Third Party infringer on behalf of both Novartis and Licensor. Licensor shall provide to Novartis reasonable assistance in any action or proceeding brought under this Section 10.3(b) (Enforcement Rights), at Novartis’ request and expense.

(C) Step-In Right. In the event that the Party with the right to bring and control any legal action or proceeding against any Person engaged in any Product Infringement with respect to a given Licensor Foreground Research Patent or other Licensed Patent in accordance with Section 10.3(b)(i)(B) (Novartis First Right) (the “Enforcing Party”) does not exercise such right within [***] after receiving notice of the applicable Product Infringement on or prior to [***] before the time limit, if any, set forth under Applicable Laws for the filing of such actions, whichever comes first, the other Party shall have the right to bring and control any such action at its own expense and by counsel of its choice; provided that if the Enforcing Party notifies the other Party in writing (I) during such [***] that it is electing in good faith not to institute any proceeding against such Product Infringement for strategic reasons, or (II) prior to [***] before such time limit for the filing of any such action that the Enforcing Party intends to file such action before the time limit, then the Enforcing Party shall be obligated to file such action before such time limit, and, in each case ((I) or (II)), the other Party will not have the right to bring and control such action.

(ii) Novartis Foreground Patents. For any Product Infringement of a Novartis Foreground Patent, as between the Parties, Novartis will have the sole right, but not the obligation, to bring and control any legal action in connection with any such infringement, misappropriation, or other violation at its expense, including settling such action, as it reasonably determines appropriate. For clarity, nothing in this Agreement shall affect or restrict Novartis’ Control over such Patent Rights.

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(c) Expenses and Recoveries. The Enforcing Party bringing an action under Section 10.3(b) (Enforcement Rights) with respect to Licensor Foreground Research Patents, other Licensed Patents, or Novartis Foreground Patents shall be solely responsible for any expenses incurred by such Party as a result of such action. Any recovery of monetary damages in connection with such action shall be allocated as follows: first, to the reimbursement of any Out-of-Pocket Costs incurred by the Party bringing such action; second, to the reimbursement of any Out-of-Pocket Costs incurred by the other Party in such action; and third, any remaining amounts shall be: (i) in the event that Novartis brought such action, retained by Novartis (provided that such remainder shall be subject to royalty payments to Licensor as if such remainder constituted Net Sales under this Agreement to the extent that the Product Infringement resulted in lost sales of Licensed Products); and (ii) in the event that Licensor brought such action, divided equally between the Parties.

10.4. Third Party Infringement Claims. Each Party will [***] notify the other Party if a Third Party brings any Claim alleging patent infringement by Novartis or Licensor or any of their respective Affiliates or sublicensees with respect to the Development, Manufacture or Commercialization of any Licensed Product (any such action, an “Infringement Claim”) in the Territory. As between the Parties, Novartis will have the sole right, but not the obligation, to control the defense and response to any such Infringement Claim in the Territory, at Novartis’ sole cost and expense. Upon Novartis’ request, and at Novartis’ cost, Licensor will reasonably cooperate with Novartis in the reasonable defense of such Infringement Claim. Novartis will have the right to settle such Infringement Claim on terms deemed reasonably appropriate by Novartis; provided that such settlement shall not incur liability of Licensor or otherwise adversely affect rights of Licensor, without Licensor’s prior written consent.

10.5. Patent Term Extension and Supplementary Protection Certification. Novartis shall have the sole right, but not the obligation, to seek patent term extensions, patent term restorations, and supplemental protection certificates or the like (collectively, “Extensions”) that are now or become available under Applicable Laws, including 35 U.S.C. § 156 and applicable foreign counterparts, in any country in the Territory in relation to the Licensed Patents and Novartis Foreground Patents. If Novartis decides to seek any Extension for any Licensed Patent or Novartis Foreground Patent, Licensor shall cooperate with Novartis in obtaining such Extension with respect to such Licensed Patent or Novartis Foreground Patent in any country or region where applicable. Licensor shall provide all reasonable assistance requested by Novartis, including permitting Novartis to proceed with applications for any Extensions in the name of Licensor, if deemed appropriate by Novartis, and executing documents and providing any relevant information to Novartis. Novartis shall, in its sole discretion, determine which, if any, Licensed Patents and Novartis Foreground Patents for which it will file applications for Extensions. If Novartis decides not to seek any Extension with respect to the Licensed Patents or Novartis Foreground Patents in any country or region where applicable, nothing in this Agreement is intended to, or shall be deemed to, give Licensor authorization to apply for any Extensions without the express written permission of Novartis or the marketing applicant or marketing authorization holder of the applicable Licensed Product. In particular, nothing in this Agreement creates an agency relationship between Licensor and the marketing applicant or marketing authorization holder of a Licensed Product for the purposes of filing for a patent term extension under 35 U.S.C. § 156.

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10.6. Patent Listings. As between the Parties, Novartis shall have the sole right to make all filings with Regulatory Authorities in the Territory with respect to Licensed Patents and Novartis Foreground Patents with respect to a Licensed Product, including as required or allowed: (a) in the United States, in the FDA’s Orange Book; (b) in the EU, under the national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 or other international equivalents; and (c) pursuant to any corresponding patent listing provisions in other jurisdictions, and including all jurisdictions with respect to any other patent listing provisions that are now available or become available in the future. Licensor shall provide Novartis any information necessary or reasonably useful to enable Novartis to make such filings with Regulatory Authorities and cooperate with Novartis’ reasonable requests in connection therewith, including executing any documents and meeting any submission deadlines to the extent required or permitted by Applicable Laws.

10.7. Unitary Patent System. Novartis shall be solely responsible for all strategies for the Licensed Patents and Novartis Foreground Patents with respect to the EU Unitary Patent System, including the filing or withdrawal of any action to opt-in or opt-out from the EU Unitary Patent System for any Licensed Patent or Novartis Foreground Patent, and the validation of any Licensed Patent or Novartis Foreground Patent as a unitary patent or a European patent. Licensor shall provide Novartis at Novartis’ request and expense, all reasonable assistance and cooperation in the filing, withdrawal and validation efforts under this Section 10.7 (Unitary Patent System).

10.8. Patents Licensed from Third Parties. Each Party’s rights under Section 10.2 (Patent Prosecution and Maintenance), Section 10.3 (Patent Enforcement), Section 10.6 (Patent Listings), and Section 10.7 (Unitary Patent System) with respect to any Licensed Patent that is licensed by Licensor from a Third Party pursuant to an Upstream License shall be subject to the rights retained by such Third Party pursuant to the applicable Upstream License.

10.9. Patent Challenge. If Novartis, or any of its Affiliates or Sublicensees, reasonably intends to commence (or reasonably intends to knowingly assist a Third Party to commence) any interference, derivation, post-grant review, inter partes review, declaratory judgement or opposition proceeding with respect to the scope, validity, or enforceability of any Licensed Patents in the Territory in any court, tribunal, arbitration proceeding, or other proceeding (a “Potential Patent Challenge”), then Novartis will provide Licensor with written notice of such intent and the Parties shall discuss in good faith for a period of no less than [***] prior to Novartis or any of its Affiliates or Sublicensees commencing such Potential Patent Challenge.

Article 11
CONFIDENTIALITY; PUBLICATION

11.1. Confidential Information Prior to the License Effective Date.

(a) Licensor recognizes that by reason of, inter alia, Novartis’ right to an exclusive option for a license under the Immunology Research Programs, Novartis has an interest in Licensor maintaining the confidentiality of certain information of Licensor related to Candidate Compounds for the Immunology Research Programs. Accordingly, on an Immunology Research Program-by-Immunology Program basis, prior to the License Effective Date for such Immunology Research Program, Licensor shall, and shall cause its Affiliates and its and their respective officers, directors, employees, and agents to, keep confidential, and not publish, disclose, or use for any

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purpose (other than to fulfil Licensor’s obligations or exercise Licensor’s rights hereunder (including all rights retained by Licensor hereunder)) any Potential Licensed Know-How specifically related to any Candidate Compound that is not in the public domain through no fault of Licensor (“Option Information”), except to the extent (i) such disclosure or use is expressly permitted with respect to Confidential Information under Section 11.5 (Authorized Disclosures), or (ii) such disclosure or use is otherwise expressly permitted by the terms of this Agreement. In the event the Option Expiration Date occurs, this Section 11.1 (Confidential Information Prior to the License Effective Date) shall have no continuing force or effect with respect to the use or disclosure of such Option Information with respect to the applicable Immunology Research Program.

(b) Without limiting the foregoing, on an Immunology Research Program-by-Immunology Program basis, prior to the License Effective Date for such Immunology Research Program, Licensor shall, and shall cause its Affiliates and its and their respective officers, directors, employees, and agents to, keep confidential, and not publish, disclose, or use for any purpose (other than to fulfil Licensor’s obligations or exercise Licensor’s rights hereunder (including all rights retained by Licensor hereunder)) any Option Information that comprises the applicable Immunology Target itself together with reference to any or all of the following: (i) Novartis; (ii) this Agreement; or (iii) the chemical composition of any Candidate Compound Directed To the applicable Immunology Target.

11.2. Product Information. Licensor recognizes that by reason of, inter alia, Novartis’ status as an exclusive licensee pursuant to the grants under Section 3.2(a) (License Grant), Novartis has an interest in Licensor maintaining the confidentiality of certain information of Licensor. Accordingly, during the Term, Licensor shall, and shall cause its Affiliates and its and their respective officers, directors, employees, and agents to, keep confidential, and not publish, disclose, or use for any purpose (other than to fulfil Licensor’s obligations, or exercise Licensor’s rights (including all rights retained by Licensor) hereunder), any Licensed Know-How specifically related to any Licensed Compound or Licensed Product that is not in the public domain through no fault of Licensor (“Product Information”), except to the extent: (a) such disclosure or use is expressly permitted with respect to Confidential Information under Section 11.5 (Authorized Disclosures), or (b) such disclosure or use is otherwise expressly permitted by the terms of this Agreement. In the event this Agreement is terminated in its entirety or with respect to the Terminated Region, this Section 11.2 (Product Information) shall have no continuing force or effect with respect to the use or disclosure of such Product Information solely in the Terminated Region. Without limiting the foregoing, Novartis shall have the right to use and disclose the Product Information in accordance with this Agreement, including the licenses granted by Licensor to Novartis pursuant to Section 3.2(a) (License Grant).

11.3. Duty of Confidence. Subject to the other provisions of this Article 11 (Confidentiality; Publication):

(a) during the Term and for [***] thereafter, all Confidential Information of a Party or any of its Affiliates (the “Disclosing Party”) shall be maintained in confidence and otherwise safeguarded by the other Party and its Affiliates (the “Receiving Party”), in the same manner and with the same protections as the Receiving Party maintains its own confidential information, but in no event with less than a reasonable standard of care;

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(b) the Receiving Party may only use Confidential Information of the Disclosing Party for the purposes of performing its obligations or exercising its rights under this Agreement; and

(c) the Receiving Party may only disclose Confidential Information of the Disclosing Party to: (i) its Affiliates, licensees and sublicensees; and (ii) employees, agents, contractors, consultants and advisers of the Receiving Party and its Affiliates and sublicensees, in each case ((i) and (ii)), to the extent reasonably necessary for the purposes of performing its obligations or exercising its rights under this Agreement; provided that (A) such Persons are bound by legally enforceable obligations to maintain the confidentiality and limit the use of the Confidential Information in a manner consistent with the confidentiality and non-use provisions of this Agreement; and (B) the actions and inactions of any such Person shall, with respect to such Confidential Information, be deemed to be the actions and inactions of such Receiving Party for all purposes of this Agreement.

11.4. Exceptions. The following information shall not be Confidential Information of a Disclosing Party and, accordingly, the foregoing obligations shall not apply to the extent that the Receiving Party can demonstrate that such information:

(a) is known by the Receiving Party at the time of its receipt without an obligation of confidentiality, and not through a prior disclosure by the Disclosing Party, as documented by the Receiving Party’s business records;

(b) is in the public domain before its receipt from the Disclosing Party, or thereafter enters the public domain through no fault of the Receiving Party;

(c) is subsequently disclosed to the Receiving Party by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the Disclosing Party; or

(d) is discovered or developed by the Receiving Party independently and without use of or reference to any Confidential Information received from the Disclosing Party, as documented by the Receiving Party’s business records.

Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the Receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the Receiving Party. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the Receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the Receiving Party unless the combination and its principles are in the public domain or in the possession of the Receiving Party. Notwithstanding anything to the contrary in this Agreement, Novartis, as the Receiving Party, may use any learning, skills, ideas, concepts, techniques, information and other Know-How retained in intangible form in the unaided human memory of Novartis’ (or its Affiliate’s) directors, employees, contractors, advisors, Sublicensees, subcontractors, and agents and other Representatives of Novartis (or its Affiliates) who had access to Licensor’s Confidential Information for any purpose.

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11.5. Authorized Disclosures. Notwithstanding the obligations set forth in Section 11.3 (Duty of Confidence) and Section 11.8 (Publicity), the Receiving Party may disclose the Disclosing Party’s Confidential Information (including this Agreement and the terms herein) to the extent:

(a) such disclosure is reasonably necessary: (i) to such Party’s directors, attorneys, independent accountants or financial advisors for the sole purpose of enabling such directors, attorneys, independent accountants or financial advisors to provide advice to such Party; provided that, in each such case, (A) such recipients are bound by confidentiality and non-use obligations that are substantially similar to those contained in this Agreement and (B) the term of confidentiality for such recipients may be shorter than the period set forth in this Agreement as long as it is no less than [***]; [***];

(b) such disclosure is to a Governmental Authority and necessary or desirable (i) to obtain or maintain INDs or Regulatory Approvals for any Licensed Product within the Territory, (ii) in order to respond to inquiries, requests or investigations by such Governmental Authority relating to Licensed Products or this Agreement, or (iii) in connection with the filing, prosecution and maintenance of Patent Rights as permitted by this Agreement;

(c) such disclosure is required by Applicable Laws or judicial or administrative process; provided that (i) except for disclosures governed by the last two (2) sentences of Section 11.6 (SEC Filings and Other Disclosures), in such event such Party shall [***] inform the other Party of such required disclosure and provide the other Party an opportunity to challenge or limit the disclosure obligations, (ii) Confidential Information that is disclosed pursuant to Section 11.5(b) (Authorized Disclosures) or this Section 11.5(c) (Authorized Disclosures) shall remain otherwise subject to the confidentiality and non-use provisions of this Article 11 (Confidentiality; Publication) (provided that such disclosure is not a public disclosure), and (iii) the Party disclosing Confidential Information shall cooperate with and reasonably assist the other Party (at the other Party’s cost) if the other Party seeks a protective order or other remedy in respect of any such disclosure and furnish only that portion of the Confidential Information which, in the opinion of Party’s legal counsel, is responsive to such requirement or request;

(d) such disclosure is (i) with respect to any pharmacovigilance information relating to Licensed Products and (ii) to Regulatory Authorities, Clinical Trial investigators, ethical committees, internal review boards and any other Third Parties that need to know such information as determined by such Party’s risk management and Adverse Event reporting requirements; provided that such disclosure is made in compliance with all Applicable Laws;

(e) such disclosure is necessary in order to enforce its rights under the Agreement;

(f) where Novartis is the Receiving Party, such disclosure is necessary or appropriate in connection with exercise of the licenses and other rights granted to Novartis hereunder (including the licenses granted by Licensor to Novartis pursuant to Section 3.2 (License Grant to Novartis Upon License Effective Date)); or

(g) such disclosure is necessary for Licensor to comply with its obligations under any Upstream Licenses.

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11.6. SEC Filings and Other Disclosures. Subject to the terms of this Section 11.6 (SEC Filings and Other Disclosures), either Party may disclose the terms of this Agreement and make any other public written disclosure regarding the existence of, or performance under, this Agreement, to the extent required, in the reasonable opinion of such Party’s legal counsel, to comply with: (a) Applicable Laws, including the rules and regulations promulgated by the United States Securities and Exchange Commission; or (b) any equivalent Governmental Authority, securities exchange or securities regulator in any country in the Territory. Prior to disclosing this Agreement or any of the terms hereof pursuant to this Section 11.6 (SEC Filings and Other Disclosures), the Parties shall consult with one another with respect to the timing, form, and content of such disclosure. If so requested by the other Party, the Party subject to such obligation shall use commercially reasonable efforts to obtain an order protecting to the maximum extent possible the confidentiality of such provisions of this Agreement as reasonably requested by the other Party. If the Parties are unable to agree on the form or content of any required disclosure, such disclosure shall be limited to the minimum required as reasonably determined by the disclosing Party in consultation with its legal counsel. Without limiting the foregoing, Licensor shall provide Novartis with each proposed filing by Licensor with the United States Securities and Exchange Commission or any equivalent Governmental Authority, securities exchange or securities regulator in any country in the Territory which describes the terms of this Agreement (including any filings of this Agreement) a reasonable amount of time prior to submission of such filing, and shall reasonably consider in good-faith any and all of Novartis’ comments relating to such filing, including the provisions of this Agreement for which confidential treatment should be sought. Notwithstanding anything to the contrary set forth in this Section 11.6 (SEC Filings and Other Disclosures), neither Party may disclose the financial terms of this Agreement pursuant to this Section 11.6 (SEC Filings and Other Disclosures).

11.7. Publications.

(a) General. Except as otherwise provided in this Section 11.7 (Publications), neither Party may publish peer reviewed manuscripts or make other forms of public disclosure such as abstracts and presentations with respect to the activities hereunder or the transactions contemplated hereby (collectively, “Publications”), in each case, relating to a Candidate Compound, Licensed Compound, or Licensed Product or any component thereof without the prior written consent of the other Party.

(b) Pre-License Effective Date. Prior to the License Effective Date with respect to a given Immunology Research Program, neither Party may make any Publications relating to the Immunology Research Activities (including with respect to any Candidate Compound Directed To the applicable Immunology Target), except as approved by the JRC. For clarity, (i) submissions in support of patent filings made in accordance with this Agreement are not Publications; and (ii) Publications that contain only general knowledge or information that is not specific to such Immunology Research Activities and does not disclose information regarding any Immunology Target or Candidate Product Directed To such Immunology Target are not subject to this Section 11.7(b) (Pre-License Effective Date).

(c) Post-License Effective Date. Subject to Section 11.5 (Authorized Disclosures) and Section 11.6 (SEC Filings and Other Disclosures), from and after the License Effective Date with respect to a given Licensed Program, Novartis or any of its Affiliates shall

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have the right to (i) make Publications or other public announcements as it deems appropriate in connection with the Development, Manufacture, Commercialization or other Exploitation of Licensed Compounds or Licensed Products Directed To the applicable Licensed Target, under this Agreement and (ii) publish or have published information about Clinical Trials related to such Licensed Compounds or Licensed Products, including the results of such Clinical Trials, in each case, without first obtaining the prior written consent of Licensor; [***].

11.8. Publicity.

(a) Press Releases or Other Public Statements. Except as permitted by Section 11.7 (Publications), each Party agrees not to issue any press release or other public statement, whether oral or written, disclosing the existence of this Agreement, the terms hereof or any information relating to this Agreement without the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed). Notwithstanding the previous sentence: (i) Licensor may, following the Effective Date, issue a press release in the form set forth in Exhibit 11.8(a) (Form Of Press Release), and (ii) Novartis (either by itself or via one of its Affiliates) may issue press releases and other public statements as it deems appropriate in connection with the Development, Commercialization and other Exploitation of Licensed Products under this Agreement. Either Party may issue additional press releases or public statements related to this Agreement or the subject matter hereof without the consent of the other Party where such press release or public statement only discloses the same information that has previously been the subject of a press release or public statement that has been consented to by the other Party; provided that such additional press release or public statement complies with any and all conditions (if any) imposed by the consenting Party in connection with such previous consent (such consent not to be unreasonably withheld, conditioned, or delayed); provided, further that such Party shall notify the other Party of its intention to issue such press release or public statement (and provide the content of such press release or public statement) prior to the issue of such press release or public statement.

(b) Use of Names and Trademarks. Subject to Section 11.6 (SEC Filings and Other Disclosures), neither Party shall use the name, symbol, trademark, trade name or logo of the other Party or any of its Affiliates in any press release, publication or other form of public disclosure without the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed), except for those disclosures (i) for which consent has already been obtained and (ii) which comply with any and all conditions (if any) imposed by the consenting Party in connection with the previous consent. Notwithstanding the foregoing in this Section 11.8(b) (Use of Names and Trademarks):

(i) subject to Section 11.6 (SEC Filings and Other Disclosures), Licensor shall not, without Novartis’ prior written consent, use the name, symbol, trademark, trade name or logo of Novartis or any of its Affiliates in any press release, publication or other form of public disclosure that does not specifically relate to this Agreement; and

(ii) Novartis shall be entitled to use the name of Licensor to the extent necessary or reasonably useful (A) in connection with the Development, Manufacture, Commercialization or other Exploitation of Licensed Compounds or Licensed Products, including in connection with sublicensing and subcontracting transactions, or (B) on its website or in

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collateral materials, slide decks, corporate overviews and other similar documents or other materials, in each case, as reasonably necessary to accurately describe the Parties’ arrangement hereunder.

(c) Disclosures by Licensor. Subject to Section 11.6 (SEC Filings and Other Disclosures) and notwithstanding Licensor’s confidentiality obligations under this Article 11 (Confidentiality; Publication), Licensor or its designees may publicly disclose (in written, oral, or other form) the achievement of Milestone Events under this Agreement (including the amount, payment, and timing of any such Milestone Event); provided that, subject to Section 11.6 (SEC Filings and Other Disclosures), if Licensor intends to make any such public disclosure thereof, Licensor will provide Novartis with a reasonable opportunity to review and comment on such disclosure and will obtain Novartis’ prior written consent with respect to such disclosure (such consent not to be unreasonably withheld, conditioned, or delayed).

Article 12
TERM AND TERMINATION

12.1. Term. The term of this Agreement shall commence upon the Effective Date and continue in full force and effect as follows, unless earlier terminated as permitted by this Agreement:

(a) on an Immunology Research Program-by-Immunology Research Program basis, until the termination of the Option Period with respect thereto in accordance with Section 3.1(d) (Termination of Option); or

(b) on a Licensed Program-by-Licensed Program basis, from and after the License Effective Date until the expiration of the last to expire Royalty Term for a Licensed Product Directed To the applicable Licensed Target (the “Term”).

12.2. Termination.

(a) Termination by Novartis for Convenience. Novartis may terminate this Agreement for any reason or no reason at any time, in its entirety or on an Immunology Research Program-by-Immunology Research Program or Licensed Program-by-Licensed Program basis or, to the extent within the Territory, country-by-country basis, upon (i) [***] prior written notice to Licensor if such notice is delivered prior to First Commercial Sale of the applicable Licensed Product in the Territory (or, if applicable, in the country therein), or (ii) [***] prior written notice to Licensor if the such notice is delivered after First Commercial Sale of the applicable Licensed Product in the Territory (or, if applicable, in the country therein).

(b) Termination by Novartis for Safety or Regulatory Issue. Novartis may terminate this Agreement, in its entirety or on a Licensed Program-by-Licensed Program basis, upon [***] prior written notice to Licensor where a Regulatory Authority, an Institutional Review Board for a Clinical Trial or Novartis’ internal regulatory decision makers acting in accordance with Novartis’ standard internal policies, determines that a safety or regulatory issue exists that would be reasonably expected to adversely affect the Development, Manufacture, or Commercialization of any Licensed Product Directed To the applicable Licensed Target; provided

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that Novartis shall, prior to terminating the Agreement pursuant to this Section 12.2(b) (Termination by Novartis for Safety or Regulatory Issue), discuss its concerns with Licensor for a period of no fewer than [***].

(c) Termination for Material Breach. If either Novartis or Licensor is in material breach of this Agreement, the non-breaching Party may give written notice to the breaching Party specifying the claimed particulars of such breach, and, in the event such material breach is not cured within [***] after the breaching Party’s receipt of such notice, the non-breaching Party shall have the right thereafter to terminate this Agreement in its entirety, or, if the material breach is specific to a given Immunology Research Program, Licensed Program, or country, then with respect to such Immunology Research Program, Licensed Program, or country to which the material breach relates, immediately by giving written notice to the breaching Party to such effect; provided that, if such breach is capable of being cured but cannot be cured within such [***], as applicable, and the breaching Party initiates actions to cure such breach within such period and thereafter diligently pursues such actions, the breaching Party shall have such additional period as is reasonable in the circumstances to cure such breach. Notwithstanding the foregoing, in the event that arbitration is commenced in accordance with Section 15.7 (Dispute Resolution) with respect to any alleged breach hereunder, no purported termination of this Agreement pursuant to this Section 12.2(c) (Termination for Material Breach) shall take effect until the resolution of such arbitration, and the cure period for such breach shall be tolled until the resolution of such arbitration. Any termination by a Party under this Section 12.2(c) (Termination for Material Breach) and the effects of termination provided herein shall be without prejudice to any other rights or remedies of such Party, including the right to recover Losses or other legal or equitable remedies to which it may be entitled.

(d) Termination for Insolvency. To the extent permitted by Applicable Laws, either Party may terminate this Agreement in its entirety, immediately by giving written notice to the other Party to such effect upon: (i) the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, including such proceedings commenced by the other Party seeking to have an order for relief entered with respect to such Party, seeking to adjudicate such Party as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to such Party or its debts; (ii) the appointment of a receiver, trustee, custodian, conservator or other similar official over all or substantially all property of the other Party; (iii) an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; or (iv) the other Party taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the matters set forth in sub-clauses (i), (ii), or (iii) (each of the events or occurrences described in sub-clauses (i) through (iv), an “Insolvency Event”); provided that, in the case of any involuntary bankruptcy proceeding, such right to terminate will only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within [***] after the filing thereof.

(e) Termination by Licensor for Cessation of Development or Commercialization. If, following the License Effective Date for a given Licensed Program, Novartis ceases to conduct all material Development (including, for clarity, conduct of Assumed IRF5 Research Activities or Research activities where Novartis elects to conduct such Research activities pursuant to Section 2.1(i)(ii) (Failure to Select a Development Candidate)),

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Manufacturing and Commercialization activities with respect to all Licensed Products Directed To the applicable Licensed Target for a continuous period of [***] and, such suspension of activity is not (i) contemplated by written agreement of the Parties, (ii) a result of Novartis’ reasonable response to written guidance from or action by a Regulatory Authority in the Territory (such as a clinical hold, or a recall or withdrawal), (iii) due to events beyond the reasonable control of Novartis, or (iv) due to Licensor’s breach of this Agreement, then within [***] of becoming aware of Novartis’ cessation for at least [***], Licensor may, at its election, terminate this Agreement with respect to such Licensed Program and Licensed Target upon [***] prior written notice to Novartis; [***].

12.3. Effects of Termination.

(a) Termination for Any Reason. Upon termination of this Agreement for any reason in accordance with Section 12.2 (Termination), except as otherwise set forth below:

(i) Terminated Products and Regions. All Candidate Compounds Directed To a given Immunology Target (in the case of a termination with respect to the applicable Immunology Research Program) or Licensed Compounds and Licensed Products Directed To a given Licensed Target (in the case of a termination with respect to the applicable Licensed Program), as applicable, with respect to which this Agreement is terminated shall become “Terminated Products” and any country with respect to which this Agreement is terminated shall be referred to herein as a “Terminated Region.”

(ii) Licenses. All licenses and other rights granted by either Party to the other Party or its Affiliates under this Agreement (other than any license(s) that have become non-exclusive, fully paid-up, royalty-free, transferable, perpetual and irrevocable pursuant to Section 3.2(a) (License Grant)) with respect to the Terminated Products or Terminated Regions shall terminate.

(iii) Sublicenses. At the written request of any Sublicensee who is not then in breach of the applicable sublicense agreement, which request is made [***] following the effective date of termination, Licensor shall enter into a direct license with the Sublicensee on substantially the same terms as the sublicense agreement with respect to the Licensed Technology (provided that Licensor shall not be required to undertake obligations in addition to those required by this Agreement and Licensor’s rights under such direct license shall be consistent with its rights under this Agreement). For clarity, such sublicense agreement shall continue post-termination until such direct license is effective or until the expiration of the [***] request period, whichever is later.

(iv) Return of Confidential Information. Each Party and its Affiliates shall immediately, at the Receiving Party’s discretion: (A) return to the other Party; or (B) destroy and provide proof of destruction, all tangible items bearing or containing any Confidential Information disclosed by the other Party or any of its Affiliates with respect to the Terminated Products or Terminated Regions, except for one (1) copy which may be retained in its confidential files for archive or compliance purposes. Each Party and its Affiliates shall also be permitted to retain such additional copies of or any computer records or files containing the other Party’s or any of its Affiliates’ Confidential Information that have been created solely by automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with the retaining

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Party’s standard archiving and back-up procedures, but not for any other use or purpose. All Confidential Information shall continue to be subject to the terms of this Agreement.

(v) Patent Prosecution. Licensor shall, at its expense, have the right to assume all prosecution, maintenance and enforcement activities with respect to the Licensed Patents with respect to the Terminated Products or Terminated Regions, and Novartis shall cooperate and provide reasonable assistance to Licensor in connection with the transfer of such prosecution, maintenance and enforcement activities to Licensor.

(vi) Inventory. Novartis will have the right for a period of [***] following the effective date of termination to sell or otherwise dispose of any inventory of any Licensed Product that constitutes a Terminated Product on hand at the time of such termination or in the process of Manufacturing at the time of such termination, subject to the payments applicable to such Terminated Product (as if such Terminated Product remained a Licensed Product) under Article 9 (Financial Provisions).

(vii) Maintenance Fees. If this Agreement is terminated with respect to all Immunology Research Programs (except by Licensor in accordance with Section 12.2(c) (Termination for Material Breach)), Novartis’ obligation to pay Maintenance Fees pursuant to Section 9.2(a) (Maintenance Fees) shall terminate.

(b) Termination for Any Reason Other than Licensor’s Material Breach. Upon termination of this Agreement with respect to a Terminated Product for any reason except by Novartis pursuant to Section 12.2(c) (Termination for Material Breach):

(i) Reversion License Agreement. Novartis will negotiate in good faith with Licensor, for a period of up to [***] following the effective date of termination, a license agreement pursuant to which:

(A) Novartis would grant Licensor a [***], under the Novartis Reversion Technology Controlled by Novartis as of the effective date of such termination, to Develop, Manufacture, Commercialize and otherwise Exploit any Reversion Product, which agreement would include reasonable financial compensation payable by Licensor to Novartis for any license or other rights agreed to be granted or assigned to Licensor pursuant to this Section 12.3(b)(i) (Reversion License Agreement), such compensation to reflect fair market value of such license or other rights, determined in accordance with customary industry practice, and to take into account the reason for such termination;

(B) if the effective date of termination occurs when the Reversion Product is in clinical Development, Novartis would transfer to Licensor all quantities of the Reversion Product that has been Manufactured or is in the process of being Manufactured, [***];

(C) [***];

(D) for the purpose of this Section 12.3(b)(i) (Reversion License Agreement), Novartis Reversion Technology shall not include any Patent Rights or Know-How

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which were acquired or licensed by Novartis or its Affiliates from a Third Party unless (I) Licensor agrees in writing to make all payments when due and provide all reports and other information required under the applicable agreement, in each case, to the extent arising out of the grant, maintenance or exercise of a license or sublicense to or by Licensor under such Know-How or Patent Rights; (II) Licensor acknowledges and agrees in writing that its license or sublicense under the applicable agreement is subject to the terms and conditions of such agreement that have been fully disclosed to Licensor under this Section 12.3(b)(i) (Reversion License Agreement); and (III) Licensor agrees to be bound by and comply with such terms and conditions to the extent applicable to it in its capacity as a licensee or sublicensee under such Know-How or Patent Rights.

(ii) Regulatory Approvals. [***] following the effective date of termination, Novartis shall, to the extent permitted by Applicable Laws, transfer and assign to Licensor all of its right, title and interest in and to all U.S. and foreign regulatory submissions and Regulatory Approvals solely related to the Reversion Product and all drug master files and drug dossiers solely related to the Reversion Product (other than those related to manufacturing facilities) and, in each case, necessary for the continued Exploitation of the Reversion Product. Without limiting the foregoing, Novartis may de-register such U.S. and foreign regulatory submissions and Regulatory Approvals solely related to the Reversion Product and shall provide reasonable advanced written notice of any such de-registration to Licensor.

(iii) Product Trademarks. [***] following the effective date of termination, Novartis shall, at Licensor’s written request, transfer and assign to Licensor any or all of Novartis’ and its Affiliates’ rights, title, and interests in and to the Novartis Trademarks (but not any Novartis house marks) owned by Novartis and used solely in connection with the Commercialization of the Reversion Product and all goodwill associated therewith, in exchange for a payment to Novartis in an amount equal to Novartis’ cumulative incurred costs related to the development, clearance, registration, enforcement, and maintenance of the applicable Trademarks throughout the Terminated Region.

(iv) Data. All Data arising from preclinical and clinical Development activities related to Terminated Product will become the Confidential Information of Licensor, (and Licensor will be deemed to be the Disclosing Party and Novartis the Receiving Party with respect thereto) and Novartis will [***] transfer and assign the same to Licensor; provided that the foregoing will not apply with respect to any Data to the extent specifically related the other active ingredient(s) included in any such Terminated Product that is a Combination Product.

(c) Clinical Trials. If, at the time of such termination, Novartis (or its Affiliate or Sublicensee) is conducting any Clinical Trials for any Reversion Product, then, at Licensor’s election on a trial-by-trial and site-by-site basis: (i) to the extent agreed by Licensor, Novartis shall transfer the conduct of all such Clinical Trials at such sites to Licensor and, in each such case, Licensor shall assume any and all liability for such Clinical Trials at such sites after the effective date of such termination; or (ii) with respect to any Clinical Trials which are not assumed by Licensor under clause (i), Novartis (or its Affiliates or Sublicensees) shall, at their expense, continue to conduct, or wind down, such Clinical Trials, as determined by Novartis in its sole discretion.

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12.4. Rights in Insolvency. The Parties agree that this Agreement constitutes an executory contract under Section 365 of the Code for the license of “intellectual property” as defined under Section 101 of the Code and constitutes a license of “intellectual property” for purposes of any similar laws in any other country in the Territory. The Parties further agree that Novartis, as licensee of such rights under this Agreement, will retain and may fully exercise all of its protections, rights and elections under the Code, including under Section 365(n) of the Code, and any similar laws in any other country in the Territory. The Parties further agree that, in the event of an Insolvency Event by or against Licensor or any of its Affiliates under the Code and any similar laws in any other country in the Territory, Novartis will be entitled to a complete duplicate of (or complete access to, as appropriate) any Intellectual Property Rights and all embodiments of such Intellectual Property Rights licensed to it under this Agreement, and the same, if not already in its possession, will be [***] delivered to it: (a) upon any such commencement of an Insolvency Event upon its written request therefor, unless Licensor elects to continue to perform all of its obligations under this Agreement; or (b) if not delivered under sub-clause (a), following the rejection of this Agreement by or on behalf of Licensor upon written request therefor by Novartis. All rights, powers and remedies of Novartis provided for in this Section 12.4 (Rights in Insolvency) shall be in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including under the Code and any similar laws in any other country in the Territory). In the event of an Insolvency Event in relation to Licensor, Novartis, in addition to the rights, power and remedies expressly provided herein, shall be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including under the Code). The Parties agree that they intend the following Novartis rights to extend to the maximum extent permitted by law, including for purposes of the Code: (i) the right of access to any Intellectual Property Rights (including all embodiments thereof) of Licensor, or any Third Party with whom Licensor contracts to perform an obligation of Licensor under this Agreement which is reasonably necessary or useful for the Exploitation of Licensed Products in the Territory; (ii) the right to contract directly with any Third Party described in sub-clause (i) to complete the contracted work; and (iii) the right to cure any breach of or default under any such agreement with a Third Party and set off the costs thereof against amounts payable to Licensor under this Agreement. The Parties stipulate and agree that the payments required to be made by Novartis to Licensor under Article 9 (Financial Provisions) constitute “royalties” for purposes of Section 365(n) of the Code.

12.5. [***].

12.6. Survival. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Without limiting the foregoing, the following provisions shall survive the expiration or termination of this Agreement: Article 1 (Definitions; Interpretation) (to the extent necessary to interpret other surviving sections), Section 2.4(a) (Records Retention) (until the expiration of the Records Retention Period), Article 9 (Financial Provisions) (with respect to any payment obligations accrued prior to effective date of termination or expiration or thereafter in accordance with Section 12.3 (Effects of Termination)) Section 10.1(a) (Ownership), Section 11.3 (Duty of Confidence) through Section 11.6 (SEC Filings and Other Disclosures) (for the period of time set forth in Section 11.3(a) (Duty of Confidence)), Section 12.3 (Effects of Termination), Section 12.4 (Rights in Insolvency), this Section 12.6 (Survival), Section 12.7 (Termination Not Sole Remedy), Article 14 (Indemnification; Liability;

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Insurance) [***], Section 15.1 (Limitation of Liability), Section 15.5 (Severability) through Section 15.8 (Governing Law; Waiver of Jury Trial), Section 15.10 (Export Control) through Section 15.14 (Cumulative Remedies), and Section 15.16 (No Third Party Beneficiary Rights) through Section 15.19 (English Language).

12.7. Termination Not Sole Remedy. Termination is not the sole remedy under this Agreement and, whether or not termination is effected and notwithstanding anything contained in this Agreement to the contrary, all other remedies shall remain available except as agreed to otherwise herein.

Article 13
REPRESENTATIONS AND WARRANTIES; COVENANTS

13.1. Mutual Representations and Warranties. Each Party represents and warrants to the other Party, as of the Effective Date, that:

(a) such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized;

(b) such Party: (i) has the requisite power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and (ii) has taken all requisite action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(c) this Agreement has been duly executed on behalf of such Party and is a legal, valid and binding obligation on such Party, enforceable against such Party in accordance with its terms;

(d) all necessary consents, approvals and authorizations of all Governmental Authorities and other Persons required to be obtained by such Party in connection with the execution and delivery of this Agreement, the activities and transactions contemplated by this Agreement, or the performance by such Party of its obligations under this Agreement have been obtained, except in each case, to the extent required to conduct Clinical Trials or to seek or obtain Regulatory Approvals or other applicable Regulatory Materials;

(e) the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder: (i) do not conflict with or violate any requirement of Applicable Laws, regulations or orders of Governmental Authorities, (ii) do not conflict with, or constitute a breach or default under, any contractual obligation of such Party, and (iii) do not conflict with or result in a breach of any provision of the organizational documents of such Party; and

(f) (i) neither such Party nor, to the knowledge of Novartis and the Knowledge of Licensor, any employee, agent or subcontractor of such Party involved or to be involved in the Development of the Licensed Products has been debarred under Subsection (a) or (b) of Section 306 of the Act (each, a “Debarred Person”); and (ii) to the knowledge of Novartis and the Knowledge of Licensor, no Debarred Person on any of the FDA clinical investigator enforcement

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lists (including the (A) Disqualified/Totally Restricted List, (B) Restricted List and (C) Adequate Assurances List) will participate in the performance of any activities hereunder.

13.2. Additional Representations and Warranties by Licensor. Licensor further represents and warrants to Novartis, on a Research Program-by-Research Program basis (x) as of the Effective Date, except as disclosed in Exhibit 13.2 (Disclosures to Additional Representations and Warranties by Licensor) (provided that any representation and warranty set forth in this Section 13.2 (Additional Representations and Warranties by Licensor) as of the Effective Date with respect to Potential Licensed Technology shall be limited to any Patent Rights and Know-How that, in Licensor’s reasonable judgment as of the Effective Date, constitutes Potential Licensed Technology), and (y) with respect to an Immunology Research Program, as of the applicable License Effective Date for such Immunology Research Program, except as disclosed in the Disclosure Letter delivered to Novartis prior to such License Effective Date and agreed by the Parties or deemed approved by Novartis in accordance with Section 2.2(f)(ii) (Final Immunology IND Data Package) or Section 3.1(b)(ii) (Proposed Early Option Exercise), that:

(a) Licensor has the full right, power, and authority: to (i) grant the licenses and the Option to Novartis, as purported to be granted pursuant to this Agreement; (ii) use, disclose and exploit the Potential Licensed Technology and Licensed Technology in accordance with this Agreement; and (iii) perform its obligations (including to conduct the Licensor Research Activities) under this Agreement;

(b) Licensor has not granted any license or other interest to any Third Party under the Potential Licensed Technology or Licensed Technology that is inconsistent with the licenses granted to Novartis hereunder;

(c) [***];

(d) no Third Party has any right, title or interest in or to, or any license under, any Potential Licensed Technology or Licensed Technology that conflicts with the rights granted to Novartis hereunder (including the Option);

(e) neither Licensor nor any of its Affiliates is party to an Existing Upstream License;

(f) neither Licensor nor any of its Affiliates is party to any license agreement with a Third Party pursuant to which Licensor or any of its Affiliates is obligated to pay any amount to a Third Party for the practice of any Potential Licensed Technology or Licensed Technology with respect to Novartis’ or its Sublicensees’ Exploitation of Candidate Compounds, Licensed Compounds or Licensed Products in the Field;

(g) Licensor is the sole and exclusive owner or exclusive licensee of [***];

(h) [***] sets forth a true, complete and correct list of all Patent Rights Controlled by Licensor or any its Affiliates that constitute Potential Licensed Technology and Licensed Technology; (ii) except for expired provisional patent applications and PCT patent applications that have entered the national phase, each such Patent Right is subsisting and in full

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force and effect, valid, and enforceable; (iii) Licensor or its Affiliate, as applicable, has timely paid all filing and renewal fees due with respect to such Patent Rights; and (iv) Licensor or its Affiliate, as applicable, has complied with the duty of candor and duty of disclosure obligations in each jurisdiction with respect to the Potential Licensed Patents and Licensed Patents;

(i) there are no judgments, orders, decrees, or settlements against or owed by Licensor or any of its Affiliates, and there are no actual, pending, or, to the Knowledge of Licensor, alleged or threatened in writing, adverse actions, demands, arbitrations, suits, proceedings, or other claims against Licensor or any of its Affiliates, in each case, involving the Potential Licensed Technology, Licensed Technology, or the transactions contemplated by this Agreement;

(j) to the Knowledge of Licensor, there is no pending action by a Third Party that challenges the inventorship, ownership, scope, validity or enforceability, or Licensor’s or any of its Affiliates’ rights in or to, of any Potential Licensed Patents or Licensed Patents;

(k) Licensor’s and its Affiliates’ right, title and interest to the Potential Licensed Technology and Licensed Technology is free of any lien, security interest or other encumbrance;

(l) to the Knowledge of Licensor, the inventorship of the Potential Licensed Patents and Licensed Patents is properly identified on each issued patent or patent application in the Potential Licensed Patents and Licensed Patents;

(m) Licensor and its Affiliates have entered into agreements with applicable employees who will conduct activities under this Agreement which are sufficient to enable Licensor to comply with Section 10.1(b) (Personnel Obligations), such employees have assigned or will assign all inventorship rights to such Potential Licensed Technology and Licensed Technology, and all such agreements are valid and enforceable;

(n) to the Knowledge of Licensor, Licensor and its Affiliates have made any and all payments owing by Licensor or any of its Affiliates to any inventor of any Potential Licensed Technology and Licensed Technology owned by Licensor or such Affiliate that is required in connection with the creation or exploitation of or transfer of rights to such Potential Licensed Technology and Licensed Technology;

(o) Licensor has not received any written notice from any Third Party asserting or alleging that the Development, Manufacture or Commercialization of the Licensed Compounds or Licensed Products infringe or misappropriate the Intellectual Property Rights of any Third Party;

(p) to the Knowledge of Licensor, no Third Party is infringing or misappropriating any Potential Licensed Technology or Licensed Technology;

(q) no Potential Licensed Technology or Licensed Technology is subject to any funding agreement with or obligation to any Governmental Authority;

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(r) Licensor and its Affiliates have conducted, and has used reasonable efforts to cause its consultants and subcontractors to conduct, all tests and pre-clinical studies of the Licensed Compounds and Licensed Products in accordance with the applicable experimental protocols, procedures and controls pursuant to generally accepted, professional scientific and ethical standards and Applicable Laws;

(s) there are no Regulatory Materials in existence as of the Effective Date with respect to the Candidate Compounds, the Licensed Compounds or the Licensed Products;

(t) neither Licensor nor, to the Knowledge of Licensor, any Person acting on its behalf has: (i) made an untrue statement of a material fact or fraudulent statement to the FDA, EMA or any other Regulatory Authority or with respect to any Regulatory Materials; or (ii) failed to disclose a material fact required to be disclosed to the FDA, EMA or any other Regulatory Authority, or committed any act, made a statement, or failed to make a statement that, at the time such disclosure was made, would reasonably be expected to provide a basis for the FDA, EMA or any other Regulatory Authority to invoke its policy regarding “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) or any similar policy;

(u) to the Knowledge of Licensor, all information provided by Licensor during pre-contractual due diligence, including all information provided in response to due diligence requests, is complete, truthful and accurate in all material respects;

(v) to the Knowledge of Licensor, Licensor has not failed to disclose to Novartis any fact or circumstance known to Licensor or any of its Affiliates that would be reasonably material to Novartis in connection with this Agreement or the transactions contemplated herein;

(w) Licensor has instituted and maintained policies and procedures reasonably designed to prevent the alteration, falsification or manipulation of data generated or used in any studies related to the development, use, handling, safety, efficacy, reliability or manufacturing of the Licensed Compounds or Licensed Products and to encourage employees to report any compliance issues related thereto (and Licensor has made available to Novartis copies or written summaries of such reports, if any);

(x) Licensor has not, and to the Knowledge of Licensor, no Third Parties have, altered, falsified, or otherwise manipulated any data generated or used in any studies related to the development, use, handling, safety, efficacy, reliability or manufacturing of the Licensed Compounds or Licensed Products; and

(y) all of the interests, assets and rights of Licensor and its Affiliates related to the Licensed Compounds and Licensed Products are owned by Licensor, any of its Affiliates, or a subsidiary corporation all of the equity securities of which are owned by Licensor or any of its Affiliates.

13.3. Compliance Covenants. Each of Novartis and Licensor covenant to the other during the Term as follows:

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(a) Compliance with Law. It will, and shall ensure that its Affiliates, comply with all Applicable Laws in connection with the performance of its and its Affiliates’ activities under this Agreement, including, to the extent applicable, GMP, GLP, GCP, GVP and other similar rules, regulations and requirements; the European Data Protection Directive 95/46/EC; the European General Data Protection Regulation (Regulation (EU) 2016/679); and any other applicable national data protection legislation.

(b) No Inconsistent Obligations. It shall not, and shall ensure that its Affiliates shall not, take any action or enter into any agreement with any Third Party that diminishes the rights granted to the other Party under this Agreement.

(c) Foreign Corrupt Practices Act of 1977. In performing under this Agreement, it and its Affiliates agree to comply with all applicable anti-corruption laws, including the Foreign Corrupt Practices Act of 1977, as amended from time-to-time; the anti-corruption laws of the Territory; and all laws enacted to implement the Organization for Economic Cooperation and Development Convention on Combating Bribery of Foreign Officials in International Business Transactions.

(d) No Bribery. It shall not directly or indirectly offer or pay, or authorize such offer or payment of, any money, or transfer anything of value, to improperly seek to influence: (i) any elected or appointed government official (e.g., a member of a ministry of health); (ii) any employee or person acting for or on behalf of a Governmental Authority; (iii) any political party officer, employee, or person acting for or on behalf of a political party or candidate for public office; (iv) an employee or person acting for or on behalf of a public international organization; or (v) any person otherwise categorized as a government official under local law.

(e) Export Control. Neither it nor its Affiliates shall export, transfer, or sell any Licensed Product to any country or territory except in compliance with Applicable Laws.

(f) Debarment. It shall not engage, in any capacity in connection with this Agreement any Debarred Person to perform any of such Party’s obligations under this Agreement. Each Party shall inform the other Party in writing [***] if it or any person engaged by it or any of its Affiliates who is performing any obligations under this Agreement is a Debarred Person, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to each Party’s knowledge, is threatened, pursuant to which a Party, any of its Affiliates or any such person performing obligations hereunder or thereunder may become a Debarred Person.

13.4. Additional Covenants of Licensor. During the Term:

(a) Licensor shall not, and shall cause its Affiliates not to: (i) grant any license or other interest to any Third Party under the Licensed Technology (or, until the Option Expiration Date occurs with respect to the applicable Immunology Research Program, any Potential Licensed Technology) that conflicts with, would impair the value of, or is or would otherwise be inconsistent with the licenses, the Option, or other rights granted to Novartis hereunder; (ii) sell, assign, convey, or otherwise transfer any of its right, title or interest in or to any Licensed Technology (or, until the Option Expiration Date occurs with respect to the applicable Immunology Research Program, any Potential Licensed Technology) to any Third Party (other than in connection with a Change

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of Control or to a permitted assignee of this Agreement); (iii) grant to any Third Party any rights under the Licensed Technology (or, until the Option Expiration Date occurs with respect to the applicable Immunology Research Program, any Potential Licensed Technology) with respect to any Licensed Compounds or Licensed Products (or Candidate Compounds) other than in accordance with this Agreement (including Section 3.2(d) (Retained Rights)); (iv) enter into any agreement that would impose additional obligations or liabilities on Novartis without Novartis’ prior written consent; or (v) incur or permit to incur any lien, security interest or other encumbrance, other than licenses entered into in the ordinary course of business, on the Licensed Technology (or, until the Option Expiration Date occurs with respect to the applicable Immunology Research Program, any Potential Licensed Technology) that would materially adversely affect Novartis’ rights under this Agreement (for clarity, a security interest in the Licensed Technology or any Potential Licensed Technology) that is expressly subordinate to this Agreement would not materially adversely affect Novartis’ rights under this Agreement; and

(b) Licensor will [***] notify Novartis in the event that it or any of its Affiliates becomes aware of:

(i) any prior art or other facts that Licensor believes would result in the invalidity or unenforceability of any of the claims included in any of the Licensed Patents (or, until the Option Expiration Date occurs with respect to the applicable Immunology Research Program, any Potential Licensed Patents);

(ii) any inequitable conduct or fraud on the patent office with respect to any of the Licensed Patents (or, until the Option Expiration Date occurs with respect to the applicable Immunology Research Program, any Potential Licensed Patents); or

(iii) any Person (other than Persons identified as inventors of inventions claimed in the Licensed Patents (or, until the Option Expiration Date occurs with respect to the applicable Immunology Research Program, any Potential Licensed Patents)) who claims to be an inventor of an invention claimed in Licensed Patents or any Potential Licensed Patents.

13.5. Novartis Standards and Policies. From the Effective Date [***], Licensor will [***] comply with certain Novartis standards and policies as follows:

(a) Novartis has put in place a Third Party risk management framework that is aimed at promoting the societal and environmental values of the United Nations Global Compact with specific Third Parties that Novartis deals with (the “Third Party Code”). Licensor [***] to cause its Affiliates, employees, directors, officers, agents, sublicensees and subcontractors (collectively, the “Licensor Parties”) to: (i) comply with the Third Party Code (and any published updates thereto) that can be viewed and downloaded from https://www.novartis.com/esg/reporting/codes-policies-and-guidelines; (ii) with respect to Section 12.6 of the Third Party Code, provide information and documentation on reasonable request to Novartis or its employees, directors, officers, Sublicensees, subcontractors and agents (collectively, “Representatives”) to allow Novartis to verify compliance with the Third Party Code in the form requested; (iii) rectify identified non-compliances with the Third Party Code (where capable of remedy) and report remediation progress to Novartis or its Representatives on request and establish a remediation plan to cover such identified non-compliances with the Third

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Party Code if so requested by Novartis; and (iv) where required by Novartis, fully cooperate (at its own expense) with Novartis, its Affiliates and their Representatives in completing and returning, as reasonably instructed, any Questionnaire for Third Parties (and any requested updates to the same during the Term). Licensor represents and warrants that, to the Knowledge of Licensor, the information provided in any Questionnaire for Third Parties completed by or on behalf of the Licensor Parties (whether provided before or during the Term, including updates to the same) is accurate and complete (and such information shall be treated as being part of this Agreement). Licensor shall inform Novartis in writing of: (A) any material change to the information provided in a Questionnaire for Third Parties; and (B) any Change of Control of a Licensor Party or a Third Party who Controls a Licensor Party, in each case, [***] after the relevant change occurs. For clarity, the obligation set out in (A) and (B) shall apply to the Licensor Parties only, and not to any subcontractor engaged by it in accordance with the terms of this Agreement.

(b) In exercising its rights and performing its obligations under this Agreement, the Licensor Parties will (and will ensure that their employees, directors, officers, subcontractors and agents will) (i) not promise, offer, pay, cause to pay, accept payment, induce payment or take any action that could reasonably be considered a bribe; (ii) comply with all Applicable Laws related to bribery and corruption (such as the U.S. Foreign Corrupt Practices Act and UK Bribery Act); (iii) adopt the principles of with The International Federation of Pharmaceutical Manufacturers & Associations (IFPMA) Code of Practice, (iv) comply with all policies and guidelines (and any updates to the same) referenced or included in this Agreement; and (v) use Commercially Reasonable Efforts to ensure they have an appropriate (with respect to its size, scope of operations and nature of business activities) and effective ethics, risk and compliance organization and systems/policies in place designed to promote ethical business practices.

(c) Subject to Novartis requesting otherwise, the Licensor Parties shall be responsible for training all of its employees, directors, officers, subcontractors and agents (including approved contractors) engaged in performing the activities set forth in this Agreement on anti-bribery at its own expense. Such training shall include at a minimum the provisions of the Applicable Laws related to bribery and corruption and shall take place prior to the performance of services for Novartis. In the case of the Licensor Parties engaging a subcontractor in accordance with the terms of this Agreement, the Licensor Parties shall remain directly responsible for ensuring compliance with the above training obligations.

(d) The Licensor Parties shall, where requested by Novartis, for each Reporting Period, deliver (or have an authorized Affiliate acting for and on its behalf deliver) to Novartis a duly completed annual compliance confirmation in the form attached as Exhibit 13.5(d) (Annual Compliance Confirmation Form) or any materially equivalent updated form notified to Licensor Parties from time to time by Novartis (each, a “Annual Compliance Confirmation”). Novartis may, at its option, instruct its personnel to collect each Annual Compliance Confirmation on its behalf, and the Licensor Parties shall cooperate (and procure that any authorized Affiliate acting on its behalf in respect of the Annual Compliance Confirmation cooperates) with any such personnel for such purpose. Where the Licensor Parties have multiple non-expired contractual agreements with Novartis or its Affiliates which include the requirement to provide an Annual Compliance Confirmation, the Licensor Parties may provide an Annual Compliance Confirmation covering more than one existing agreement. Unless otherwise directed by Novartis, the Annual

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Compliance Confirmation shall be delivered within [***] of the end of the relevant Reporting Period. For the purposes of this Section 13.5 (Novartis Standards and Policies) only, reference to “Reporting Period” is a reference in each case to a [***] period, the first reporting period commencing on the date specified by Novartis in the Annual Compliance Confirmation request and each subsequent reporting period commencing on the anniversary of the first reporting period. For clarity, this Section 13.5 (Novartis Standards and Policies) applies to the Licensor Parties only, and not to any subcontractor engaged by it in accordance with the terms of this Agreement; provided that the Annual Compliance Confirmation of the Licensor Parties shall cover the performance of obligations of the Licensor Parties and their employees, directors, officers, subcontractors and agents.

(e) To the extent such information is provided by Novartis to Licensor in writing, Licensor shall ensure that its personnel are fully informed about the Novartis whistleblowing channels, including the Novartis SpeakUp tool, which allows for the reporting of misconduct, compliance, violations, complaints, or any concerns without fear of retaliation.

(f) Novartis shall have the right, at reasonable times and upon reasonable prior notice, to audit Licensor’s records and facilities to confirm Licensor’s compliance with this Section 13.5 (Novartis Standards and Policies).

(g) Licensor’s failure to use Commercially Reasonable Efforts to comply with Novartis’ standard and policies set forth in this Section 13.5 (Novartis Standards and Policies) shall be deemed a material breach of this Agreement and subject to Section 12.2(c) (Termination for Material Breach).

13.6. Bring Down Limitations.

(a) On an Immunology Research Program-by-Immunology Research Program basis, solely with respect to the Immunology Research Program for which the applicable Immunology IND Data Package is being delivered or with respect to which Novartis is exercising its Option early in accordance with Section 3.1(b)(ii) (Proposed Early Option Exercise), as applicable, the disclosures set forth in the Disclosure Letter with respect to Licensor’s representations and warranties contained in Section 13.2 (Additional Representations and Warranties by Licensor) related to such Immunology Research Program will be limited to: (i) updating Exhibit 13.2 (Disclosures to Additional Representations and Warranties by Licensor); and (ii) any matter (A) existing as of the Effective Date, that, if known at the Effective Date, would have been required to be set forth or described in Exhibit 13.2 (Disclosures to Additional Representations and Warranties by Licensor) or that is otherwise necessary to correct any information in Exhibit 13.2 (Disclosures to Additional Representations and Warranties by Licensor) or any representation or warranty in Section 13.2 (Additional Representations and Warranties by Licensor) that has been rendered inaccurate by such matter or (B) arising after the Effective Date which, if existing at the Effective Date, would have been required to be set forth or described in Exhibit 13.2 (Disclosures to Additional Representations and Warranties by Licensor) or that is otherwise necessary to correct any information in Exhibit 13.2 (Disclosures to Additional Representations and Warranties by Licensor) or any representation or warranty in Section 13.2 (Additional Representations and Warranties by Licensor) that has been rendered inaccurate by such matter.

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(b) The Parties agree that any disclosure made by Licensor in the Disclosure Letter with respect to Licensor’s representations and warranties contained in Section 13.2 (Additional Representations and Warranties by Licensor) (i) will not be deemed to amend or supplement Exhibit 13.2 (Disclosures to Additional Representations and Warranties by Licensor) for the purpose of the representations and warranties made as of the Effective Date, including for purposes of the indemnification provisions under Section 14.1 (Indemnification by Licensor), and (ii) will only amend or supplement representations and warranties made as of the applicable License Effective Date with respect to an Immunology Research Program (for a Disclosure Letter delivered prior to a License Effective Date) to the extent such disclosure is made in accordance with Section 13.6(a) (Bring Down Limitations). For clarity, an exception made by Licensor in the Disclosure Letter will not cure a deficiency in Exhibit 13.2 (Disclosures to Additional Representations and Warranties by Licensor) as of the Effective Date. Licensor acknowledges and agrees that any disclosure made as of the Effective Date or in the Disclosure Letter cannot cure a breach of any covenant or obligation of Licensor hereunder.

13.7. No Other Warranties. EXCEPT AS EXPRESSLY STATED IN THIS ARTICLE 13 (REPRESENTATIONS AND WARRANTIES; COVENANTS) (A) NO REPRESENTATION, CONDITION OR WARRANTY WHATSOEVER IS MADE OR GIVEN BY OR ON BEHALF OF NOVARTIS OR LICENSOR; AND (B) ALL OTHER REPRESENTATIONS, CONDITIONS AND WARRANTIES WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE ARE HEREBY EXPRESSLY EXCLUDED, INCLUDING ANY REPRESENTATIONS, CONDITIONS AND WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. Each Party understands that the Licensed Products are the subject of ongoing research and development and that neither Party can assure the safety, effectiveness, Regulatory Approval or commercial success of any Licensed Product.

Article 14
INDEMNIFICATION; LIABILITY; INSURANCE

14.1. Indemnification by Licensor. Licensor shall indemnify, defend and hold harmless Novartis and its Affiliates and Sublicensees, and each of their respective directors, officers, employees, consultants and agents (collectively, “Novartis Indemnitees”), from and against all Losses arising out of any Claim brought against any of them to the extent arising or resulting from:

(a) the breach of any representation, warranty, or covenant by Licensor under this Agreement;

(b) the negligence or intentional misconduct of any Licensor Indemnitees;

(c) the conduct of the Licensor Research Activities; or

(d) [***];

except, in each case, to the extent such Losses are caused by (i) the negligence or intentional misconduct of any Novartis Indemnitee or (ii) a breach by Novartis of any of its representations, warranties or covenants set forth in this Agreement.

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14.2. Indemnification by Novartis. Novartis shall indemnify, defend and hold harmless Licensor and its Affiliates, the Upstream Licensors and each of their respective directors, officers, employees, consultants and agents (collectively, “Licensor Indemnitees”), from and against all Losses arising out of any Claim brought against any of them to the extent arising or resulting from:

(a) the breach of any representation, warranty or covenant by Novartis under this Agreement;

(b) the negligence or intentional misconduct of any Novartis Indemnitees;

(c) the conduct of the Novartis Research Activities (if any); or

(d) [***];

except, in each case, to the extent such Losses are caused by (i) the negligence or intentional misconduct of any Licensor Indemnitee or (ii) a breach by Licensor of any of its representations, warranties or covenants set forth in this Agreement.

14.3. Indemnification Procedure.

(a) Notification. If either Party is seeking indemnification under Section 14.1 (Indemnification by Licensor) or Section 14.2 (Indemnification by Novartis) (the “Indemnified Party”), it shall [***] inform the other Party (the “Indemnifying Party”) of the claim giving rise to the obligation to indemnify pursuant to such Section 14.1 (Indemnification by Licensor) or Section 14.2 (Indemnification by Novartis), as applicable (“Indemnification Claim Notice”) [***] after receiving notice of the Claim; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder, except to the extent that the Indemnifying Party demonstrates that its ability to defend or resolve such Claim is adversely affected thereby. The Indemnification Claim Notice shall contain a description of the Claim and the nature and amount of the Claim and any Losses related thereto (to the extent that the nature and amount of such Loss is known at such time). Upon the request of the Indemnifying Party, the Indemnified Party shall [***] furnish to the Indemnifying Party copies of all correspondence, communications and official documents (including court documents) received or sent with respect to any applicable Losses and Claims.

(b) Indemnification Right. Subject to the provisions of Section 14.3(c) (Settlement) and Section 14.3(d) (Assumption of Defense), the Indemnifying Party shall have the right, exercisable by written notice to the Indemnified Party within [***] after receipt of the Indemnification Claim Notice to assume the direction and control of the defense and handling of any such Claim, [***], in which case Section 14.3(d) (Assumption of Defense) below shall govern. The assumption of the defense of a Claim by the Indemnifying Party shall not be construed as acknowledgement that the Indemnifying Party is liable to indemnify any indemnitee with respect to the Claim, nor shall it constitute a waiver by the Indemnifying Party of any defenses it may assert against any Indemnified Party’s claim for indemnification. [***]. If the Indemnifying Party does not give written notice to the Indemnified Party, within [***] after receipt of the Indemnification Claim Notice, of the Indemnifying Party’s election to assume the defense and handling of such Claim, Section 14.3(d) (Assumption of Defense) shall govern.

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(c) Settlement. Upon assumption of the defense of a Claim by the Indemnifying Party: (i) the Indemnifying Party shall have the right to and shall assume sole control and responsibility for dealing with the Claim; (ii) the Indemnifying Party may, [***], appoint as counsel in connection with conducting the defense and handling of such Claim any law firm or counsel reasonably selected by the Indemnifying Party; (iii) the Indemnifying Party shall keep the Indemnified Party informed of the status of such Claim; and (iv) the Indemnifying Party shall have the right to settle the Claim on any terms the Indemnifying Party chooses; provided, however, that it shall not, without the prior written consent of the Indemnified Party, agree to a settlement of any Claim [***].

(d) Assumption of Defense. If the Indemnifying Party does not give written notice to the Indemnified Party as set forth in Section 14.3(b) (Indemnification Right) or fails to conduct the defense and handling of any Claim in good faith after having assumed such, the Indemnified Party may, [***], select counsel reasonably acceptable to the Indemnifying Party in connection with conducting the defense and handling of such Claim and defend or handle such Claim in such manner as it may deem appropriate. In such event, the Indemnified Party shall keep the Indemnifying Party [***] apprised of the status of such Claim and shall not settle such Claim [***], which consent shall not be unreasonably withheld, conditioned or delayed. If the Indemnified Party defends or handles such Claim, the Indemnifying Party shall cooperate with the Indemnified Party, at the Indemnified Party’s request [***], and shall be entitled to participate in the defense and handling of such Claim [***].

14.4. Insurance. Each Party shall procure and maintain [***], with financially stable and reputable insurers, adequate insurance protection that is usual and customary for its respective business operations, including but not limited to general and products liability insurances, and reasonably necessary to cover its actual and potential insurable liabilities under this Agreement. Any deductible associated with a Party’s third-party insurance policy shall [***]. Licensor acknowledges and agrees that Novartis may fulfill some or all of its foregoing obligations under this Section 14.4 (Insurance) [***]. Each Party will be provided at least [***] prior written notice of any cancellation or material decrease in the other Party’s insurance coverage limits in the event such cancellation or material decrease impacts the obligations set forth under this Agreement.

Article 15
GENERAL PROVISIONS

15.1. Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES TO THE EXTENT ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 15.1 (LIMITATION OF LIABILITY) IS INTENDED TO OR SHALL LIMIT OR RESTRICT (A) THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF A PARTY UNDER SECTION 14.1 (INDEMNIFICATION BY LICENSOR) OR SECTION 14.2 (INDEMNIFICATION BY NOVARTIS), (B) ANY DAMAGES AVAILABLE FOR (I) A PARTY’S BREACH OF ITS INTELLECTUAL PROPERTY OBLIGATIONS IN ARTICLE 10 (INTELLECTUAL PROPERTY), (II) A PARTY’S BREACH OF ITS CONFIDENTIALITY

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OBLIGATIONS IN ARTICLE 11 (CONFIDENTIALITY; PUBLICATION) OR (III) LICENSOR’S BREACH OF (X) ITS EXCLUSIVITY OBLIGATIONS IN SECTION 3.5 (Exclusivity) OR (Y) TO THE EXTENT APPLICABLE TO THE OPTION, ITS OBLIGATIONS UNDER sECTION 13.4(a) (Additional covenants of licensor), OR (C) ANY DAMAGES AVAILABLE FOR A PARTY’S GROSS NEGLIGENCE, INTENTIONAL MISCONDUCT OR FRAUD IN CONNECTION WITH THIS AGREEMENT.

15.2. Force Majeure. In the event that either Party is prevented from performing its obligations under this Agreement as a result of any contingency beyond its reasonable control (“Force Majeure”), including any actions of governmental authorities or agencies, war, hostilities between nations, civil commotions, riots, national industry strikes, lockouts, sabotage, shortages in supplies, energy shortages, pandemics, fire, floods and acts of nature such as typhoons, hurricanes, earthquakes, or tsunamis, the Party so affected shall not be responsible to the other Party for any delay or failure of performance of its obligations hereunder, for so long as Force Majeure prevents such performance. In the event of Force Majeure, the Party immediately affected thereby shall give [***] written notice to the other Party specifying the Force Majeure event complained of and shall [***] to resume performance of its obligations [***].

15.3. Assignment.

(a) General. Neither Party may assign this Agreement or any of its rights or obligations hereunder without the other Party’s prior written consent, except that [***] may, at any time during the Term without the other Party’s consent: (i) assign its rights or obligations under this Agreement or any part hereof to one or more of its Affiliates; or (ii) assign this Agreement in its entirety to a successor to all or substantially all of its business or assets to which this Agreement relates, whether in a merger, acquisition, or similar transaction or series of related transactions. The assigning Party shall provide the other Party with [***] written notice of any such assignment. Any permitted assignee will assume all obligations of its assignor under this Agreement (or related to the assigned portion in case of a partial assignment). Any attempted assignment in contravention of the foregoing will be null and void. Subject to the terms of this Agreement, this Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

(b) Monetization. [***].

15.4. Change of Control. In the event of a Change of Control of Licensor, Licensor shall provide Novartis with written notice thereof within [***] following the consummation of such Change of Control, which notice shall identify the Acquirer. Novartis may, effective upon written notice delivered to Licensor within [***] following the consummation of such Change of Control, elect any or all of the following:

(a) to disband or restructure, in whole or in part, the JRC, as determined by [***]; or

(b) to limit the scope of information to be provided by Novartis to Licensor (including through the JRC) to the extent it determines that (i) such information is competitively

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sensitive or (ii) it is necessary to limit such scope in order to protect the confidentiality of such information.

15.5. Severability. Should one or more of the provisions of this Agreement become invalid, void or unenforceable as a matter of law, then this Agreement shall be construed as if such provision were not contained herein and the remainder of this Agreement shall be in full force and effect, and the Parties will use commercially reasonable efforts to substitute for the invalid, void or unenforceable provision a valid and enforceable provision which conforms as nearly as possible with the original intent of the Parties.

15.6. Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when: (a) delivered by hand (with written confirmation of receipt); or (b) when received by the addressee, if sent by an internationally recognized overnight delivery service (receipt requested), in each case, to the appropriate addresses set forth below (or to such other addresses as a Party may designate by notice):

If to Licensor:

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If to Novartis:

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15.7. Dispute Resolution.

(a) Escalation. In the event of a Dispute, either Party may refer the Dispute to the Alliance Managers for discussion and resolution. If the Alliance Managers are unable to resolve the Dispute within [***] of the Dispute being referred to them, either Party may require that the Parties forward the matter to the [***], who shall attempt in good faith to resolve such Dispute. If the Executive Officers cannot resolve such Dispute within [***] of the matter being referred to them, either Party shall be free to initiate the arbitration proceedings outlined in Section 15.7(b) (Arbitration) below for such Dispute.

(b) Arbitration. Subject to Section 15.7 (Dispute Resolution), any dispute, controversy or claim arising out of, relating to or in any way connected with this Agreement or any term or condition thereof, including with respect to the formation, applicability, breach, termination, validity or enforceability thereof, or the performance by either Party of its obligations hereunder, whether before or after termination of this Agreement (each, a “Dispute”), shall be resolved solely and exclusively by final and binding arbitration conducted as set forth in this Section 15.7 (Dispute Resolution). Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. The arbitration will be conducted by a panel [***] in accordance with the Rules of Arbitration (“ICC Rules”) of the International Chamber of Commerce (“ICC”). The claimant shall nominate an arbitrator in its request for arbitration. The respondent shall nominate an arbitrator within [***] of the receipt of the request for arbitration. The [***] nominated by the Parties shall together, within [***] of the

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appointment of the later-nominated arbitrator, select a third arbitrator as the chairperson of the arbitration panel. If any of the [***] are not nominated within the time prescribed above, then the ICC shall appoint the arbitrator(s) in accordance with the ICC Rules. The arbitrators shall have significant experience in the pharmaceutical industry and shall not include any current or former employee, consultant, officer or director of Novartis or Licensor (or their respective Affiliates), or otherwise have any current or previous relationship with Novartis or Licensor or their respective Affiliates. The seat of the arbitration shall be New York City, New York, and the language of the arbitration shall be English. The arbitrators shall render their opinion within [***] of the close of the proceedings. No arbitrator (nor the panel of arbitrators) shall have the power to award punitive damages under this Agreement and such award is expressly prohibited. Decisions of the panel of arbitrators shall be final and binding on the Parties. Judgment on the award so rendered may be entered in any court of competent jurisdiction.

(c) Interim Relief. Nothing in this Section 15.7 (Dispute Resolution) shall preclude either Party from seeking interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief concerning a Dispute, in each case, if necessary to protect the interests of such Party without the necessity of posting bond.

(d) Confidential Proceedings. The existence of the arbitration, any non-public information provided in the arbitration, and any submissions, orders or awards made in the arbitration shall not be disclosed to any non-party except the tribunal, the ICC, the Parties, their counsel, experts, witnesses, accountants, auditors, insurers, reinsurers, and any other person necessary to the conduct of the arbitration except to the extent that disclosure may be required to fulfill a legal duty, protect or pursue a legal right, or enforce or challenge an award in bona fide legal proceedings.

15.8. Governing Law; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of [***] without reference to any rules of conflict of laws; provided that the United Nations Convention on Contracts for International Sale of Goods shall not apply. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

15.9. Compliance with Law. Each Party shall perform its obligations under this Agreement in accordance with all Applicable Laws. No Party shall, or shall be required to, undertake any activity under or in connection with this Agreement which violates, or which it believes, in good faith, may violate, any Applicable Laws.

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15.10. Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries which may be imposed upon or related to Licensor or Novartis from time to time, and both Parties agrees to comply with all such export control laws.

15.11. Entire Agreement; Amendments. This Agreement, together with the Exhibits hereto, contains the entire agreement and understanding of the Parties with respect to the subject matter hereof. Any other express or implied agreements and understandings, negotiations, writings and commitments, either oral or written, with respect to the subject matter hereof are superseded by the terms of this Agreement. In the event of any conflict between a substantive provision of this Agreement and any Exhibit hereto, the substantive provisions of this Agreement shall prevail. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representative(s) of both Parties hereto. The Parties agree that the Confidentiality Agreement by and between Novartis and Licensor, dated as of January 6, 2025 (the “Confidentiality Agreement”) is hereby terminated as of the Effective Date, but each Party’s information that was the subject of confidentiality obligations under such Confidentiality Agreement shall been deemed to be Confidential Information of such Party under this Agreement.

15.12. Independent Contractors. It is expressly agreed that Licensor and Novartis shall be independent contractors and that the relationship between the Parties shall not constitute a partnership, joint venture or legal entity of any type, including for U.S. tax purposes. Neither Licensor nor Novartis shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior written consent of the other Party. Neither Party shall report this Agreement or the relationship between the Parties as a partnership for tax purposes unless required by law.

15.13. Waiver. No provision of this Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party. The waiver by either Party of any right hereunder, or of any failure of the other Party to perform, or of any breach by the other Party, shall not be deemed a waiver of any other right hereunder or of any other breach by or failure of such other Party whether of a similar nature or otherwise.

15.14. Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

15.15. Further Actions. Novartis and Licensor hereby covenant and agree, without the necessity of any further consideration, to execute, acknowledge and deliver any and all such other documents and take any such other action as may be reasonably necessary to carry out the intent and purposes of this Agreement.

15.16. No Third Party Beneficiary Rights. The provisions of this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and they shall not be construed as conferring any rights to any Third Party (including any third party beneficiary rights), except with respect to certain Novartis Indemnitees and certain Licensor Indemnitees who are Third Parties solely with respect to Article 14 (Indemnification; Liability; Insurance); provided

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that Novartis and Licensor shall have the sole right to exercise, claim, amend, waive, or modify the terms of Article 14 (Indemnification; Liability; Insurance) with respect to such Novartis Indemnitees and such Licensor Indemnitees, respectively.

15.17. Extension to Affiliates. Novartis shall have the right to extend the rights, immunities and obligations granted in this Agreement to one or more of its Affiliates. All applicable terms and provisions of this Agreement shall apply to any such Affiliate to which this Agreement has been extended to the same extent as such terms and provisions apply to Novartis. Novartis shall remain primarily liable for any acts or omissions of its Affiliates.

15.18. Expenses. Except as otherwise expressly provided in this Agreement, each Party shall pay the fees and expenses of its respective lawyers and other experts and all other expenses and costs incurred by such Party incurred in connection with the negotiation, preparation, execution, delivery and performance of this Agreement.

15.19. English Language. This Agreement is written and executed in the English language. Any translation into any other language shall not be an official version of this Agreement and, in the event of any conflict in interpretation between the English version and such translation, the English version shall prevail.

15.20. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail, including Adobe™ Portable Document Format (PDF) or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, and any counterpart so delivered will be deemed to be original signatures, will be valid and binding upon the Parties, and, upon delivery, will constitute due execution of this Agreement.

<SIGNATURE PAGE FOLLOWS>

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IN WITNESS WHEREOF, the Parties intending to be bound have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

NOVARTIS PHARMA AG By: [***] Name: [***] Title: [***] By: [***] Name: [***] Title: [***]	MONTE ROSA THERAPEUTICS AG By: [***] Name: [***] Title: [***]

[Signature Page to Collaboration, Option and License Agreement]

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EXHIBIT 1.96

Immunology DC Criteria

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EXHIBIT 1.98

IMMUNOLOGY IND DATA PACKAGE

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EXHIBIT 1.119

SAMPLE INVOICE

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EXHIBIT 1.124

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EXHIBIT 1.126

INITIAL [***] RESEARCH PLAN

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EXHIBIT 1.137

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EXHIBIT 1.199

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EXHIBIT 2.3(a)

PERMITTED LICENSOR SUBCONTRACTORS

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EXHIBIT 3.6(d)(ii)

FORM OF CONSENT LETTER

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EXHIBIT 9.9

LICENSOR BANK ACCOUNT INFORMATION

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EXHIBIT 11.8(a)

FORM OF PRESS RELEASE

[See attached.]

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EXHIBIT 13.2

DISCLOSURES TO ADDITIONAL REPRESENTATIONS AND WARRANTIES BY LICENSOR

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ANNUAL COMPLIANCE CONFIRMATION FORM

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